UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-07739

                                 Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                       Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Tanya S. Tancheff

The Northern Trust Company

333 South Wabash Avenue

Chicago, IL 60604

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (877) 435-8105

Date of fiscal year end:  10/31

Date of reporting period:  10/31/2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Commentary Global Equity Portfolio Advisor (HLMGX), Institutional (HLMVX), and Institutional Class Z (HLGZX) Classes Global Equity Research Portfolio Institutional Class (HLRGX) International Equity Portfolio Investor (HLMNX), Institutional (HLMIX), and Institutional Class Z (HLIZX) Classes International Developed Markets Equity Portfolio Institutional Class (HLIDX) International Carbon Transition Equity Portfolio Institutional Class (HLCTX) International Equity Research Portfolio Institutional Class (HLIRX) International Small Companies Portfolio Investor (HLMSX), Institutional (HLMRX), and Institutional Class Z (HLRZX) Classes Institutional Emerging Markets Portfolio Institutional (HLMEX) and Institutional Class Z (HLEZX) Classes Emerging Markets Portfolio Advisor Class (HLEMX) Emerging Markets ex China Portfolio Institutional Class (HLXCX) Chinese Equity Portfolio Institutional Class (HLMCX) Emerging Markets Research Portfolio Institutional Class (HLREX) Frontier Emerging Markets Portfolio Investor (HLMOX), Institutional Class (HLFMX), and Institutional Class Z (HLFZX) Classes

Harding, Loevner Funds, Inc.

Global equity investing is Harding Loevner’s exclusive focus. Through Harding, Loevner Funds, Inc. it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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2	Letter to Our Shareholders

4	Global Equity Portfolio

8	Global Equity Research Portfolio

12	International Equity Portfolio

16	International Developed Markets Equity Portfolio

20	International Carbon Transition Equity Portfolio

24	International Equity Research Portfolio

28	International Small Companies Portfolio

32	Emerging Markets Portfolio

36	Emerging Markets ex China Portfolio

40	Chinese Equity Portfolio

44	Emerging Markets Research Portfolio

48	Frontier Emerging Markets Portfolio

Must be preceded or accompanied by a current Prospectus. Read the Prospectus carefully before you invest or send money. Quasar Distributors, LLC, Distributor

Letter To Our Shareholders

October 31, 2023

David Loevner, CFA

Chairman of the Funds and Adviser

Aaron Bellish

Chief Executive Officer of the Adviser

Ferrill Roll, CFA

Chief Investment Officer of the Adviser

Over the past 12 months, global stock prices have risen appreciably, especially when viewed in their local currencies. Most local equity indexes have regained or surpassed their pre-pandemic highs. So why do growth investors feel like they’re still grinding through a bear market? Because, since the first COVID-19 vaccine was approved in late 2020, growth investors, including our shareholders, have been feeling the pain of a relative bear market induced by central banks’ aggressive interest rate hikes, in which growth stocks generally have been trounced by value stocks. This is especially true for non-US stocks: the MSCI ACWI ex US Value Index has outpaced its Growth counterpart by more than thirty-five percentage points of cumulative return over the last three years.

We lived through a similarly inhospitable period for shares of high-quality, fast-growing companies nearly 20 years ago, when global markets were recovering from the dot-com bust-caused recession of 2001–02. We believe that the challenges of the current period will pass, and the fundamental merits of the growth companies we favor will regain the appreciation of investors at large. But if we’ve learned anything over our thirty-plus years in this business, it’s that we should regularly re-examine our beliefs. What if past is not prologue? Is it possible that this time will be different?

The steady decline in global interest rates that began 40 years ago appears to have ended, the underlying forces having run out of steam. The integration into the world economy of a vast pool of cheap labor from emerging markets, particularly China, suppressed global wage increases; facilitated by freer trade and loosening capital flows, we do not expect to recur. Within affluent societies, the greying of populations will further reduce the supply of labor, and put pressure on governments’ budgets, especially for medical care. Rising geopolitical tensions presage an upturn in military expenditures, reversing the post-Cold War downward trend of more butter and fewer guns. Moreover, if monetary policy fails to adjust accordingly, the potential for money supply to outpace real output could exacerbate inflationary pressures. Less globalization and more government spending portend stickier inflation and higher borrowing, which we anticipate will keep real global interest rates from revisiting some of the lowest levels in the last 800 years, with negative implications for the budgets of the average individual, company, and government.

With US mortgage rates reaching heights not seen since the early 2000s, the country’s domestic housing sector is poised to become a drag on economic expansion. The squeeze it will place on consumer spending is twofold: directly, as the rise in mortgage expenses eats into disposable income and, eventually, indirectly, as slower house price growth dampens the wealth effect. Europe’s consumer outlook is somewhat less dire, thanks to smaller rises in mortgage rates, but more rapid aging of its population is likely to lead to a similar outcome simply from shrinking appetite. China’s situation is more precarious, with its property sector burdened by debt, and property prices that haven’t yet settled to equilibrium. All these forces should conspire to make consumption growth, in general, lackluster for some time.

Higher borrowing costs are set to limit companies’ ability to invest for growth, placing firms that lack substantial free cash flow at a disadvantage compared to their more liquid peers. With revenue growth already flagging, the looming need for significant debt refinancing at steeper interest rates threatens to compress profit margins further over the next few years. Smaller companies are at greater risk, given their limited access to bond markets relative to their larger counterparts, many of whom have already availed themselves of low rates to prolong debt maturities, insulating them for a time from those rising borrowing costs. Additionally, companies reliant on private equity and venture capital are likely to experience strains as funding becomes scarcer and more expensive.

As the threat of the pandemic recedes, governments show few signs of finding the will to reduce the large income support and social expenditures they incurred while fighting it, while the revival of industrial policy aimed mainly at spurring the energy transition has put further pressure on government budgets and balance sheets. This is occurring

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in parallel with heightened spending on strategic security objectives such as re-shoring semiconductor manufacturing and extending military aid to Ukraine, among other nations.

Looking ahead, these trends portend a more challenging environment for corporate growth and profitability. In our view, it favors shares of financially strong companies capable of funding operational needs and growth initiatives from their own cash flows. We expect that firms with adroit and ambitious management will see and seize opportunities to capitalize on the struggles of their financially insecure rivals, sometimes by acquiring them. Businesses in the strongest competitive positions will deliver more robust profits, and their resiliency and growth will again be more highly prized by investors for being rarer.

In sum, this time is no different from similar periods in the past in which our taste for high-quality, rapidly growing companies has been out of step with market fashion. We foresee an eventual return of investor focus on such fundamental factors in the face of uncertain and slower economic and corporate profit growth. We therefore remain committed to our favored targets, while reinforcing our attention to the price we are asked to pay for them.

We are, as ever, grateful for your ongoing confidence in us.

Sincerely,

David R. Loevner, CFA	Aaron Bellish	Ferrill D. Roll, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

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Global Equity Portfolio

Individual Investors: HLMGX | Institutional Investors: HLMVX and HLGZX

Portfolio Management Team

Peter Baughan, CFA

Co-Lead Portfolio Manager

Jingyi Li

Co-Lead Portfolio Manager

Scott Crawshaw

Portfolio Manager

Christopher Mack, CFA

Portfolio Manager

Richard Schmidt, CFA

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Performance Summary

For the Global Equity Portfolio, the Investor Class rose 9.87%, the Institutional Class rose 10.08%, and the Institutional Class Z rose 10.17% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI All Country World Index, rose 10.50% (net of source taxes).

Market Review

Global markets rose for the fiscal year as the increasingly positive outlook for inflation indicators and excitement around technology-related developments overcame stresses among some large US and European banks and continued rate increases by most central banks.

Inflation generally declined throughout the 12-month period; the US Consumer Price Index increase of 4% year over year in May 2023, for instance, was its smallest rise in two years. Central bankers signaled that the fight against inflation was far from over, however. The Federal Reserve and the European Central Bank (ECB), after raising rates to 5.5% and 4%, respectively, used their September 2023 meeting communications to stress that rates, although not rising further in the short term, might stay high for longer than anticipated to bring inflation back to target.

Concerns about the strength of the banking system briefly rose to the fore in early 2023. In the US, Silicon Valley Bank (SVB), the go-to repository for venture capital firms

Fund Facts at October 31, 2023

Total Net Assets	$943.9M

Sales Charge	None

Number of Holdings	63

Turnover (5 Yr. Avg.)	45%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Advisor Class	Inst. Class	Inst. Class Z

Ticker	HLMGX	HLMVX	HLGZX

CUSIP	412295206	412295602	412295727

Inception Date	12/1/1996	11/3/2009	8/1/2017

Minimum Investment	$5,000[1]	$100,000[1]	$10,000,000

Expense Ratio[2]	1.06%[3]	0.86%[4]	0.80%[5]

1Lower minimums available through certain brokerage firms. 2The Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3Harding Loevner has contractully agreed to cap the expense ratio at 1.20% through February 28, 2024. The expense ratio (without cap) is applicable to investors. 4Harding Loevner’s contractual agreement caps the net expense ratio at 0.90% through February 28, 2024. The expense ratio (without cap) is applicable to investors. 5Harding Loevner has contractually agreed to cap the expense ratio at 0.80% through February 28, 2024. The expense ratio (without cap) is applicable to investors.

and their investee companies, failed in March, marking the second-largest bank collapse in US history by assets, and the largest since the 2008 global financial crisis. SVB’s failure was soon followed by that of New York-based specialty lender Signature Bank. As depositors fled regional banks for the presumed safety of larger institutions, the central banks in the US and Europe took coordinated action to improve US dollar liquidity and ease global funding markets. The effects of the run rippled beyond US shores, with Swiss banking regulators forcing merger between UBS and its troubled rival, Credit Suisse.

The focus on the banking tumult was soon followed by a surge in enthusiasm for the prospects of artificial intelligence (AI), which drove up prices of a handful of US technology companies. Investor attention was particularly captivated the promise of generative AI, spurred in no small part by the mid-March release of an impressive, updated version of OpenAI’s large language model (LLM), known as ChatGPT. This fervor kicked into overdrive in May following NVIDIA’s better-than-expected results and guidance as the company forecast surging demand for its specialist graphics processing units.

Information Technology (IT) and other technology-related sectors such as Communication Services and Consumer Discretionary were the best performers due to the

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Performance (% Total Return)

	For periods ended September 30, 2023						For periods ended October 31, 2023

	1	3	5	10	Since Inception*		1	3	5	10	Since Inception*
	Year	Years	Years	Years	Dec-96 Nov-09		Year	Years	Years	Years	Dec-96 Nov-09

Global Equity Portfolio – Advisor Class	16.32	-0.73	3.93	7.45	6.80		9.87	-0.63	5.69	6.95	6.71

Global Equity Portfolio – Inst. Class	16.54	-0.52	4.14	7.69		8.40	10.08	-0.42	5.91	7.20		8.21

Global Equity Portfolio – Inst. Class Z	16.67	-0.45	4.21	7.63		6.84	10.17	-0.36	5.98	7.14		6.75

MSCI All Country World Index	20.80	6.89	6.46	7.56	–	8.39	10.50	6.68	7.47	6.81	–	8.10

Returns are annualized for periods greater than 1 year. *Inception of the Advisor Class, December 1, 1996. Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class. Sales charges and expenses, which differ between the Institutional Class Z and Institutional Class have not been restated. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

increased salience of AI, significantly exceeding the returns from more-staid sectors such as Consumer Staples and Health Care. Real Estate was the worst-performing sector, dragged down by the crisis among China’s property developers.

Most regions were positive for the period; the eurozone’s gains in the first half of the fiscal year, stemming from a milder-than-expected winter that averted a potential energy crisis, resulted in it being the strongest overall region, delivering almost double the index returns. Japanese equities also rallied strongly in response to the Bank of Japan’s relatively easy monetary policy throughout the period. Pacific ex-Japan and the US underperformed the index.

By style, shares of the fastest-growing and highest-quality companies outperformed the index.

Performance Attribution

The Portfolio modestly trailed the index for the fiscal year. Poor stocks in Financials, including SVB Financial, were by far the largest detractors in the period. This was mostly offset by good stocks in Communication Services, IT, Health Care, and Consumer Staples.

In Financials, as discussed in our semi-annual commentary, we held SVB Financial, parent company of SVB, for more than a decade, believing it to be an excellent business with sound liquidity and competent management who were thoughtful about risk taking. The bank had also successfully weathered past periods of market stress. Ultimately, we underestimated how gravely SVB’s financial strength and flexibility had been diminished by the sudden rise in interest rates or how customers could all at once lose confidence in the bank despite its importance to their industry. The collapse of SVB caused customer panic to spread other regional banks; another California-based institution and long-term Portfolio position, First Republic

Total Return Based on a $5,000 Investment

Advisor Class

Total Return Based on a $100,000 Investment

Institutional Class

Total Return Based on a $10,000,000 Investment

Institutional Class Z

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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Bank, experienced a precipitous drop in the price of its stock. We later sold the position.

Communication Services holding Meta Platforms was a key outperformer as its management team overcame growth challenges that had previously weighed on the company’s stock. Meta also joined other Communication Services and IT holdings such as Adobe, Alphabet, and Broadcom in surging alongside a boom in spending on AI. (While we held strong performers Apple, Microsoft, and NVIDIA as well, we own them at less than the index weight, meaning they did not boost relative returns.)

Holdings in Europe both inside and outside the eurozone detracted. Sweden-based Hexagon revealed, in its second quarter 2023 earnings, a squeeze on profit margins. The company also had an executive reshuffling and the departure of three independent board members, among other developments. We sold the holding. In the Netherlands, shares of payment processing company Adyen fell as the company reported growth in its US digital ecommerce business had slowed significantly and that recent hiring had compressed margins. While disappointed by the recent results, we believe Adyen is right to focus on investing for future growth despite near-term margin compression.

Stock selection in the US was strong; in addition to the tech and tech-adjacent companies listed above, financial exchanges CME Group and Tradeweb gained as rising volatility led to higher trading volumes in bond and commodity markets. The Portfolio’s lack of holdings in Canada was also beneficial.

Perspective and Outlook

As an investor in high-quality, growing businesses, we have always tried to position the Global Equity Portfolio to benefit from secular trends, the kind that transcend economic cycles and are driven by fundamental changes in key areas such as tech. Still, it is incredibly difficult for anyone to predict how such trends will unfold. Furthermore, as seen with the rise of the internet and, later, mobile connectivity, technology is merely a platform; it’s the applications of the technology that eventually determine many of the winners and losers. In the case of generative AI, some of the future applications may not yet be conceivable, although many companies, even outside the tech field, are now pondering the possibilities.

ChatGPT, the chatbot that helped spark the market’s AI enthusiasm, demonstrates the advances that have been made in AI that open the door to a wider set of business uses. Many of the Portfolio’s holdings have been beneficiaries of this enthusiasm. While it is still early, it’s evident that many companies see generative AI as transformative to their businesses and something upon which they can build new revenue models. Additionally, they are turning to AI to boost internal productivity, enhance existing customer offerings, and improve the quality and efficiency of customer interactions.

Most notably, Microsoft was able to gain an immediate leadership position in generative AI by making a US$10 billion investment in OpenAI, the company behind ChatGPT, earlier this year. Microsoft’s Bing search engine has since introduced ChatGPT into its web index data—the second largest such data collection in the world. An AI-enhanced search engine trained on this amount of data may attract more users to Bing, allowing Microsoft to sell more ads on the service. Microsoft is also adding generative AI to other products, including the Azure cloud service, enabling business customers who use Azure to glean more insights from their data and automate functions such as certain IT tasks.

Salesforce, a company we’ve owned since 2019, recently added ChatGPT-like capabilities onto its existing AI module, Einstein; Einstein GPT can help generate marketing emails tailored to specific clients by using Salesforce’s customer database and past email correspondences to learn the most effective approach for each client. Einstein GPT is also different from off-the-shelf LLMs in three important ways:

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	13.0	7.5

Cons Discretionary	7.8	11.0

Cons Staples	4.2	7.2

Energy	1.8	5.1

Financials	8.6	15.7

Health Care	21.1	11.7

Industrials	17.6	10.3

Info Technology	21.0	22.1

Materials	1.2	4.5

Real Estate	1.1	2.2

Utilities	0.0	2.7

Cash	2.6	–

Geography	Portfolio	Benchmark

Canada	0.0	2.8

Emerging Markets	6.0	10.6

Europe EMU	12.7	7.9

Europe ex EMU	9.0	7.8

Frontier Markets	0.0	–

Japan	5.0	5.5

Middle East	0.0	0.1

Pacific ex Japan	1.0	2.7

United States	63.7	62.6

Cash	2.6	–

“Benchmark”: MSCI All Country World Index. “Frontier Markets”: Includes countries with less-developed markets outside the index.

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It doesn’t retain personal identifiable information, keeping it private and secure; it employs the latest data in Salesforce’s system, as opposed to the public data usually used to train generic models; and its generative AI capabilities can be integrated with other Salesforce offerings, with the company already having introduced AI-equipped versions of its workplace collaboration and analytics tools. During the period, Salesforce raised the forecast for its operating margin, suggesting that the newly launched products are drawing enough customer interest to more than justify the R&D investment. Kering’s Gucci division is among the early users, incorporating Salesforce’s AI tools into its call centers.

The beneficiaries of demand for generative AI aren’t limited to traditional IT-sector companies. Data centers used to train AI models require up to ten times more power than typical data centers, thus requiring more-powerful equipment and backup power. Schneider Electric, which has been developing innovative data-center equipment solutions for many years, is one of our non-IT holdings that is well-positioned to benefit from the increased demand for generative AI. EcoStruxure IT, Schneider’s infrastructure-management software, is well positioned to help customers manage these increasingly complex systems, even as the stock’s valuation flies under the market’s AI radar for the time being. Schneider is our largest holding, as we view it as a reasonably valued industrials company that can harness long-term growth opportunities irrespective of an AI revolution.

Our investments are reflective of how we are thinking through the many unknowns and approaching portfolio structure in this environment. Through our fundamental framework, we can appreciate the broad excitement for AI, but we also remain conscious of valuations and thoughtful about diversification, recognizing that it’s unlikely anyone can predict today the biggest long-term winners.

Portfolio Highlights

We exited some of our more expensive holdings during the 12-month period. Notable sales included VAT Group, the Swiss manufacturer of vacuum valves, and two US businesses—online marketplace Etsy and software platform developer The Trade Desk. We also sold UK biotechnology company Abcam after shares soared in reaction to an acquisition offer from Danaher. We redeployed this capital to more reasonably priced stocks.

Our purchases included US drugmaker Repligen, a leading manufacturer of advanced bioprocessing technologies used to make biologic drugs. The company benefits from high switching costs (its products are often difficult to replace once designed into a manufacturing process) and a high recurring revenue stream from its consumable products. The business has recently suffered from customers’

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Vertex Pharmaceuticals	Health Care	US	4.3

Alphabet	Comm Services	US	4.0

Schneider Electric	Industrials	France	3.8

Amazon.com	Cons Discretionary	US	3.5

Meta Platforms	Comm Services	US	3.5

Microsoft	Info Technology	US	2.9

John Deere	Industrials	US	2.8

Thermo Fisher Scientific	Health Care	US	2.6

UnitedHealth Group	Health Care	US	2.4

CME Group	Financials	US	2.3

inventory glut built up from double ordering during the COVID-19 pandemic. We think this issue is temporary, and the impact on the share price provided an attractive opportunity to initiate a holding.

Our new holdings in industrials include UK-based distributor of specialized industrial goods Diploma and US conglomerate Honeywell. Diploma earns industry-leading margins by focusing on specialized technical products and services to the health care and industrial equipment industries. The company also has a successful track record of acquisitions that have helped it expand into new niches and increase market share, thus supporting the company’s long-term growth. Honeywell, a producer of a wide variety of technical products such as thermostats and sensors for home and industry use, stands to benefit from rising demand for products that improve energy and resource efficiency and from the cyclical rebound in aviation. The company’s transition toward also offering higher-margin industrial software for managing complex processes should also be a source of recurring revenues.

We also initiated a holding in UK-based Haleon, one of the world’s largest consumer health companies by revenues. The company’s competitive advantages include a diverse range of well-regarded brands (including Sensodyne toothpaste, Centrum vitamins, Advil and Panadol painkillers, Theraflu, and Flonase) and extensive experience navigating regulations. The shares appeared attractive valued given Haleon’s potential to deliver stable growth in part through new opportunities in emerging markets.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Global Equity Research Portfolio

Institutional Investors: HLRGX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Performance Summary

The Global Equity Research Portfolio Institutional Class rose 7.52% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI All Country World Index, rose 10.50% (net of source taxes).

Market Review

Global markets rose for the fiscal year as the increasingly positive outlook for inflation indicators and excitement around technology-related developments overcame stresses among some large US and European banks and continued rate increases by most central banks.

In late 2022, investor sentiment was buoyed by indications that US inflation was continuing to decrease from its June 2022 highs, while Europe’s inflation also appeared to peak as the energy supply crisis there eased. The decline in inflation continued through 2023; the US Consumer Price Index increase of 4% year over year in May was its smallest rise in two years. Central bankers signaled that the fight against inflation was far from over, however. In July 2023, the Federal Reserve (Fed) raised the federal funds rate to 5.5%, and in mid-September the European Central Bank (ECB) followed with its own rate hike to 4%, the highest level in its 25-year history, despite lowering its growth forecast for the eurozone. Both the ECB and the Fed used their September meeting communications to stress that rates, although not rising further in the short term, might stay high for longer than anticipated to bring inflation back to target.

Fund Facts at October 31, 2023

Total Net Assets	$7.4M

Sales Charge	None

Number of Holdings	291

Turnover (5 Yr. Avg.)	37%

Dividend Policy	Annual

Institutional Investors

Ticker	HLRGX

CUSIP	412295792

Inception Date	12/19/2016

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	1.82%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

Concerns about the strength of the banking system briefly rose to the fore in early 2023. In the US, Silicon Valley Bank (SVB), the go-to repository for venture capital firms and their investee companies, failed in March, marking the second-largest bank collapse in US history by assets, and the largest since the 2008 global financial crisis. SVB’s failure was soon followed by that of New York-based specialty lender Signature Bank. As depositors fled regional banks for the presumed safety of larger institutions, the central banks in the US and Europe took coordinated action to improve US dollar liquidity and ease global funding markets. The effects of the run rippled beyond US shores, with Swiss banking regulators forced to intervene by ramming through a controversial 11th-hour merger between UBS and its troubled rival, Credit Suisse. In April, First Republic Bank—another US-based regional bank—became the third bank to fail, with JPMorgan Chase assuming all of its assets.

The focus on the banking tumult then gave way to a surge in enthusiasm for the prospects of artificial intelligence (AI), which drove up prices of a handful of US technology companies. Investor attention was particularly captivated the promise of generative AI, spurred in no small part by the mid-March release of an impressive, updated version of OpenAI’s large language model (LLM), known as ChatGPT. This fervor kicked into overdrive in May following NVIDIA’s better-than-expected results and guidance as the company forecast surging demand for its specialist graphics processing units.

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Performance (% Total Return)

	For periods ended September 30, 2023				For periods ended October 31, 2023

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Global Equity Research Portfolio – Inst. Class	16.74	2.78	4.53	8.11	7.52	2.04	5.42	7.43

MSCI All Country World Index	20.80	6.89	6.46	8.67	10.50	6.68	7.47	8.07

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Information Technology (IT) and other technology-related sectors such as Communication Services and Consumer Discretionary were the best performers due to the increased salience of AI, significantly exceeding the returns from more-staid sectors such as Consumer Staples and Health Care. Real Estate was the worst-performing sector, dragged down by the crisis among China’s property developers.

Most regions were positive for the period; the eurozone’s gains in the first half of the fiscal year, stemming from a milder-than-expected winter that averted a potential energy crisis, resulted in it being the strongest overall region, delivering almost double the index returns. Japanese equities also rallied strongly in response to the Bank of Japan’s relatively easy monetary policy throughout the period. Pacific ex-Japan and the US underperformed the index.

By style, shares of the fastest-growing and highest-quality companies outperformed the index.

Performance Attribution

The Portfolio trailed the index for the fiscal year. Weak Financials and Information Technology stocks were the largest detractors from relative performance; weak Consumer Discretionary stocks also hurt. Strong Consumer Staples stocks and the Portfolio’s underweight in Energy helped.

As we discussed in our semi-annual commentary, we held SVB Financial, parent company of SVB, for more than a decade, believing it to be an excellent business with sound liquidity and competent management who were thoughtful about risk taking while leaning into a fruitful niche focused on the “innovation economy” of venture capitalists and their portfolio companies. The bank had also successfully weathered past periods of market stress. Ultimately, we underestimated how gravely SVB’s financial strength and flexibility had been diminished by the sudden rise in interest rates or how customers could all at once lose confidence in the bank despite its importance to their industry. The

Total Return Based on a $100,000 Investment

Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

collapse of SVB caused customer panic to spread other regional banks; another California-based institution and long-term Portfolio position, First Republic Bank, experienced a precipitous drop in the price of its stock. We later sold the position.

In Consumer Staples, shares of Mexico-based Coke bottler and convenience store operator FEMSA rallied after the company announced a strategic review to refocus on its strongest businesses and divest non-core assets, punctuated by cutting its large stake in Heineken.

Holdings in Emerging Markets and Japan detracted. In China, ENN Energy broke a long track record of persistent profit growth by posting a sharp decline in distributed gas volumes for the first half of 2023, exacerbated by its decision to cut lower-margin sales to gas-fired power plants. In Japan, shares of healthcare company Sysmex suffered from negative sentiment tied to China’s faltering economy; the company derives a significant portion of its revenues from China.

Stock selection in Pacific ex Japan was strong; stock of Hong Kong-based semiconductor manufacturer ASMPT traded upward in response to reported takeover interest from private equity firms.

9

Perspective and Outlook

As an investor in high-quality, growing businesses, we have always tried to position the Global Equity Research Portfolio to benefit from secular trends, the kind that transcend economic cycles and are driven by fundamental changes in key areas such as tech. Still, it is incredibly difficult for anyone to predict how such trends will unfold. Furthermore, as seen with the rise of the internet and, later, mobile connectivity, technology is merely a platform; it’s the applications of the technology that eventually determine many of the winners and losers. In the case of generative AI, some of the future applications may not yet be conceivable, although many companies, even outside the tech field, are now pondering the possibilities.

ChatGPT, the chatbot that helped spark the market’s AI enthusiasm, demonstrates the advances that have been made in AI that open the door to a wider set of business uses. Many of the Portfolio’s holdings have been beneficiaries of this enthusiasm. While it is still early, it’s evident that many companies see generative AI as transformative to their businesses and something upon which they can build new revenue models. Additionally, they are turning to AI to boost internal productivity, enhance existing customer offerings, and improve the quality and efficiency of customer interactions.

Most notably, Microsoft was able to gain an immediate leadership position in generative AI by making a US$10 billion investment in OpenAI, the company behind ChatGPT, earlier this year. Microsoft’s Bing search engine has since introduced ChatGPT into its web index data—the second largest such data collection in the world. An AI-enhanced search engine trained on this amount of data may attract more users to Bing, allowing Microsoft to sell more ads on the service. Microsoft is also adding generative AI to other products, including the Azure cloud service, enabling business customers who use Azure to glean more insights from their data and automate functions such as certain IT tasks. These added capabilities should motivate more businesses to migrate their data to the cloud and make Azure more competitive with Amazon.com’s AWS and Google Cloud.

Salesforce, a company we’ve owned since 2016, recently added ChatGPT-like capabilities onto its existing AI module, Einstein; Einstein GPT can help generate marketing emails tailored to specific clients by using Salesforce’s customer database and past email correspondences to learn the most effective approach for each client. Einstein GPT is also different from off-the-shelf LLMs in three important ways: It doesn’t retain personal identifiable information, keeping it private and secure; it employs the latest data in Salesforce’s system, as opposed to the public data usually used to train generic models; and its generative AI capabilities can be integrated with other Salesforce offerings, with the company already having introduced AI-equipped versions of its workplace collaboration and analytics tools. Salesforce recently reiterated its full-year revenue projection and raised the forecast for its operating margin by 100 bps, suggesting that the newly launched products are drawing enough customer interest to more than justify the R&D investment. Kering’s Gucci division is among the early users, incorporating Salesforce’s AI tools into its call centers.

The beneficiaries of demand for generative AI aren’t limited to traditional IT-sector companies. Data centers used to train AI models require up to ten times more power than typical data centers, thus requiring more-powerful equipment and backup power. Schneider Electric, which has been developing innovative data-center equipment solutions for many years, is one of our non-IT holdings that is well-positioned to benefit from the increased demand for generative AI. EcoStruxure IT, Schneider’s infrastructure-management software, is well positioned to help customers manage these increasingly complex systems, even as the stock’s valuation flies under the market’s AI radar for the time being.

Our investments are reflective of how we are thinking through the many unknowns and approaching portfolio

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	7.2	7.5

Cons Discretionary	12.6	11.0

Cons Staples	6.5	7.2

Energy	2.3	5.1

Financials	14.6	15.7

Health Care	17.3	11.7

Industrials	12.2	10.3

Info Technology	19.6	22.1

Materials	4.9	4.5

Real Estate	1.0	2.2

Utilities	0.7	2.7

Cash	1.1	–

Geography	Portfolio	Benchmark

Canada	1.9	2.8

Emerging Markets	19.5	10.6

Europe EMU	15.0	7.9

Europe ex EMU	9.2	7.8

Frontier Markets	1.2	–

Japan	8.2	5.5

Middle East	0.5	0.1

Pacific ex Japan	4.0	2.7

United States	39.4	62.6

Cash	1.1	–

“Benchmark”: MSCI All Country World Index. “Frontier Markets”: Includes countries with less-developed markets outside the index.

10

structure in this environment. Through our fundamental framework, we can appreciate the broad excitement for AI, but we also remain conscious of valuations and thoughtful about diversification, recognizing that it’s unlikely anyone can predict today the biggest long-term winners.

Portfolio Highlights

The Global Equity Research Portfolio’s holdings flow directly from our analysts’ buy recommendations among Harding Loevner’s universe of researched companies. We ended the period with 291 holdings in the Portfolio. Over the fiscal year, there was a notable increase in our Energy sector exposure while our Industrial sector holdings declined the most. Regionally, our exposure to Emerging Markets fell due to relative underperformance, while our weight in the US saw a decline driven by portfolio adjustments. In contrast, our exposure to Japan increased, spurred by investment decisions.

In the Energy sector we purchased shares in Tenaris, a global leader in pipe production for the energy industry. Tenaris boasts a distinctive and unmatched manufacturing network, advanced product technology, and extensive global service capabilities, ensuring exceptional resiliency to economic cycles. Its unique direct sales approach to upstream oil & gas companies sets it apart from competitors who largely depend on distributors. We also added to our holding of Neste.

We sold several Industrials holdings due to valuation concerns following stock price appreciation. These included Copart, Roper, SMC, Ryanair, VAT group, Atlas Copco, and Spirax-Sarco. We sold Intrum Justitia due to its deteriorating financial strength, marked by management contradicting its previous commitment to not increase leverage.

In Japan, we capitalized on more attractive valuations following stock price drops, purchasing shares in Santen and Lasertec and increasing our holdings of Daifuku and Shionogi. A notable acquisition was Sony, a leading Japanese conglomerate operating across seven key divisions: electronics, technology and systems, financial services, movies and entertainment, music, image sensors, and gaming. The gaming division, which accounts for the

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Meta Platforms	Comm Services	US	1.2

UnitedHealth Group	Health Care	US	1.2

Microsoft	Info Technology	US	1.2

Amazon.com	Cons Discretionary	US	1.2

Neurocrine Biosciences	Health Care	US	1.2

Broadcom	Info Technology	US	1.1

Alphabet	Comm Services	US	1.1

JPMorgan Chase	Financials	US	1.1

Applied Materials	Info Technology	US	1.1

Vertex Pharmaceuticals	Health Care	US	1.1

largest share of revenues (31%), operates the world’s largest console platform, PlayStation, in addition to being a leading game publisher. The music division, which contributes 11% of revenues, is the third largest music label and publisher in the world, owning the catalogues of globally recognized artists such as Beyonce, Pink, and Michael Jackson. Sony’s image sensors division (13% of revenues), a leader in high-end image sensing chips, is expanding its business with the automotive industry and industrial sectors as technology to enable automation becomes increasingly prevalent in both areas. Sony is strategically reallocating capital from historically dominant but lower return segments such as consumer-electronics, movies, and financial services to high growth areas like gaming, music, and image sensors. This effort should help the company benefit more from its most promising businesses.

The Portfolio was impacted by the turmoil in the US regional banking sector, particularly the collapses of SVB and Signature Bank. Similar issues beset First Republic, which suffered a bank run and a sharp decline in its stock price. After reevaluating the bank’s viability our analyst downgraded the stock, and we were able to sell our holding. In addition to reducing our exposure to US regional banks, we also sold several other US holdings, including Abiomed, a supplier of surgical devices for heart recovery, following Johnson & Johnson’s acquisition announcement. Other US divestments driven by valuation concerns included Costco Wholesale, Church & Dwight, TJX, Estee Lauder, Procter & Gamble, Zoetis, ADP, Align Technology, and Etsy.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

11

International Equity Portfolio

Individual Investors: HLMNX | Institutional Investors: HLMIX and HLIZX

Portfolio Management Team

Ferrill Roll, CFA

Co-Lead Portfolio Manager

Andrew West, CFA

Co-Lead Portfolio Manager

Maria Lernerman, CFA

Portfolio Manager

Bryan Lloyd, CFA

Portfolio Manager

Babatunde Ojo, CFA

Portfolio Manager

Patrick Todd, CFA

Portfolio Manager

Performance Summary

For the International Equity Portfolio, the Investor Class rose 10.85%, the Institutional Class rose 11.22%, and the Institutional Class Z rose 11.32% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI All Country World ex US Index, rose 12.07% (net of source taxes).

Market Review

The period began with stocks rebounding as inflation in both the US and Europe showed signs of subsiding and central banks slowed the pace of their rate increases. In December, the US Federal Reserve (Fed) boosted its short-term borrowing rate by 50 basis points (bps)—a slower pace than the four prior jumbo 75 bp increases. The Bank of England, Swiss National Bank, and European Central Bank (ECB) all followed suit with similarly attenuated rate hikes. The messaging on monetary policy, however, remained resolutely hawkish as central bankers signaled that the fight against inflation was far from over by raising their estimates for terminal rates.

The rebound in stocks accelerated into the new calendar year, but by March, optimism turned to caution due to the dramatic and sudden failure of Silicon Valley Bank, the go-to repository for venture capital firms and their investee companies. The failure marked the second-largest bank collapse in US history by assets, after Washington

Fund Facts at October 31, 2023

Total Net Assets	$13,021.5M

Sales Charge	None

Number of Holdings	62

Turnover (5 Yr. Avg.)	19%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Investor Class	Inst. Class	Inst. Class Z

Ticker	HLMNX	HLMIX	HLIZX

CUSIP	412295503	412295107	412295719

Inception Date	9/30/2005	5/11/1994	7/17/2017

Minimum Investment	$5,000[1]	$100,000[1]	$10,000,000

Expense Ratio[2]	1.11%[3]	0.79%[4]	0.72%[5]

1Lower minimums available through certain brokerage firms. 2The Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3Harding Loevner has contractually agreed to cap the expense ratio at 1.25% through February 28, 2024. The expense ratio (without cap) is applicable to investors. 4Harding Loevner’s contractual agreement caps the net expense ratio at 1.00% through February 28, 2024. The expense ratio (without cap) is applicable to investors. 5Harding Loevner has contractually agreed to cap the expense ratio at 0.80% through February 28, 2024. The expense ratio (without cap) is applicable to investors.

Mutual in 2008, which folded in the depths of the global financial crisis. As the crisis escalated, the central banks of the US, Canada, UK, Japan, Europe, and Switzerland took coordinated action to improve US dollar liquidity and ease global funding markets. The run spooked depositors beyond US shores, with Swiss banking regulators forced to intervene by ramming through an 11th-hour merger between UBS and its troubled rival, Credit Suisse—a controversial maneuver favoring equity holders over contingent capital bond holders, who had thought they were more senior. In April, First Republic Bank—another US-based regional bank that catered to the ultra-wealthy—became the third bank to fail, with JPMorgan Chase assuming all of its assets.

Despite lingering concerns over the banks’ turmoil, investor attention was more captivated by the promise of generative artificial intelligence (AI), spurred in no small part by the mid-March release of an impressive, updated version of OpenAI’s ChatGPT. This fervor kicked into overdrive in May following NVIDIA’s better-than-expected results and guidance as the company forecast surging demand for its specialist graphics processing units.

Share prices peaked globally in late July, just after the Fed’s 11th short-term interest-rate hike of the current cycle to 5.5%. The Bank of England hiked rates in August and

12

Performance (% Total Return)

	For periods ended September 30, 2023						For periods ended October 31, 2023

	1	3	5	10	Since Inception*		1	3	5	10	Since Inception*
	Year	Years	Years	Years	Sep-05 May-94		Year	Years	Years	Years	Sep-05 May-94

Intl. Equity Portfolio – Investor Class	17.31	0.71	2.28	4.44	5.44		10.85	0.87	3.79	3.75	5.22

Intl. Equity Portfolio – Inst. Class	17.70	1.04	2.60	4.77		5.79	11.22	1.19	4.13	4.09		5.66

Intl. Equity Portfolio – Inst. Class Z	17.81	1.12	2.68	4.83		5.76	11.32	1.28	4.20	4.14		5.62

MSCI All Country World ex US Index	20.39	3.74	2.58	3.35	4.03	–	12.07	3.03	3.46	2.54	3.77	–

Returns are annualized for periods greater than 1 year. *Inception of the Investor Class, September 30, 2005. Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class. Sales charges and expenses, which differ between the Institutional Class Z and Institutional Class have not been restated. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Sweden’s Riksbank hiked in September. The ECB followed in mid-September with its own rate hike to 4%, the highest level in its 25-year history, despite lowering its growth forecast for the eurozone. Both the ECB and the Fed used their September meeting communications to stress that rates, although not going higher in the short term, might stay high for longer than anticipated to bring inflation back to target. Bond investors reacted negatively and sold longer-maturity bonds heavily. Equities sold off heavily—declining for the last three months of the period—as investors grappled with the prospect of higher-for-longer rates and a new war in the Middle East between Israel and Hamas.

Information Technology (IT) was the strongest performing sector, led by rebounding semiconductor stocks and boosted by the promise of AI. Consumer Discretionary, Financials, and Industrials outperformed as well. Real Estate was the worst performing sector as companies struggled with high debt levels, rising financing costs, and weakening economic conditions. Health Care, Consumer Staples, and Materials also lagged.

All major regions except Canada were positive for the period. The eurozone and Japan performed the best, with Japanese equities rallying strongly in response to the Bank of Japan’s still-easy monetary policy; however, the gains were reduced for overseas investors by weakness in the yen. Canada, Pacific ex Japan, and Emerging Markets (EMs) lagged; the latter two regions were dragged down by Hong Kong and China, which continued to grapple with its faltering recovery and troubled property sector.

By style, both the highest-quality and fastest-growing stocks faced headwinds, underperforming both the benchmark and their lowest-quality and slowest-growing peers. By value, shares of the least-expensive stocks significantly outperformed.

Total Return Based on a $5,000 Investment

Investor Class

Total Return Based on a $100,000 Investment

Institutional Class

Total Return Based on a $10,000,000 Investment

Institutional Class Z

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

13

Performance Attribution

The Portfolio modestly underperformed during the period.

By sector, poor stocks in Health Care, IT, and Consumer Discretionary detracted. In Health Care, Swiss biotechnology company Lonza continued to see slowing demand for its drug manufacturing services, and shares fell further on the announcement that the board had fired the CEO. Additionally, Swiss diagnostic equipment and pharmaceutical manufacturer Roche fell on news that the company’s Alzheimer’s antibody drug failed to meet its objective in clinical trials of slowing cognitive decline. In IT, shares of Chinese solar equipment manufacturer LONGi plummeted due to concern that heavy investments by its competitors will result in overcapacity for the industry. In Consumer Discretionary, global luxury group Kering shuffled the management of its fashion houses, including replacing the CEO of the underperforming Gucci brand with an interim head. The market wished for a clearer succession, as well as better reviews of its September Paris fashion show.

Strong stocks in Consumer Staples and Materials contributed the most to relative performance. In the former, shares of Mexico-based Coke bottler and convenience store operator FEMSA rallied after it announced a strategic review, which will refocus the company on its strongest businesses and divest non-core assets, punctuated by cutting its large stake in Heineken. In Materials, Australian miner BHP experienced strong share price appreciation in the beginning of the period, spurred in part by the anticipated benefits of China’s re-opening from COVID-19.

Regionally, poor stocks in Europe outside the eurozone and Japan detracted. In the former, in addition to Lonza and Roche, shares of Danish pharmaceutical manufacturer Genmab fell on market concerns about higher costs in 2024 and questions about a future iteration of Darzalex, the company’s multiple myeloma drug developed with Johnson & Johnson. In Japan, shares of healthcare company Sysmex suffered from negative sentiment tied to China’s faltering economy; the company derives a significant portion of its revenues from China. Strong stocks in Pacific ex Japan (BHP) and Canada contributed. Canadian gas station convenience store operator Couche-Tard reported strong quarterly and full-year 2023 performance, with growth in merchandise sales, merchandise margins, and US fuel margins offsetting falling fuel sales and weaker fuel margins in Europe.

Perspective and Outlook

Once viewed with widespread awe, China’s economic potency is now being viewed with increasing skepticism.

A primary cause of the economy’s sluggishness—the unfolding slow-motion crisis in China’s property market—has inevitably drawn comparisons to Japan’s prolonged economic quagmire following the collapse of its own real estate bubble in the late 80s. Like Japan of yesteryear, China faces a long rise in property prices to levels disconnected to their use or rental value, fueled by debt and unattractive alternatives as a store of value. There is also the inescapable parallel between the two countries’ rapidly aging populations. While Japan began to experience a population decline nearly two decades into its economic stagnation, China’s population contracted last year for the first time since the policy-induced famine of the Great Leap Forward sixty years ago. The aging and shrinking population will put pressure on the total size of labor force, thereby hampering overall productivity.

However, China boasts an impressive set of economic assets that could enable it to navigate these challenges. Its massive domestic market and significant sway over diverse global supply chains endow it with considerable influence on global prices and product availability. The annual graduation of over a million engineers speaks to its vast human capital and potential for technological innovation. The world’s busiest patent office underscores

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	2.4	5.5

Cons Discretionary	4.3	11.8

Cons Staples	14.3	8.5

Energy	2.4	6.1

Financials	21.2	21.2

Health Care	13.1	9.6

Industrials	14.3	12.8

Info Technology	14.2	11.5

Materials	9.2	7.8

Real Estate	0.0	2.0

Utilities	0.8	3.2

Cash	3.8	–

Geography	Portfolio	Benchmark

Canada	5.3	7.4

Emerging Markets	22.9	28.4

Europe EMU	21.6	21.3

Europe ex EMU	24.1	20.6

Frontier Markets	0.0	–

Japan	13.5	14.7

Middle East	0.0	0.4

Pacific ex Japan	7.1	7.2

Other	1.7	–

Cash	3.8	–

“Benchmark”: MSCI All Country World ex US Index. “Frontier Markets”: Includes countries with less-developed markets outside the index. “Other”: Includes companies classified in countries outside the index.

14

its commitment to research and development, fostering an environment conducive to groundbreaking inventions. Its leadership in electric vehicles and renewable energy infrastructure signifies its capacity to adapt to and dominate emerging industries. These strengths could play a pivotal role in rejuvenating China’s economic vitality.

We claim no expertise in macroeconomic forecasting, but rather, delve into this debate primarily for context and understanding rather than predictive utility. Our extensive experience investing in Japan has taught us that even if China enters a period of subdued economic growth, it’s essential to separate the prospects of individual companies from the country’s overall macroeconomic outlook. Slow-growing economies can still harbor sectors or niches that are dynamic and prosperous. Companies that pioneer new products, penetrate new markets, or simply consolidate their industry can find avenues for growth that are largely independent of broader economic trends. As China navigates its economic and demographic challenges, we’re scrutinizing potential investment opportunities that could flourish.

Portfolio Highlights

Given that China accounted for 18% of global GDP in 2022—a substantial increase from 10% in 2006, and 5% in 1994—and is both a crucial link in global supply chains and a growing source of end consumer demand, it’s virtually impossible to avoid investment ties to China, whether directly or indirectly.

We have no direct exposure to the Chinese property market, the main locus of current concern, but that does not mean our holdings are immune to the ups and downs of the Chinese economy. Nevertheless, we believe our holdings have a diverse set of growth drivers that should sustain their expansion well beyond headline growth rates in the foreseeable future. Despite the overall slowdown in China’s economy, five of our six Chinese holdings are experiencing robust sales and earnings growth. ENN Energy is the exception, forecasting a slight 5% earnings dip this year with growth expected to resume next year. Three of our Chinese holdings—Ping An Insurance, natural gas utility ENN Energy, and online games and social media platform provider Tencent—are primarily focused on the domestic Chinese market, garnering the lion’s share of their sales locally. On the other hand, home appliance maker Haier Smart Home, solar energy equipment manufacturer LONGi, and thermal management components maker Sanhua Intelligent Controls generate roughly half of their sales outside of China, insulating them partially from domestic woes.

Concerns over China’s economy have also impacted some of our poorly performing Japanese stocks, especially

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Samsung Electronics	Info Technology	South Korea	3.7

Chugai Pharmaceutical	Health Care	Japan	3.2

DBS Group	Financials	Singapore	3.1

Schneider Electric	Industrials	France	3.0

FEMSA	Cons Staples	Mexico	2.8

Allianz	Financials	Germany	2.7

Infineon Technologies	Info Technology	Germany	2.7

L’Oréal	Cons Staples	France	2.6

SE Banken	Financials	Sweden	2.5

Haleon	Cons Staples	UK	2.5

those with exposure to China. However, on average, our 12 Japanese holdings derive only 13% of their sales from China—a surprisingly low figure given China’s economic significance and geographical proximity to Japan. Three of these Japanese companies have over 20% sales to China, a market that has propelled their growth over the past decade.

Among our other holdings, mining giants BHP and Rio Tinto have the highest exposure to China, with approximately over 50% of their global revenue tied to China. These companies both benefit from low-cost and high-grade open-pit mines in Australia, facilitating inexpensive sea shipments to China, the world’s leading steel producer by volume. Because a substantial portion of this Chinese steel is used in construction, including residential projects, both mining companies are indirectly exposed to China’s real estate sector. Despite these concerns, China’s steel output has actually increased in 2023, keeping iron ore prices resilient at over US$100 per ton.

Our newest holding, ASSA ABLOY, generates just 3% of its global revenue in China, even though it is the industry leader in a roughly US$50 billion global access solutions market. This market encompasses doors, mechanical and electromechanical locks, automated entrances, as well as security solutions for hotels and offices. ASSA ABLOY operates in a sector marked by strong barriers to entry (pun intended) such as R&D investment, local regulatory compliance, brand strength, and global reach. The company is poised for growth as it leverages its advantages in each of these areas. We anticipate revenue expansion as the industry transitions toward electromechanical locks and more sophisticated access security systems, and as the company continues to expand further into emerging markets and gain market share at the expense of smaller competitors.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

15

International Developed Markets Equity Portfolio

Institutional Investors: HLIDX

Portfolio Management Team

Ferrill Roll, CFA

Intl. Co-Lead Portfolio Manager

Andrew West, CFA

Intl. Co-Lead Portfolio Manager

Patrick Todd, CFA

Intl. Dev. Mkts. Portfolio Manager

Maria Lernerman, CFA

Portfolio Manager

Bryan Lloyd, CFA

Portfolio Manager

Babatunde Ojo, CFA

Portfolio Manager

Performance Summary

For the International Developed Markets Equity Portfolio, the Institutional Class rose 9.64% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI World ex US Index, rose 12.56% (net of source taxes).

Market Review

The period began with stocks rebounding as inflation in both the US and Europe showed signs of subsiding and central banks slowed the pace of their rate increases. In December, the US Federal Reserve (Fed) boosted its short-term borrowing rate by 50 basis points—a slower pace than the four prior jumbo 75 basis point increases. The Bank of England, Swiss National Bank, and European Central Bank (ECB) all followed suit with similarly attenuated rate hikes. The messaging on monetary policy, however, remained resolutely hawkish as central bankers signaled that the fight against inflation was far from over by raising their estimates for terminal rates.

The rebound in stocks accelerated into the new calendar year, but by March, optimism turned to caution due to the dramatic and sudden failure of Silicon Valley Bank, the go-to repository for venture capital firms and their investee companies. The failure marked the second-largest bank collapse in US history by assets, after Washington Mutual in 2008, which folded in the depths of the global financial crisis. Depositors fled regional banks for the presumed safety of larger institutions. A surge in borrowing from the Fed’s discount window—a crucial lending facility for

Fund Facts at October 31, 2023

Total Net Assets	$82.6M

Sales Charge	None

Number of Holdings	53

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLIDX

CUSIP	412295669

Inception Date	09/28/2022

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	7.41%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

short-term liquidity requirements—prompted the Fed to fashion a new collateralized borrowing program allowing banks to pledge securities at face value rather than market value to plug the holes in their balance sheets. As the crisis escalated, the central banks of the US, Canada, UK, Japan, Europe, and Switzerland took coordinated action to improve US dollar liquidity and ease global funding markets. The run spooked depositors beyond US shores, with Swiss banking regulators forced to intervene by ramming through an 11th-hour merger between UBS and its troubled rival, Credit Suisse—a controversial maneuver favoring equity holders over contingent capital bond holders, who had thought they were more senior. In April, First Republic Bank—another US-based regional bank that catered to the ultra-wealthy—became the third bank to fail, with JPMorgan Chase assuming all of its assets.

Despite lingering concerns over the banks’ turmoil, investor attention was more captivated by the promise of generative artificial intelligence (AI), spurred in no small part by the mid-March release of an impressive, updated version of OpenAI’s large language model (LLM), known as ChatGPT. This fervor kicked into overdrive in May following NVIDIA’s better-than-expected results and guidance as the company forecast surging demand for its specialist graphics processing units.

Share prices peaked globally in late July, just after the Fed’s 11th short-term interest-rate hike of the current cycle to 5.5%. The Bank of England hiked rates in August and Sweden’s Riksbank hiked in September. The ECB

16

Performance (% Total Return)

	For periods ended September 30, 2023			For periods ended October 31, 2023

	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

International Developed Markets Equity Portfolio – Institutional Class	1.30	17.53	17.08	-2.00	9.64	12.20

MSCI World ex US Index	6.73	24.00	24.35	2.22	12.56	17.52

*Inception date: September 28, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

followed in mid-September with its own rate hike to 4%, the highest level in its 25-year history, despite lowering its growth forecast for the eurozone. Both the ECB and the Fed used their September meeting communications to stress that rates, although not going higher in the short term, might stay high for longer than anticipated to bring inflation back to target. Bond investors reacted negatively and sold longer-maturity bonds heavily. Equities sold off heavily—declining for the last three months of the period—as investors grappled with the prospect of higher-for-longer rates, rising bond yields, and a new war in the Middle East between Israel and Hamas.

Information Technology (IT) was the strongest performing sector, led by rebounding semiconductor stocks and boosted by the promise of AI. Consumer Discretionary, Financials, and Industrials outperformed as well. Real Estate was the worst performing sector as companies struggled with high debt levels, rising financing costs, and weakening economic conditions. Health Care, Consumer Staples, and Communication Services also lagged.

All major regions except Canada were positive for the period. The eurozone and Japan performed the best, with Japanese equities rallying strongly in response to the Bank of Japan’s still-easy monetary policy; however, the gains were reduced for overseas investors by weakness in the yen. Canada and Pacific ex Japan lagged; in the latter, Hong Kong equities underperformed as China continued to grapple with its faltering recovery and troubled property sector.

By style, both the highest-quality and fastest-growing stocks faced headwinds, underperforming both the benchmark and their lowest-quality and slowest-growing peers. By value, shares of the least-expensive stocks significantly outperformed.

Performance Attribution

The Portfolio underperformed during the period.

By sector, poor stocks in Health Care and Consumer

Total Return Based on a $100,000 Investment

Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Discretionary detracted. In Health Care, Swiss biotechnology company Lonza continued to see slowing demand for its drug manufacturing services, and shares fell further on the announcement that the board had fired the CEO. Additionally, Swiss diagnostic equipment and pharmaceutical manufacturer Roche fell on news that the company’s Alzheimer’s antibody drug failed to meet its objective in clinical trials of slowing cognitive decline. In Consumer Discretionary, global luxury group Kering shuffled the management of its fashion houses, including replacing the CEO of the underperforming Gucci brand with an interim head. The market wished for a clearer succession, as well as better reviews of its September Paris fashion show.

Strong stocks in Consumer Staples and Materials contributed the most to relative performance. In the former, French cosmetics company L’Oréal continued to exhibit resilience, with organic revenue growth outpacing growth for the global beauty market in 2022. In Materials, Australian miner BHP experienced strong share price appreciation in the beginning of the period, spurred in part by the anticipated benefits of China’s re-opening from COVID-19.

17

Regionally, poor stocks in Europe outside the eurozone and Japan detracted. In the former, in addition to Lonza and Roche, shares of Danish pharmaceutical manufacturer Genmab fell on market concerns about higher costs in 2024 and questions about a future iteration of Darzalex, the company’s multiple myeloma drug developed with Johnson & Johnson. In Japan, shares of healthcare company Sysmex suffered from negative sentiment tied to China’s faltering economy; the company derives a sizable portion of its revenues from China. Strong stocks in Pacific ex Japan (BHP) and Canada contributed. Canadian gas station convenience store operator Couche-Tard reported strong quarterly and full-year 2023 performance, with growth in merchandise sales, merchandise margins, and US fuel margins offsetting falling fuel sales and weaker fuel margins in Europe.

Perspective and Outlook

Once viewed with widespread awe, China’s economic potency is now being viewed with increasing skepticism. A primary cause of the economy’s sluggishness—the unfolding slow-motion crisis in China’s property market—has inevitably drawn comparisons to Japan’s prolonged

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	0.4	3.9

Cons Discretionary	4.3	11.0

Cons Staples	13.3	9.4

Energy	3.7	6.4

Financials	20.7	20.7

Health Care	16.1	11.8

Industrials	16.4	15.4

Info Technology	11.5	7.9

Materials	11.1	7.8

Real Estate	0.0	2.2

Utilities	0.0	3.5

Cash	2.5	–

Geography	Portfolio	Benchmark

Canada	7.2	10.4

Emerging Markets	5.5	–

Europe EMU	27.0	29.7

Europe ex EMU	29.4	28.8

Frontier Markets	0.0	–

Japan	17.2	20.5

Middle East	0.0	0.6

Pacific ex Japan	9.1	10.0

Other	2.1	–

Cash	2.5	–

“Benchmark”: MSCI World ex US Index. “Frontier Markets”: Includes countries with less-developed markets outside the index.

“Other”: Includes companies classified in countries outside the index.

economic quagmire following the collapse of its own real estate bubble in the late 80s. Like Japan of yesteryear, China faces a long rise in property prices to levels disconnected to their use or rental value, fueled by debt and unattractive alternatives as a store of value. There is also the inescapable parallel between the two countries’ rapidly aging populations. While Japan began to experience a population decline nearly two decades into its economic stagnation, China’s population contracted last year for the first time since the policy-induced famine of the Great Leap Forward sixty years ago. The aging and shrinking population will put pressure on the total size of labor force, thereby hampering overall productivity.

However, China boasts an impressive set of economic assets that could enable it to navigate these challenges. Its massive domestic market and significant sway over diverse global supply chains endow it with considerable influence on global prices and product availability. The annual graduation of over a million engineers speaks to its vast human capital and potential for technological innovation. The world’s busiest patent office underscores its commitment to research and development, fostering an environment conducive to groundbreaking inventions. Its leadership in electric vehicles and renewable energy infrastructure signifies its capacity to adapt to and dominate emerging industries. These strengths could play a pivotal role in rejuvenating China’s economic vitality.

We claim no expertise in macroeconomic forecasting, but rather, delve into this debate primarily for context and understanding rather than predictive utility. Our extensive experience investing in Japan has taught us that even if China enters a period of subdued economic growth, it’s essential to separate the prospects of individual companies from the country’s overall macroeconomic outlook. Slow-growing economies can still harbor sectors or niches that are dynamic and prosperous. Companies that pioneer new products, penetrate new markets, or simply consolidate their industry can find avenues for growth that are largely independent of broader economic trends. As China navigates its economic and demographic challenges, we’re scrutinizing potential investment opportunities that could flourish.

Portfolio Highlights

Given that China accounted for 18% of global GDP in 2022—a substantial increase from 10% in 2006, and 5% in 1994—and is both a crucial link in global supply chains and a growing source of end consumer demand, it’s virtually impossible to avoid investment ties to China, whether directly or indirectly.

We have no direct exposure to the Chinese property market, the main locus of current concern, but that does not mean

18

our holdings are immune to the ups and downs of the Chinese economy. Nevertheless, we believe our holdings have a diverse set of growth drivers that should sustain their expansion well beyond headline growth rates in the foreseeable future. Despite the overall slowdown in China’s economy, all three of our Chinese holdings are experiencing robust sales and earnings growth. Home appliance maker Haier Smart Home, solar energy equipment manufacturer LONGi, and thermal management components maker Sanhua Intelligent Controls generate roughly half of their sales outside of China, insulating them partially from domestic woes.

Concerns over China’s economy have also impacted some of our poorly performing Japanese stocks, especially those with exposure to China. However, on average, our 12 Japanese holdings derive only 13% of their sales from China—a surprisingly low figure given China’s economic significance and geographical proximity to Japan. Three of these Japanese companies have over 20% sales to China, a market that has propelled their growth over the past decade.

Among our other holdings, mining giants BHP and Rio Tinto have the highest exposure to China, with approximately over 50% of their global revenue tied to China. These companies both benefit from low-cost and high-grade open-pit mines in Australia, facilitating inexpensive sea shipments to China, the world’s leading steel producer by volume. Because a substantial portion of this Chinese steel is used in construction, including residential projects, both mining companies are indirectly exposed to China’s real estate sector. Despite these concerns, China’s steel output has actually increased in 2023, keeping iron ore prices resilient at over US$100 per ton.

Our divestment from agricultural machinery manufacturer Kubota wasn’t motivated by its limited exposure to China. Instead, our concern centered around its largest market: the United States. We observed indications of declining demand

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Chugai Pharmaceutical	Health Care	Japan	4.0

DBS Group	Financials	Singapore	3.9

Royal Dutch Shell	Energy	UK	3.7

Schneider Electric	Industrials	France	3.6

Allianz	Financials	Germany	3.5

Infineon Technologies	Info Technology	Germany	3.4

L’Oréal	Cons Staples	France	3.1

Manulife	Financials	Canada	3.1

Haleon	Cons Staples	UK	3.1

BBVA	Financials	Spain	2.9

for Kubota’s compact construction equipment, used largely by households, as well as an unusually high inventory for its small residential tractors. These factors collectively signaled a potential slowdown in growth in the US market, coinciding with the company’s push to expand in larger machinery categories there—a combination that could hurt profitability.

Our newest holding, ASSA ABLOY, generates just 3% of its global revenue in China, even though it is the industry leader in a roughly US$50 billion global access solutions market. This market encompasses doors, mechanical and electromechanical locks, automated entrances, as well as security solutions for hotels and offices. ASSA ABLOY operates in a sector marked by strong barriers to entry (pun intended) such as R&D investment, local regulatory compliance, brand strength, and global reach. The company is poised for growth as it leverages its advantages in each of these areas. We anticipate revenue expansion as the industry transitions toward electromechanical locks and more sophisticated access security systems, and as the company continues to expand further into emerging markets and gain market share at the expense of smaller competitors.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

19

International Carbon Transition Equity Portfolio

Institutional Investors: HLCTX

Portfolio Management Team

Ferrill Roll, CFA

Intl. Co-Lead Portfolio Manager

Andrew West, CFA

Intl. Co-Lead Portfolio Manager

Maria Lernerman, CFA

Intl. Carbon Transition Portfolio Manager

Bryan Lloyd, CFA

Portfolio Manager

Babatunde Ojo, CFA

Portfolio Manager

Patrick Todd, CFA

Portfolio Manager

Performance Summary

For the International Carbon Transition Equity Portfolio, the Institutional Class declined 1.70% (net of fees and expenses) since its inception on December 21, 2022. The Portfolio’s benchmark, the MSCI All Country World ex US Index, rose 0.68% (net of source taxes) over the same time period.

Market Review

The period began with a continued rebound in stocks, but by March, optimism turned to caution due to the dramatic and sudden failure of Silicon Valley Bank (SVB), the go-to repository for venture capital firms and their investee companies. The failure marked the second-largest bank collapse in US history by assets, after Washington Mutual in 2008, which folded in the depths of the global financial crisis. Depositors fled regional banks for the presumed safety of larger institutions. A surge in borrowing from the US Federal Reserve’s (Fed) discount window—a crucial lending facility for short-term liquidity requirements—prompted the Fed to fashion a new collateralized borrowing program allowing banks to pledge securities at face value rather than market value to plug the holes in their balance sheets. As the crisis escalated, the central banks of the US, Canada, UK, Japan, Europe, and Switzerland took coordinated action to improve US dollar liquidity and ease global funding markets. The run spooked depositors beyond US shores, with Swiss banking regulators forced to intervene by ramming through an

Fund Facts at October 31, 2023

Total Net Assets	$1.8M

Sales Charge	None

Number of Holdings	56

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLCTX

CUSIP	412295651

Inception Date	12/21/2022

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	5.79%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

11th-hour merger between UBS and its troubled rival, Credit Suisse—a controversial maneuver favoring equity holders over contingent capital bond holders, who had thought they were more senior. In April, First Republic Bank—another US-based regional bank that catered to the ultra-wealthy—became the third bank to fail, with JPMorgan Chase assuming all of its assets.

Despite lingering concerns over the banks’ turmoil, investor attention was more captivated by the promise of generative artificial intelligence (AI), spurred in no small part by the mid-March release of an impressive, updated version of OpenAI’s large language model (LLM), known as ChatGPT. This fervor kicked into overdrive in May following NVIDIA’s better-than-expected results and guidance as the company forecast surging demand for its specialist graphics processing units.

Share prices peaked globally in late July, just after the Fed’s 11th short-term interest-rate hike of the current cycle to 5.5%. The Bank of England hiked rates in August and Sweden’s Riksbank hiked in September. The European Central Bank (ECB) followed in mid-September with its own rate hike to 4%, the highest level in its

25-year history, despite lowering its growth forecast for the eurozone. Both the ECB and the Fed used their September meeting communications to stress that rates, although not going higher in the short term, might stay high for longer than anticipated to bring inflation back to target. Bond investors reacted negatively and sold longer-maturity bonds

20

Performance (% Total Return)

	For periods ended September 30, 2023			For periods ended October 31, 2023
	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

International Carbon Transition Equity Portoflio – Inst. Class	3.02	–	2.30	-1.01	–	-1.70

MSCI All Country World ex US Index	5.34	–	5.02	0.99	–	0.68

*Inception date: December 21, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

heavily. Equities sold off heavily—declining for the last three months of the period—as investors grappled with the prospect of higher-for-longer rates, rising bond yields, and a new war in the Middle East between Israel and Hamas.

Information Technology (IT) was the strongest performing sector, led by rebounding semiconductor stocks and boosted by the promise of AI. Consumer Discretionary, Financials, and Industrials outperformed as well. Real Estate was the worst performing sector as companies struggled with high debt levels, rising financing costs, and weakening economic conditions. Health Care, Consumer Staples, and Materials also lagged.

By region, Europe both inside and outside the eurozone and Japan performed the best, with Japanese equities rallying strongly in response to the Bank of Japan’s still-easy monetary policy; however, the gains were reduced for overseas investors by weakness in the yen. Canada, Pacific ex Japan, and Emerging Markets (EMs) all fell; the latter two regions were dragged down by Hong Kong and China, which continued to grapple with its faltering recovery and troubled property sector.

By style, quality was a slight tailwind as the highest-quality stocks outperformed both the benchmark and their lowest-quality peers. Growth was a strong headwind, with the fastest-growing companies significantly underperforming. By value, shares of the least-expensive stocks significantly outperformed.

Performance and Attribution

The Portfolio underperformed during the period.

By sector, poor stocks in Health Care, IT, and Consumer Discretionary detracted. In Health Care, Chinese drugmaker CSPC Pharmaceutical reported weak fourth quarter 2022 sales due to price cuts of its key oncology products and the pandemic impact. Additionally, Danish pharmaceutical manufacturer Genmab fell on market concerns about higher costs in 2024 and questions about a future iteration of Darzalex, the company’s multiple myeloma drug developed with Johnson & Johnson. In IT, shares of Chinese solar equipment manufacturer LONGi plummeted due to concern that heavy investments by its competitors will result in overcapacity for the industry. In Consumer Discretionary, shares of Chinese consumer appliances manufacturer Haier Smart Home fell on concerns over both slowing U.S. demand for its appliances, as well as the slowdown in the Chinese economy.

Strong stocks in Consumer Staples contributed the most to relative performance. Shares of Mexico-based Coke bottler and convenience store operator FEMSA rallied after it announced a strategic review, which will refocus the company on its strongest businesses and divest non-core assets, punctuated by cutting its large stake in Heineken.

Regionally, poor stocks in Europe outside the eurozone and Japan detracted. In the former, in addition to CSPC and Genmab, Swiss biotechnology company Lonza continued to see slowing demand for its drug manufacturing services, and shares fell further on the announcement that the board had fired the CEO. Additionally, Swiss diagnostic equipment and pharmaceutical manufacturer Roche fell on news that the company’s Alzheimer’s antibody drug failed to meet its objective in clinical trials of slowing cognitive decline. In Japan, shares of cosmetics company Shiseido, with its significant Chinese revenues, suffered from negative sentiment tied to China’s faltering economy and lagged the market significantly.. Strong stocks in the eurozone contributed. Spanish bank BBVA posted its best year-over-year earnings growth in its history for 2022, driven by increases in revenue and lending growth. The bank also issued positive future revenue guidance and an increase in its cash dividend for 2023.

Perspective and Outlook

Once viewed with widespread awe, China’s economic potency is now being viewed with increasing skepticism. A primary cause of the economy’s sluggishness—the unfolding slow-motion crisis in China’s property market—has inevitably drawn comparisons to Japan’s prolonged economic quagmire following the collapse of its own real

21

estate bubble in the late 80s. Like Japan of yesteryear, China faces a long rise in property prices to levels disconnected to their use or rental value, fueled by debt and unattractive alternatives as a store of value. There is also the inescapable parallel between the two countries’ rapidly aging populations. While Japan began to experience a population decline nearly two decades into its economic stagnation, China’s population contracted last year for the first time since the policy-induced famine of the Great Leap Forward sixty years ago. The aging and shrinking population will put pressure on the total size of the labor force, thereby hampering overall productivity.

However, China boasts an impressive set of economic assets that could enable it to navigate these challenges. Its massive domestic market and significant sway over diverse global supply chains endow it with considerable influence on global prices and product availability. The annual graduation of over a million engineers speaks to its vast human capital and potential for technological innovation. The world’s busiest patent office underscores its commitment to research and development, fostering an environment conducive to groundbreaking inventions. Its leadership in electric vehicles and renewable energy

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	3.0	5.5

Cons Discretionary	5.4	11.8

Cons Staples	14.1	8.5

Energy	0.0	6.1

Financials	23.1	21.2

Health Care	13.8	9.6

Industrials	16.9	12.8

Info Technology	14.2	11.5

Materials	6.4	7.8

Real Estate	0.0	2.0

Utilities	0.0	3.2

Cash	3.1	–

Geography	Portfolio	Benchmark

Canada	3.7	7.4

Emerging Markets	24.5	28.4

Europe EMU	24.6	21.3

Europe ex EMU	22.5	20.6

Frontier Markets	0.0	–

Japan	15.1	14.7

Middle East	0.0	0.4

Pacific ex Japan	4.9	7.2

Other	1.6	–

Cash	3.1	–

“Benchmark”: MSCI All Country World ex US Index. “Frontier Markets”: Includes countries with less-developed markets outside the index. “Other”: Includes companies classified in countries outside the index.

infrastructure signifies its capacity to adapt to and dominate emerging industries. These strengths could play a pivotal role in rejuvenating China’s economic vitality.

We claim no expertise in macroeconomic forecasting, but rather, delve into this debate primarily for context and understanding rather than predictive utility. Our extensive experience investing in Japan has taught us that even if China enters a period of subdued economic growth, it’s essential to separate the prospects of individual companies from the country’s overall macroeconomic outlook. Slow-growing economies can still harbor sectors or niches that are dynamic and prosperous. Companies that pioneer new products, penetrate new markets, or simply consolidate their industry can find avenues for growth that are largely independent of broader economic trends. As China navigates its economic and demographic challenges, we’re scrutinizing potential investment opportunities that could flourish.

Portfolio Highlights

Given that China accounted for 18% of global GDP in 2022—a substantial increase from 10% in 2006, and 5% in 1994—and is both a crucial link in global supply chains and a growing source of end consumer demand, it’s virtually impossible to avoid investment ties to China, whether directly or indirectly.

We have no direct exposure to the Chinese property market, the main locus of current concern, but that does not mean our holdings are immune to the ups and downs of the Chinese economy. Nevertheless, we believe our holdings have a diverse set of growth drivers that should sustain their expansion well beyond headline growth rates in the foreseeable future. Despite the overall slowdown in China’s economy, all five of our Chinese holdings are experiencing robust sales and earnings growth. Two of our Chinese holdings—Ping An Insurance and online games and social media platform provider Tencent—are primarily focused on the domestic Chinese market, garnering the lion’s share of their sales locally. On the other hand, home appliance maker Haier Smart Home, solar energy equipment manufacturer LONGi, and thermal management components maker Sanhua Intelligent Controls generate roughly half of their sales outside of China, insulating them partially from domestic woes.

Concerns over China’s economy have also impacted some of our poorly performing Japanese stocks, especially those with exposure to China. However, on average, our 12 Japanese holdings derive only 13% of their sales from China—a surprisingly low figure given China’s economic significance and geographical proximity to Japan. Three of these Japanese companies have over 20% sales to China, a market that has propelled their growth over the

22

past decade.

Our decision to divest from Chinese drugmaker CSPC Pharmaceutical wasn’t primarily influenced by the broader Chinese economic landscape. Rather, we grew increasingly skeptical about the company’s growth potential and margin outlook. We’ve noted that regulatory pressures are squeezing drug prices, and a more stringent approval process is lowering the expected profitability of upcoming drugs. Additionally, the impending patent expiration for CSPC’s flagship drug is set to introduce further pricing pressures from generic alternatives.

Similarly, our divestment from agricultural machinery manufacturer Kubota wasn’t motivated by its limited exposure to China. Instead, our concern centered around its largest market: the United States. We observed indications of declining demand for Kubota’s compact construction equipment, used largely by households, as well as an unusually high inventory for its small residential tractors. These factors collectively signaled a potential slowdown in growth in the US market, coinciding with the company’s push to expand in larger machinery categories there—a combination that could hurt profitability.

Our newest holding, ASSA ABLOY, generates just 3% of its global revenue in China, even though it is the industry leader in a roughly US$50 billion global access solutions

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Schneider Electric	Industrials	France	3.8

Samsung Electronics	Info Technology	South Korea	3.7

FEMSA	Cons Staples	Mexico	3.5

Chugai Pharmaceutical	Health Care	Japan	3.3

BBVA	Financials	Spain	3.1

DBS Group	Financials	Singapore	3.0

Allianz	Financials	Germany	2.7

Infineon Technologies	Info Technology	Germany	2.7

Manulife	Financials	Canada	2.7

L’Oréal	Cons Staples	France	2.6

market. This market encompasses doors, mechanical and electromechanical locks, automated entrances, as well as security solutions for hotels and offices. ASSA ABLOY operates in a sector marked by strong barriers to entry (pun intended) such as R&D investment, local regulatory compliance, brand strength, and global reach. The company is poised for growth as it leverages its advantages in each of these areas. We anticipate revenue expansion as the industry transitions toward electromechanical locks and more sophisticated access security systems, and as the company continues to expand further into emerging markets and gain market share at the expense of smaller competitors.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

23

International Equity Research Portfolio

Institutional Investors: HLIRX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Performance Summary

For the International Equity Research Portfolio, the Institutional Class rose 7.98% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI All Country World ex US Index, rose 12.07% (net of source taxes).

Market Review

The period began with stocks rebounding as inflation in both the US and Europe showed signs of subsiding and central banks slowed the pace of their rate increases. In December, the US Federal Reserve (Fed) boosted its short-term borrowing rate by 50 basis points—a slower pace than the four prior jumbo 75 basis point increases. The Bank of England, Swiss National Bank, and European Central Bank (ECB) all followed suit with similarly attenuated rate hikes. The messaging on monetary policy, however, remained resolutely hawkish as central bankers signaled that the fight against inflation was far from over by raising their estimates for terminal rates.

The rebound in stocks accelerated into the new calendar year, but by March, optimism turned to caution due to the dramatic and sudden failure of Silicon Valley Bank (SVB), the go-to repository for venture capital firms and their investee companies. The failure marked the second-largest bank collapse in US history by assets, after Washington Mutual in 2008, which folded in the depths of the global financial crisis. Depositors fled regional banks for the presumed safety of larger institutions. A surge in borrowing from

Fund Facts at October 31, 2023

Total Net Assets	$10.9M

Sales Charge	None

Number of Holdings	205

Turnover (5 Yr. Avg.)	38%

Dividend Policy	Annual

Institutional Investors

Ticker	HLIRX

CUSIP	412295826

Inception Date	12/17/2015

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.75%[3]

Gross Expense Ratio[2]	1.45%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 0.75%. The Net Expense Ratio is applicable to investors.

the Fed’s discount window—a crucial lending facility for short-term liquidity requirements—prompted the Fed to fashion a new collateralized borrowing program allowing banks to pledge securities at face value rather than market value to plug the holes in their balance sheets. As the crisis escalated, the central banks of the US, Canada, UK, Japan, Europe, and Switzerland took coordinated action to improve US dollar liquidity and ease global funding markets. The run spooked depositors beyond US shores, with Swiss banking regulators forced to intervene by ramming through an 11th-hour merger between UBS and its troubled rival, Credit Suisse—a controversial maneuver favoring equity holders over contingent capital bond holders, who had thought they were more senior. In April, First Republic Bank—another US-based regional bank that catered to the ultra-wealthy—became the third bank to fail, with JPMorgan Chase assuming all of its assets.

Despite lingering concerns over the banks’ turmoil, investor attention was more captivated by the promise of generative artificial intelligence (AI), spurred in no small part by the mid-March release of an impressive, updated version of OpenAI’s large language model (LLM), known as ChatGPT. This fervor kicked into overdrive in May following NVIDIA’s better-than-expected results and guidance as the company forecast surging demand for its specialist graphics processing units.

Share prices peaked globally in late July, just after the Fed’s 11th short-term interest-rate hike of the current cycle to 5.5%. The Bank of England hiked rates in August and Sweden’s Riksbank hiked in September. The ECB

24

Performance (% Total Return)

	For periods ended September 30, 2023				For periods ended October 31, 2023

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Intl. Equity Research Portfolio – Inst. Class	17.48	-0.35	0.97	5.05	7.98	-1.34	1.99	4.38

MSCI All Country World ex US Index	20.39	3.74	2.58	5.10	12.07	3.03	3.46	4.48

Returns are annualized for periods greater than 1 year. *Inception date: December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

followed in mid-September with its own rate hike to 4%, the highest level in its 25-year history, despite lowering its growth forecast for the eurozone. Both the ECB and the Fed used their September meeting communications to stress that rates, although not going higher in the short term, might stay high for longer than anticipated to bring inflation back to target. Bond investors reacted negatively and sold longer-maturity bonds heavily. Equities sold off heavily—declining for the last three months of the period—as investors grappled with the prospect of higher-for-longer rates, rising bond yields, and a new war in the Middle East between Israel and Hamas.

Information Technology (IT) was the strongest performing sector, led by rebounding semiconductor stocks and boosted by the promise of AI. Consumer Discretionary, Financials, and Industrials outperformed as well. Real Estate was the worst performing sector as companies grappled with high debt levels, rising financing costs, and weakening economic conditions. Health Care, Consumer Staples, and Materials also lagged.

All major regions except Canada were positive for the period. The eurozone and Japan performed the best, with Japanese equities rallying strongly in response to the Bank of Japan’s still-easy monetary policy; however, the gains were reduced for overseas investors by weakness in the yen. Canada, Pacific ex Japan, and Emerging Markets (EMs) lagged; the latter two regions were dragged down by Hong Kong and China, which continued to grapple with its faltering recovery and troubled property sector.

By style, both the highest-quality and fastest-growing stocks faced headwinds, underperforming both the benchmark and their lowest-quality and slowest-growing peers. By value, shares of the least-expensive stocks significantly outperformed.

Performance Attribution

The Portfolio underperformed during the period.

By sector, poor stocks in Consumer Discretionary, Health

Total Return Based on a $100,000 Investment

Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Care, and IT detracted. In Consumer Discretionary, Japanese consumer appliance manufacturer Rinnai reported weak sales growth, continued elevated input costs (in the form of raw materials and electric components), and a delay in planned price increases. In Health Care, German biotechnology company BioNTech detracted as the company reported a year-over-year revenue decrease in the second quarter of 2023 due to falling COVID-19 vaccine deliveries and a write-off of inventory. Additionally, Danish pharmaceutical manufacturer Genmab fell on market concerns about higher costs in 2024 and questions about a future iteration of Darzalex, the company’s multiple myeloma drug developed with Johnson & Johnson. In IT, shares of Chinese solar equipment manufacturer LONGi plummeted due to concern that heavy investments by its competitors will result in overcapacity for the industry. Chinese designer and manufacturer of specialized transistors StarPower detracted as the company reported negative free-cash-flow for the second quarter due to the ongoing buildout of fabrication plant buildout.

Strong stocks in Materials and Financials contributed the most to relative performance. In the former, German lubricants manufacturer Fuchs Petrolub reported strong first quarter 2023 results; the company was able to increase

25

prices while keeping sales volumes stable. In Financials, Spanish bank BBVA posted its best year-over-year earnings growth in its history for 2022, driven by increases in revenue and lending growth. The bank also issued positive future revenue guidance and an increase in its cash dividend for 2023.

Regionally, poor stocks in EMs and Japan detracted. In EMs, Chinese producer of electrolyte and lithium salts used in battery production Guangzhou Tinci Materials detracted as it reported a year-over-year decline in earnings due to falling prices for its goods. In Japan, supplier of manufacturing components MISUMI Group highlighted increasing competition in its largest overseas market, China, where local rivals have emerged amid US-China trade tensions. Concerns about the strength of the Chinese economy also weighed on its stock price.

Perspective and Outlook

Once viewed with widespread awe, China’s economic potency is now being viewed with increasing skepticism. A primary cause of the economy’s sluggishness—the unfolding slow-motion crisis in China’s property market—has inevitably drawn comparisons to Japan’s prolonged economic quagmire following the collapse of its own real estate bubble in the late 80s. Like Japan of yesteryear, China faces a long rise in property prices to levels disconnected to their use or rental value, fueled by debt and unattractive alternatives as a store of value. There is also the inescapable parallel between the two countries’ rapidly aging populations. While Japan began to experience a population decline nearly two decades into its economic stagnation, China’s population contracted last year for the first time since the policy-induced famine of the Great Leap Forward sixty years ago. The aging and shrinking population will put pressure on the total size of labor force, thereby hampering overall productivity.

However, China boasts an impressive set of economic assets that could enable it to navigate these challenges. Its massive domestic market and significant sway over diverse global supply chains endow it with considerable influence on global prices and product availability. The annual graduation of over a million engineers speaks to its vast human capital and potential for technological innovation. The world’s busiest patent office underscores its commitment to research and development, fostering an environment conducive to groundbreaking inventions. Its leadership in electric vehicles and renewable energy infrastructure signifies its capacity to adapt to and dominate emerging industries. These strengths could play a pivotal role in rejuvenating China’s economic vitality.

We claim no expertise in macroeconomic forecasting, but rather, delve into this debate primarily for context and understanding rather than predictive utility. Our extensive experience investing in Japan has taught us that even if China enters a period of subdued economic growth, it’s essential to separate the prospects of individual companies from the country’s overall macroeconomic outlook. Slow-growing economies can still harbor sectors or niches that are dynamic and prosperous. Companies that pioneer new products, penetrate new markets, or simply consolidate their industry can find avenues for growth that are largely independent of broader economic trends. As China navigates its economic and demographic challenges, we’re scrutinizing potential investment opportunities that could flourish.

Portfolio Highlights

The International Equity Research Portfolio’s holdings flow directly from our analysts’ buy recommendations within Harding Loevner’s universe of researched companies. We ended the period with 205 holdings in the Portfolio. The most notable change over the past year was an increased allocation in IT, while exposure in Industrials declined the most. Regionally, the Portfolio’s exposure in Europe outside the eurozone fell the most, offset by increases in Japan and most other regions.

Portfolio Positioning (%) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	6.0	5.5

Cons Discretionary	11.8	11.8

Cons Staples	8.4	8.5

Energy	0.9	6.1

Financials	18.8	21.2

Health Care	12.3	9.6

Industrials	17.7	12.8

Info Technology	15.0	11.5

Materials	5.3	7.8

Real Estate	1.4	2.0

Utilities	1.2	3.2

Cash	1.2	–

Geography	Portfolio	Benchmark

Canada	2.3	7.4

Emerging Markets	30.8	28.4

Europe EMU	25.1	21.3

Europe ex EMU	17.8	20.6

Frontier Markets	1.7	–

Japan	14.0	14.7

Middle East	1.2	0.4

Pacific ex Japan	5.9	7.2

Cash	1.2	–

“Benchmark”: MSCI All Country World ex US Index. “Frontier Markets”: Includes countries with less-developed markets outside the index.

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In the IT sector, we capitalized on improved valuations following share price declines and purchased Japanese inspection and measurement equipment manufacturer Lasertec and Chinese cybersecurity company Sangfor. Additionally, we purchased Japan’s Disco, known for its precision tools primarily for the semiconductor industry We also added to several IT holdings including NICE, TSMC, SAP, and Glodon.

We sold several Industrials holdings due to concerns around valuation after stock price appreciation, among them were SMC, Ryanair, VAT Group, Atlas Copco, and Spirax-Sarco. We also sold Intrum Justitia because of deteriorating financial strength.

In Europe outside the eurozone, we exited positions in Lonza, VAT, Atlas Copco, Coca-Cola HSBC, Spirax-Sarco, and Standard Chartered. The latter was sold due to its prolonged struggle with low profitability, offering a limited margin of safety given its challenging financial condition. We also sold Christian Hansen, Dechra Pharmaceuticals, and Abcam following takeover bids that led to significant stock price increases.

A notable acquisition was Sony, a leading Japanese conglomerate operating across six key divisions: Electronics, Technology and Systems, Financial Services, Movies and Entertainment, Gaming, Music, and Image Sensors—the latter three of which are central to Sony’s

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Couche-Tard	Cons Staples	Canada	1.3

BBVA	Financials	Spain	1.3

Air Liquide	Materials	France	1.2

Banco Santander	Financials	Spain	1.2

Chugai Pharmaceutical	Health Care	Japan	1.1

BDO Unibank	Financials	Philippines	1.1

OCBC Bank	Financials	Singapore	1.1

SAP	Info Technology	Germany	1.1

Diploma	Industrials	UK	1.1

Shionogi	Health Care	Japan	1.1

future profitability. The Gaming division, which accounts for the largest share of revenues, operates the world’s largest console platform (PlayStation), in addition to being a leading game publisher. The Music division is the third largest music label and publisher, owning the catalogues of globally recognized artists such as Beyoncé, Pink, and Michael Jackson. Sony’s Image Sensors division is a leader in high-end image sensing chips and is expanding into automotive (Advanced Driver Assistance Systems) and industrial sectors (factory automation verticals). As Sony strategically reallocates capital from historically dominant but lower return segments to these high growth areas, we expect this shift to drive the company’s revenue and profitability growth over an extended period.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

27

International Small Companies Portfolio

Individual Investors: HLMSX | Institutional Investors: HLMRX and HLRZX

Portfolio Management Team

Jafar Rizvi, CFA

Co-Lead Portfolio Manager

Anix Vyas, CFA

Co-Lead Portfolio Manager

Performance Summary

For the International Small Companies Portfolio, the Investor Class rose 4.35%, the Institutional Class rose 4.51%, and the Institutional Class Z rose 4.64% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI All Country World ex US Small Cap Index, rose 8.82% (net of source taxes).

Market Review

International small capitalization stocks gained in the fiscal year, buoyed by the increasingly positive outlook around inflation and a surge in enthusiasm for the prospects of artificial intelligence (AI). Most sectors and regions rose.

Market optimism at the beginning of the fiscal year turned to caution in March, after the collapse of three US specialty banks. As the crisis escalated, the central banks of the US, Canada, England, Europe, Japan, and Switzerland took coordinated action to improve US dollar liquidity and ease global funding markets. Swiss banking regulators were also forced to ram through a controversial merger between UBS and its troubled rival Credit Suisse. Despite the bedlam, fueled in no small part by sharp increases in interest rates and the consequent drop in bond values, central bankers continued to hike rates to combat inflation, albeit accompanied by a new, more cautious tone.

Inflation across the world continued to decline through 2023; the US Consumer Price Index increase in June of 3.0% year over year was its smallest rise in two years. After raising rates in July to 5.5%, the US Federal Reserve

Fund Facts at October 31, 2023

Total Net Assets	$469.5M

Sales Charge	None

Number of Holdings	83

Turnover (5 Yr. Avg.)	28%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Investor Class	Institutional Class	Inst. Class Z

Ticker	HLMSX	HLMRX	HLRZX

CUSIP	412295883	412295875	412295644

Inception Date	3/26/2007	6/30/2011	4/04/2023

Minimum Investment	$5,000[1]	$100,000[1]	$5,000,000

Net Expense Ratio[2]	1.30%[3]	1.12%[4]	1.00%[5]

Gross Expense Ratio[2]	1.45%	1.12%	1.08%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.30%. The Net Expense Ratio is applicable to investors. 4Harding Loevner’s contractual agreement caps the net expense ratio at 1.15% through February 28, 2024. The expense ratio (without cap) is applicable to investors. 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.00%. The Net Expense Ratio is applicable to investors.

(Fed) paused its rate-hiking campaign in September. The European Central Bank (ECB) opted for a marginal increase in September, bringing its main interest rate to 4%, the highest level in its 25-year history. Both the ECB and the Fed used their September meeting communications to stress that rates, although not going higher in the short term, might stay high for longer than anticipated to bring inflation back to target. Meanwhile, China’s central bank, facing a stalled economic rebound, and the Bank of Japan, hopeful that positive inflation expectations will become more entrenched, maintained their more accommodative policies.

Information Technology (IT) generated the biggest returns, largely driven by the semiconductor industry. Most other sectors also posted positive returns, with Financials, Consumer Staples, Materials, and Industrials outperforming the broader benchmark index. Real Estate was the weakest sector, posting negative returns largely due to higher interest rates.

By region, Emerging Markets delivered the strongest performance, up over 17% in the fiscal year. This was primarily due to strong returns from India and South Korea; both markets have been beneficiaries of investments fleeing China. Japan and the European Monetary Union (EMU)

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Performance (% Total Return)

	For periods ended September 30, 2023						For periods ended October 31, 2023

	1	3	5	10	Since Inception*		1	3	5	10	Since Inception*
	Year	Years	Years	Years	Mar-07 Jun-11		Year	Years	Years	Years	Mar-07 Jun-11

Intl. Small Companies Portfolio – Investor Class	13.71	-0.50	1.71	4.34	5.04		4.35	-1.66	2.83	3.51	4.69

Intl. Small Companies Portfolio – Inst. Class	13.98	-0.25	1.96	4.60		5.08	4.51	-1.44	3.08	3.76		4.60

Intl. Small Companies Portfolio – Inst. Class Z	14.04	-0.23	1.97	4.61		5.19	4.64	-1.40	3.10	3.78		4.84

MSCI All Country World ex US Small Cap Index	19.01	4.02	2.58	4.35	–	4.26	8.82	2.96	3.51	3.43	–	3.74

Returns are annualized for periods greater than 1 year. *Inception of the Investor Class, March 26, 2007. Inception of the Institutional Class, June 30, 2011. Inception of the Institutional Class Z, April 4, 2023. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class. Sales charges and expenses, which differ between the Institutional Class Z and Institutional Class have not been restated. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

outperformed the benchmark index. Middle East stocks sharply declined, dragged down by persistent inflation and the Israel-Hamas conflict. Pacific ex Japan and Canada also posted negative returns.

Cheap stocks strongly outperformed expensive stocks this year, especially in developed markets. In Europe, the return spread between the cheapest and the most-expensive quintiles of small company stocks was over 2,000 basis points (bps), and in Japan the spread was about 4,500 bps.

Performance Attribution

The Portfolio underperformed the index primarily due to weak stocks in Industrials and IT. TOMRA, the leading manufacturer of recycling and sorting equipment in the world, slumped. While the company reported strong sales growth and a growing backlog for its recycling equipment during the year, a large collection scheme in Scotland that was expected to begin in 2023 was delayed until 2025. The company was also a victim of a cyberattack, which is likely to be costly and further impair near-term expectations. Keywords Studios, an Irish provider of technical services for the video-game industry, fell on the concerns of some investors that generative AI will be negative for certain lines of business. Health Care was also a drag on returns as many of our holdings are suffering from difficult comparisons against a prior period of strong growth due to the impact of COVID-19.

We had strong relative returns in Materials mostly due to Vietnamese steelmaker Hoa Phat Group and German lubricants manufacturer Fuchs Petrolub. Hoa Phat benefited from improving gross margins amid reduced prices of coking coal as well as expectations of a pickup in sales volumes as the country’s infrastructure spending increases. In Financials, UK’s Bank of Georgia and India’s Max Financial also contributed to relative returns. The Indian insurer reported strong income expansion due to improved premium growth and better margins, which were

Total Return Based on a $5,000 Investment

Investor Class

Total Return Based on a $100,000 Investment

Institutional Class

Total Return Based on a $5,000,000 Investment

Institutional Class Z

The charts above illustrate the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

29

boosted by new product launches. The Portfolio’s overweight to IT and underweight to Real Estate were also beneficial.

Emerging Markets was the poorest-performing region primarily due to weak stocks in South Korea. Cheil Worldwide, South Korea’s largest advertising company, lagged on continued weakness in the local advertising market and lingering concerns that outsourced work and consulting expenses will further compress margins. Elsewhere in EMs, the Portfolio was hurt by its underweight to India and Taiwan, as both markets rose sharply. Our Japanese holdings also detracted from relative performance. Strong stock selection in Europe outside the eurozone (United Kingdom and Denmark) and Middle East contributed. The Portfolio’s underweight to Pacific ex Japan and Canada was also beneficial.

Perspective and Outlook

Following the onset of the COVID-19 pandemic in 2020, health care companies benefited from significant increases in R&D and capital equipment spending as research labs across the industry responded to the crisis, leading to higher growth and profits for many companies. But as

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	12.5	3.8

Cons Discretionary	4.6	11.8

Cons Staples	9.8	6.5

Energy	1.7	4.6

Financials	8.2	11.2

Health Care	10.3	7.0

Industrials	20.1	20.2

Info Technology	19.5	11.5

Materials	8.4	11.7

Real Estate	0.6	8.8

Utilities	2.0	2.9

Cash	2.3	–

Geography	Portfolio	Benchmark

Canada	1.0	6.9

Emerging Markets	21.8	29.6

Europe EMU	24.9	12.8

Europe ex EMU	29.5	18.3

Frontier Markets	7.2	–

Japan	9.5	21.7

Middle East	2.0	1.7

Pacific ex Japan	0.5	9.0

Other	1.3	–

Cash	2.3	–

“Benchmark”: MSCI All Country World ex US Small Cap Index. “Frontier Markets”: Includes countries with less-developed markets outside the index. “Other”: Includes companies classified in countries outside the index.

COVID-related spending has abated, and rising interest rates have prompted greater capital spending discipline, growth expectations for the industry have been moderating. These short-term fluctuations don’t change our long-term expectation that industry growth will be strong, supported by aging populations and increasing wealth around the world that will be directed toward better health.

In 2021, of the estimated US$100 billion spent on diagnostics globally that year, about 35% was related to COVID-19. Diagnostic spending tied to COVID-19 has declined steadily since then, but it remains a viable, albeit smaller, market as indicated by the recent increase in COVID-19 infections. With such material swings in industry demand over a short time, ascertaining underlying industry growth can be more challenging.

Diasorin, an Italian maker of reagent kits and instruments used for diagnosis and research, benefited from the COVID-19 boom, but has also experienced headwinds more recently as COVID-19 diagnostic demand slowed, obfuscating the strength of its non-COVID revenues. Our expectation of high-single-digit revenue growth for its core business and its attractive valuation led us to repurchase shares in May. The company’s products and services help increase the productivity of diagnostic laboratories by lowering the cost and time taken for clinical tests. In addition, the firm has consistently invested in proprietary technology which automate the testing process while improving accuracy and speed. This capability helped the company strike deals with larger partners, such as Roche and Beckman Coulter.

Diasorin is an example of the type of Health Care company we have tended to invest in. Our historical overweight in the sector has been skewed toward companies that operate in well-defined and growing niches, providing R&D–related products and services to life sciences and pharmaceutical companies. Conversely, we avoid profitless biotech companies with drugs in pre-clinical trials because these companies fail to meet our quality standards.

Sweden-based CellaVision is another lab-focused company we purchased in July. The company operates in the narrower market of hematology labs, where it has focused on providing digital equipment that helps identify and classify blood cells using AI that has been trained with clinician data going back to the late 1990s. This capability is of particular interest to labs that are looking to reduce manual processes, which is how many clinicians still analyze samples in much of the world. Ultimately, more-efficient labs mean that care providers receive blood test results sooner, and of a more consistent quality. This strong value proposition has helped CellaVision become the gold standard in its niche. While CellaVision has felt the consequences of COVID-19 cyclicality, its long-term growth should be sustained because globally four billion blood

30

samples undergo a complete blood count each year, and many of the labs conducting these tests have yet to switch to a digital platform.

Portfolio Highlights

During this period, the Portfolio had more stocks than usual affected by acquisition offers; five holdings received bids. Two Danish companies, Chr. Hansen, a maker of cultures, probiotics, and enzymes for human and animal health, and SimCorp, a software provider for asset managers and allocators received offers. Additionally, two UK-based companies, Dechra, a maker of medicines for pets and farm animals, and Abcam, a biotechnology company that researches, develops, and manufactures antibodies and biological tools for the life sciences industry also received bids. Lastly, Dubai-based Network International, which offers payment solutions to businesses in the Middle East and Africa, became the target of a bidding war between financial suitors.

This is a significant amount of dealmaking: on average, only one or two Portfolio holdings have been acquired each year since 2013. What makes this M&A spurt all the more intriguing is that our companies are drawing interest at a time when broader dealmaking has pulled back significantly in the face of higher borrowing rates and recession fears. The volume of acquisitions for international small caps fell 28% in the first half of 2023 compared with the same period of 2022, amid an almost 40% slowdown in all dealmaking, Bloomberg data show.

It’s difficult to extrapolate meaning from a small number of transactions and say why our holdings are getting scooped up when, despite enticing valuations, lots of M&A is on ice. But we think it has at least something to do with the type of companies we invest in. While high interest rates and a slowdown in economic growth can have a chilling effect on dealmaking, these conditions can also highlight the attractiveness of fast-growing, cash-generating businesses led by skillful managers who are committed to protecting their company’s competitive edge and financial health.

In the deals struck over the past year for our holdings, the takeover price was, on average, nearly 50% higher than our analysts’ estimate of fair value for each company. They also commanded an average trailing 12-month Ebitda multiple

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Hoa Phat Group	Materials	Vietnam	2.6

Max Financial	Financials	India	2.3

Senior	Industrials	UK	2.3

YouGov	Comm Services	UK	2.1

LEM Holdings	Info Technology	Switzerland	2.1

Fuchs Petrolub	Materials	Germany	2.0

Rubis	Utilities	France	2.0

Cyberark	Info Technology	Israel	2.0

Chr. Hansen	Materials	Denmark	1.9

KWS	Cons Staples	Germany	1.8

of 25, a premium valuation for acquisitions in the space. The median takeover multiple for international small-cap companies over the past five years was only 11.3. It’s always nice to see acquirers endorse our investment view and have it pay off for our clients.

Of the five companies that received bids, we have sold Dechra, Network International, SimCorp, and Abcam. In the case of Dechra, management recently reduced its near-term outlook, and any further downgrades in expectations could impact the price its buyer is willing to pay. Regarding Network International, there may be a risk of regulatory intervention because the private equity buyer also owns a rival payments company. Given that Deutsche Boerse and SimCorp operate in related markets, their transaction may face some regulatory risks as well. Shares of Abcam soared in reaction to Danaher Corporation’s acquisition offer resulting in limited additional upside potential. As we learned from our past sale of EMIS Group, after it received a bid from United Healthcare last year, exiting at an attractive price before a deal closes has its advantages. Regulators ultimately scuttled that transaction, and EMIS’s share price subsequently collapsed. Furthermore, the deals for Dechra, Network International, and SimCorp all carry some form of financing risk.

Meanwhile, the takeover of Chr. Hansen has already received clearance from US antitrust enforcers, which is usually the largest hurdle. As an all-stock deal without financing risk and limited remaining regulatory risk, we have opted to hold on, as we continue to see fundamental support for the stock’s valuation. The deal is expected to close later this year or early in 2024.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

31

Emerging Markets Portfolio

Individual Investors: HLEMX | Institutional Investors: HLMEX and HLEZX

Portfolio Management Team
Pradipta Chakrabortty Co-Lead Portfolio Manager Scott Crawshaw Co-Lead Portfolio Manager Lee Gao, CFA Portfolio Manager Richard Schmidt, CFA Portfolio Manager

Performance Summary

The Emerging Markets Portfolio (Advisor Class) and Institutional Emerging Markets Portfolios (Institutional Class and Institutional Class Z)—collectively, the “Portfolios”—are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

For the Emerging Markets Portfolio, the Advisor Class rose 6.53% (net of fees and expenses) in the fiscal year ended October 31, 2023. For the Institutional Emerging Markets Portfolio, the Institutional Class rose 6.07% and Institutional Class Z rose 6.15% in this period (net of fees and expenses). The Portfolios’ benchmark, the MSCI Emerging Markets Index, rose 10.80% (net of source taxes).

Market Review

Emerging markets (EMs) posted a solid positive return in the trailing 12 months after a volatile year marked by significant shifts in investor sentiment about the prospects of the global economy and China in particular. Inflationary pressures subsided during much of the fiscal year, elevating the credibility of EM central banks that acted early and decisively to begin increasing interest rates in 2021.

Early signs of easing inflation in the US and China’s decision to loosen its strict “zero-COVID” policy spurred a rally in EMs during the first three months of the period. Chinese shares were boosted by hopes that the end of zero-COVID would enliven China’s economic activity and

Fund Facts at October 31, 2023

Sales Charge	None

Dividend Policy	Annual
	Individual Investors	Institutional Investors

Total Net Assets	$1,000.0M	$1,859.7M

Number of Holdings	71	75

Turnover (5 Yr. Avg.)	24%	21%

	Advisor Class	Inst. Class	Inst. Class Z

Ticker	HLEMX	HLMEX	HLEZX

CUSIP	412295305	412295701	412295693

Inception Date	11/9/1998	10/17/2005	3/5/2014

Minimum Investment	$5,000[1]	$500,000[1]	$10,000,000

Net Expense Ratio[2]	1.16%[3]	1.05%[4]	0.95%[5]

Gross Expense Ratio[2]	1.16%	1.10%	1.02%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3Harding Loevner has contractually agreed to cap the expense ratio at 1.25% through February 28, 2025. The expense ratio (without cap) is applicable to investors. 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2025. Harding Loevner’s contractual agreement caps the net expense ratio at 1.05%. The Net Expense Ratio is applicable to investors. 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2025. Harding Loevner’s contractual agreement caps the net expense ratio at 0.95%. The Net Expense Ratio is applicable to investors.

improve business prospects. Uncertainty returned to EMs in February 2023, however, when persistent signs of inflation in the US meant the Federal Reserve would stay on guard and a Chinese spy balloon spotted crossing the US (and eventually shot down off the Carolina coast) deflated hopes for a relaxation in US-China tensions.

As the year progressed, the market euphoria surrounding China’s economic reopening and an anticipated reinvigoration in consumer confidence also proved misguided. The country’s industrial activity weakened and imports contracted amid subdued investment and domestic demand. Consumer sentiment continued to be hampered by broad economic uncertainty and a property sector that achieved a fragile stabilization at best.

The sharp rise in Chinese shares early in the period and strong returns in Taiwan helped Asia to outperform the broad index in the fiscal year. Taiwanese chip-manufacturing giant TSMC signaled that the recent inventory drawdown cycle was nearing an end and demand should pick up next year from smartphone makers, high-performance-computing customers, and developers of artificial intelligence (AI) applications. Shares of computing-equipment manufacturers in Taiwan with a large exposure to AI server production also soared. The year’s strongest-performing region by far was emerging Europe (comprising

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Performance (% Total Return)

	For periods ended September 30, 2023						For periods ended October 31, 2023

	1	3	5	10	Since Inception*		1	3	5	10	Since Inception*
	Year	Years	Years	Years	Nov-98 Oct-05		Year	Years	Years	Years	Nov-98 Oct-05

Emerging Markets Portfolio – Advisor Class	11.18	-4.91	-2.10	1.02	8.34		6.53	-6.78	-0.94	0.05	8.11

Inst. Emerging Markets Portfolio – Inst. Class	10.96	-4.97	-2.07	1.08		4.32	6.07	-6.90	-0.97	0.07		4.02

Inst. Emerging Markets Portfolio – Inst. Class Z	11.10	-4.89	-1.96	1.21		4.40	6.15	-6.82	-0.85	0.20		4.09

MSCI Emerging Markets Index	11.70	-1.73	0.55	2.07	–	4.88	10.80	-3.67	1.59	1.19	–	4.63

Returns are annualized for periods greater than 1 year. *Inception of the Advisor Class, November 9, 1998. Inception of Institutional Class, October 17, 2005. Inception of Class Z, March 5, 2014. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class. Sales charges and expenses, which differ between the Institutional Class Z and Institutional Class have not been restated. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

just 2% of the index), buoyed by low unemployment and rising household incomes. All markets in the Middle East were negative, reflecting in part the softening oil price during much of the year and the sudden escalation in October of conflict between Israel and Hamas.

China’s largest game developers (including Tencent and NetEase) also climbed as the industry regulator, which over the past year had been quite restrictive, began to approve more new games. Energy was also strong, despite weaker crude oil prices, helped by Brazilian oil giant Petrobras, which affirmed it would consider international market prices when setting domestic diesel prices, which should preserve positive cash flows. Utilities was the worst sector, dragged down by China’s ENN Energy and by Indian companies controlled by billionaire Gautam Adani. Shares of the Adani Group of companies plummeted in late January after a US-based short seller released a damning report containing numerous accusations, such as accounting fraud and share-price manipulation. (The Adani Group denied all charges.)

Performance Attribution

The Portfolio lagged behind the MSCI EM Index this fiscal year primarily due to poor stocks in Consumer Discretionary and IT. Good returns in Industrials and our significant underweight in the poorly performing Materials sector were helpful.

In Consumer Discretionary, returns were dampened by Brazilian retailers Magazine Luiza and Lojas Renner as local consumers continued to be burdened by high interest rates. Meanwhile, Li-Ning, one of China’s leading sportswear brands, experienced a more anemic business recovery than anticipated at the start of the fiscal year. Sales in the basketball category were sluggish, owing to intensifying competition as global brands resumed marketing campaigns in force. A large detractor in IT was Chinese solar equipment manufacturer LONGi, whose shares

Total Return Based on a $5,000 Investment

Advisor Class

Total Return Based on a $500,000 Investment

Institutional Class

Total Return Based on a $10,000,000 Investment

Institutional Class Z

The charts above illustrate the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

33

plummeted due to concern that heavy investments by its competitors will result in overcapacity for the industry.

Strong relative returns in Industrials were helped by AirTAC, a Taiwanese manufacturer of pneumatic equipment, whose shares were buoyed by a positive outlook for net profit growth next year amid improving demand for industrial automation equipment. We also generated a performance boost by selling two Russian holdings: natural gas company Novatek in Energy and internet services business Yandex in Communication Services. We had priced shares of both companies at effectively zero since March 2022 due to our prior inability to transact in the stocks. The sales were a breakthrough in our efforts to realize value from the Portfolio’s Russian holdings. We continue to monitor potential opportunities to realize value for the remaining two Russian holdings.

By region, performance in China and Brazil suffered from the companies mentioned earlier. Our high-quality, durable-growth style faced a particularly strong headwind in China this year. Chinese growth stocks were mostly out of favor, as reflected in the underperformance of the Consumer and Health Care sectors versus the broader Chinese market, while low-quality, state-owned companies in Energy and Financials proved relatively resilient. Our underweight in the Middle East and sale of two Russian holdings were helpful.

Perspective and Outlook

The public releases of ChatGPT and other language-generating models since late 2022 have showcased the transformative potential of AI to a wide audience. These models demonstrate the utility of AI for giving solutions to problems—even complex ones—in plain language through an interface accessible to everyday users. Much of the attention has been focused on US innovators such as NVIDIA, the leading designer of processors that enable deep learning, which simulates the human brain using artificial neural networks. But the development and commercialization of AI is very much a global phenomenon, with many vital parts of the ecosystem based in EM countries. Our Portfolio holds various enablers of AI—the hardware and IT services companies that are crucial for its development—as well as companies across the range of industries that are using AI to enhance their competitive advantages and long-term growth opportunities.

AI’s reliance on a global ecosystem was illustrated by a recent trip to Asia—timed for the annual Computex trade show in Taipei—taken by NVIDIA’s CEO, Jensen Huang, to several of the company’s key hardware suppliers. His agenda included TSMC, which has a more than 80% global share in leading-edge semiconductors, as well as Hon Hai, which assembles many of these chips into modules and servers. Also attending the expo were makers of critical server components such as Delta Electronics, which has a more than 50% market share in the sophisticated power supplies needed for high-end servers, and Aspeed, which enjoys about a 70% share in the baseboard management controllers used for remote management of these servers. Just a few weeks before, while in Silicon Valley, Huang met the chairman of South Korea-based Samsung Electronics, a key producer of memory chips required for computational-and memory-intensive AI applications, and one with a growing chip foundry business of its own.

Of course, the corporate impact of AI extends well beyond the boost in sales for companies making the physical products enabling its use. AI applications—many of which have not yet been imagined, much less developed—extend across all industries. Internet platforms, such as Baidu in China and Naver in South Korea, have been among the first EM enterprises to develop generative AI products tailored towards local languages and preferences, which are

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Advisor HLEMX	Institutional HLMEX / HLEZX	Benchmark

Comm Services	7.5	6.6	9.4

Cons Discretionary	15.9	16.0	13.6

Cons Staples	5.8	6.5	6.2

Energy	2.1	2.1	5.3

Financials	22.9	22.9	22.4

Health Care	3.8	3.9	4.0

Industrials	13.4	13.5	6.4

Info Technology	23.6	23.9	20.6

Materials	0.9	0.9	7.8

Real Estate	1.4	1.4	1.7

Utilities	0.7	0.7	2.6

Cash	2.0	1.6	–

Geography	Advisor HLEMX	Institutional HLMEX / HLEZX	Benchmark

China + Hong Kong	31.8	31.6	29.9

India	12.9	13.1	15.9

South Korea	8.6	8.6	11.8

Taiwan	13.6	13.8	15.0

Rest of Asia	3.7	3.8	5.8

Africa	2.3	2.3	3.2

Europe	1.1	1.2	2.5

Latin America	12.8	12.7	8.7

Middle East	2.4	2.4	7.2

Frontier Markets	2.5	2.6	–

Developed Markets Listed	6.3	6.3	–

Cash	2.0	1.6	–

“Benchmark”: MSCI Emerging Markets Index. “China + Hong Kong”: The Emerging Markets Portfolio’s end weight in China at October 31, 2023 is

28.0% and Hong Kong is 3.6%. The benchmark does not include Hong Kong. “Developed Markets Listed”: Includes emerging markets or frontier markets companies listed in developed markets. “Frontier Markets”: Includes countries with less-developed markets outside the index.

34

poorly served by global giants offering only one-size-fits-all products. AI has also been a source of transformative benefits for some EM companies using it to make difficult, labor-intensive, and time-consuming processes easier. For example, WuXi AppTec began incorporating deep-learning AI into its drug discovery process as early as five years ago. In 2019, researchers at the company co-authored a paper in the journal Nature Biotechnology describing how AI helped the firm and its partners reduce the time needed to discover a lead drug candidate from two years to less than two months. Medical-equipment makers Mindray and Meyer Optoelectronic have also been incorporating AI into their imaging algorithms, providing patients more accurate and lower-cost results, which is especially beneficial in developing countries, some of which experience chronic shortages of trained doctors.

AI can be both a boon and a risk for many industries. For IT services companies specializing in complex projects such as Argentina-based Globant, EPAM (US-listed but with engineers based mainly in central and eastern Europe), and India’s Tata Consultancy Services, AI is creating new opportunities as their corporate customers seek to adopt the technology for their operations. AI also helps the engineers at these companies to code and develop products faster. However, companies offering less-complex types of data analytics or business-process outsourcing—including call centers and manual monitoring—could end up being replaced by AI rather than enhanced by it if they are slow to adapt.

Technology doesn’t develop in a straight line; as AI continues to advance, it will inevitably undergo several cycles of excitement and disappointment. However, in the long term, we see many potential beneficiaries across EMs, where it can play a role in transforming companies and lives. We should say that AI is not central to our investment thesis for the companies we hold, but additive to it. Many of these companies, like Samsung and TSMC, are long-term holdings that we first purchased well before the latest AI advances. As always, we try to invest in companies that possess the management foresight, competitive advantages, and strong balance sheets necessary to position themselves well for new opportunities. We are not surprised then that, as skillfully run businesses, many holdings have built on their pre-existing competitive advantages to quickly innovate and take advantage of AI.

Portfolio Highlights

The structure of the Portfolio always reflects the bottom-up opportunities we have identified within our universe of high-quality, durable-growth companies. Since the start of the fiscal year, a notable change is the reduction in the Portfolio’s relative weight in Financials. We sold both Brazil’s Banco Bradesco and Thailand’s Siam

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	Advisor HLEMX	Institutional HLMEX / HLEZX

TSMC	Info Technology	Taiwan	5.7	5.7

Samsung Electronics	Info Technology	South Korea	5.6	5.7

HDFC Bank	Financials	India	4.8	4.8

Tencent	Comm Services	China	4.3	3.8

Tata Consultancy Services	Info Technology	India	3.3	3.4

Maruti Suzuki	Cons Discretionary	India	2.8	2.8

FEMSA	Cons Staples	Mexico	2.4	2.4

AirTAC	Industrials	Taiwan	2.4	2.1

Tenaris	Energy	Italy	2.2	2.1

Eclat Textile	Cons Discretionary	Taiwan	2.1	2.0

Commercial Bank due to rising wariness over management decisions around risk management and capital allocation, respectively. We also significantly reduced our positions in AIA Group and Bank Central Asia (BCA) due to rising valuation risk. BCA is one of the premier banking franchises across all emerging markets, but we are mindful that its market valuation is well above its long-term average at a time when many other high-quality growth stocks in EMs are trading at heavy discounts to our estimate of fair value. These reductions in Financials exposure were partly offset by our purchase of Kaspi.kz, Kazakhstan’s leading consumer finance and ecommerce platform, which we added to the Portfolio when the stock was trading at a significant discount to our fair value estimate.

One market where valuations have become notably attractive is China, as shares have been pummeled in response to the weakened economy. We believe there are still strong Chinese companies benefiting from specific competitive advantages that can deliver durable growth despite their home country’s challenging macroeconomic environment. We find that stocks of Chinese companies exhibiting above-average quality and growth are trading at the largest discount to those in developed markets (represented by the MSCI World Index) in at least a decade.

The Portfolio’s new holdings this year include Mindray, China’s leading medical device business with a comprehensive range of products spanning patient-monitoring systems, in-vitro diagnostics equipment, and imaging machines. Focused on developing innovative products that are affordable for patients, Mindray has gradually increased its market share globally; its equipment is used at nearly all of the top-tier hospitals in China as well as each of the top 20 medical institutions in the US. We forecast that Mindray can maintain healthy sales growth in the mid-teens through the rest of the decade, with support from the Chinese government’s large investments in medical infrastructure as well as the company’s efforts to increase share in developed markets.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

35

Emerging Markets ex China Portfolio

Institutional Investors: HLXCX

Portfolio Management Team

Pradipta Chakrabortty EM Co-Lead Portfolio Manager Scott Crawshaw EM Co-Lead Portfolio Manager Richard Schmidt, CFA EM ex China Portfolio Manager Lee Gao, CFA Portfolio Manager

Performance Summary

The Emerging Markets ex China Portfolio Institutional Class rose 2.30% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI Emerging Markets ex China Index, rose 7.03% (net of source taxes).

Market Review

Emerging markets (EMs) outside of China posted a solid positive return in the trailing 12 months after a volatile year marked by significant shifts in investor sentiment about the prospects of the global economy. Inflationary pressures subsided during much of the fiscal year, elevating the credibility of EM central banks that acted early and decisively to begin increasing interest rates in 2021.

Early signs of easing inflation in the US and China’s decision to loosen its strict “zero-COVID” policy spurred a rally in EMs during the first three months of the period. Chinese shares were boosted by hopes that the end of zero-COVID would enliven China’s economic activity and improve business prospects. Uncertainty returned to EMs in February 2023, however, when persistent signs of inflation in the US meant the Federal Reserve would stay on guard and a Chinese spy balloon spotted crossing the US (and eventually shot down off the Carolina coast) deflated hopes for a relaxation in US-China tensions.

The strongest-performing region by far in the fiscal year was emerging Europe (comprising just 3% of the index),

Fund Facts at October 31, 2023

Total Net Assets	$3.3M

Sales Charge	None

Number of Holdings	53

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLXCX

CUSIP	29104D105

Inception Date	09/14/2022

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	1.05%[3]

Gross Expense Ratio[2]	5.90%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2025. Harding Loevner’s contractual agreement caps the net expense ratio at 1.05%. The Net Expense Ratio is applicable to investors.

buoyed by low unemployment and rising household incomes. Asia also outperformed thanks to strong returns in Taiwan and its large exposure to the semiconductor industry. Taiwanese chip-manufacturing giant TSMC signaled that the recent inventory drawdown cycle was nearing an end and demand should pick up next year from smartphone makers, high-performance-computing customers, and developers of artificial intelligence (AI) applications. Shares of computing-equipment manufacturers in Taiwan with a large exposure to AI server production also soared.

All markets in the Middle East were negative, reflecting in part the softening oil price during much of the year and the sudden escalation in October of conflict between Israel and Hamas.

Sector returns were led by Information Technology (IT), which was boosted by global enthusiasm for equipment and services related to AI. Energy was also strong, despite weaker crude oil prices, helped by Brazilian oil giant Petrobras. The company affirmed it would consider international market prices when setting domestic diesel prices, which should preserve positive cash flows. Utilities was the worst sector, dragged down by Indian companies controlled by billionaire Gautam Adani. Shares of the Adani Group of companies plummeted in late January after a US-based short seller released a damning report containing numerous accusations, such as accounting fraud and share-price manipulation. (The Adani Group denied all charges.)

36

Performance (% Total Return)

	For periods ended September 30, 2023			For periods ended October 31, 2023

	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

Emerging Markets ex China Portfolio – Inst. Class	4.60	14.31	4.95	-0.60	2.30	-0.05

MSCI Emerging Markets ex China Index	6.20	14.67	4.88	2.24	7.03	1.05

*Inception date: September 14, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Performance and Attribution

The Portfolio lagged behind the MSCI Emerging Markets ex China Index this fiscal year primarily due to poor stocks in Consumer Discretionary and IT. Good returns in Financials and our significant underweight in the poorly performing Materials sector were helpful.

In Consumer Discretionary, returns were dampened by Brazilian retailers Magazine Luiza and Lojas Renner as local consumers continued to be burdened by high interest rates. A large detractor in IT was digital engineering services provider EPAM, which reduced its near-term earnings forecast due to a slowdown in customer demand amid global economic uncertainty.

Top positive contributors in Financials included Bank of Georgia, which benefited from an influx of spending by businesses and individuals fleeing nearby Russia because of the war in Ukraine. Our holding Network International—the leading payment processor in the Middle East and Africa—received two buyout offers from competing private-equity firms, ultimately accepting the higher bid. That offer valued Network significantly above where its shares closed prior to the date the offer was made public and above our estimate of fair value; hence, we chose to sell the position.

By region, performance in Latin America suffered from the Brazilian companies mentioned earlier. We outpaced the index in the Middle East thanks to Dubai based Emaar Properties, which saw growth in tourism and strong domestic spending that boosted its hospitality, leisure, and entertainment division and mitigated an overall sales decline including slowing sales for commercial units and plots of land. Our underweight in the Middle East was also helpful.

Perspective and Outlook

The public releases of ChatGPT and other language-generating models since late 2022 have showcased the transformative potential of AI to a wide audience. These

Total Return Based on a $100,000 Investment

Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

models demonstrate the utility of AI for giving solutions to problems—even complex ones—in plain language through an interface accessible to everyday users. Much of the attention has been focused on US innovators such as NVIDIA, the leading designer of processors that enable deep learning, which simulates the human brain using artificial neural networks. But the development and commercialization of AI is very much a global phenomenon, with many vital parts of the ecosystem based in EM countries. Our Portfolio holds various enablers of AI—the hardware and IT services companies that are crucial for its development—as well as companies across the range of industries that are using AI to enhance their competitive advantages and long-term growth opportunities.

AI’s reliance on a global ecosystem was illustrated by a recent trip to Asia—timed for the annual Computex trade show in Taipei—taken by NVIDIA’s CEO, Jensen Huang, to several of the company’s key hardware suppliers. His agenda included TSMC, which has a more than 80% global share in leading-edge semiconductors, as well as Hon Hai, which assembles many of these chips into modules and servers. Also attending the expo was Aspeed, which enjoys about a 70% share in the baseboard management controllers used for remote management of these servers.

37

Just a few weeks before, while in Silicon Valley, Huang met the chairman of South Korea-based Samsung Electronics, a key producer of memory chips required for computational-and memory-intensive AI applications, and one with a growing chip foundry business of its own.

Of course, the corporate impact of AI extends well beyond the boost in sales for companies making the physical products enabling its use. AI applications—many of which have not yet been imagined, much less developed—extend across all industries. Internet platforms, such as Naver in South Korea, have been among the first EM enterprises to develop generative AI products tailored towards local languages and preferences, which are poorly served by global giants offering only one-size-fits-all products. AI has also been a source of transformative benefits for some EM companies using it to make difficult, labor-intensive, and time-consuming processes easier. For example, engineers at IT services companies specializing in complex projects such as Argentina-based Globant, EPAM (US-listed but with engineers based mainly in central and eastern Europe), and India’s Tata Consultancy Services, use AI to help code and develop products faster. AI is also creating new opportunities as their corporate customers seek to adopt the technology for their operations. But AI can also be a risk for many industries. For instance, IT services companies offering less-complex types of data analytics or business-process outsourcing—including call centers and manual monitoring—could end up being replaced by AI rather than enhanced by it if they are slow to adapt.

While AI may free up humans for higher-value tasks, policymakers and other stakeholders will have to think about how to manage its risks. Indeed, governments in EM countries are already beginning to set guardrails, in certain cases ahead of their counterparts in Developed Markets countries. In China, home to the most large-language models for generative AI after the US, policymakers published a code of ethics two years ago, followed by draft measures earlier this year, to define rights for users and intellectual property while policing content.

Technology doesn’t develop in a straight line; as AI continues to advance, it will inevitably undergo several cycles of excitement and disappointment. However, in the long term, we see many potential beneficiaries across EMs, where it can play a role in transforming companies and lives. We should say that AI is not central to our investment thesis for the companies we hold, but additive to it. Many of these companies, like Samsung and TSMC, are long-term holdings that we first purchased well before the latest AI advances. As always, we try to invest in companies that possess the management foresight, competitive advantages, and strong balance sheets necessary to position themselves well for new opportunities. We are not surprised then that, as skillfully run businesses, many holdings have built on their pre-existing competitive advantages to quickly innovate and take advantage of AI.

Portfolio Highlights

The structure of the Portfolio always reflects the bottom-up opportunities we have identified within our universe of high-quality, durable-growth companies. During the year we made some changes in our Financials holdings, selling Thailand’s Siam Commercial Bank due to rising wariness over management decisions around risk management and capital allocation and trimming Bank of Georgia following the strong performance of its shares. We also purchased Kaspi.kz, Kazakhstan’s leading consumer finance and ecommerce platform, and Credicorp, which operates Peru’s premier bank, Banco de Crédito del Peru, microfinance service Mibanco, and insurance and wealth management divisions. Credicorp has an impressive history of profitable growth over the past three decades, successfully navigating multiple episodes of economic and political instability,

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	4.7	5.0

Cons Discretionary	10.3	6.5

Cons Staples	10.6	6.5

Energy	1.7	6.2

Financials	22.4	25.3

Health Care	2.7	3.0

Industrials	11.5	6.9

Info Technology	22.1	26.9

Materials	1.7	9.7

Real Estate	3.3	1.2

Utilities	0.0	2.8

Cash	9.0	–

Geography	Portfolio	Benchmark

India	14.9	22.6

South Korea	9.5	16.8

Taiwan	15.6	21.5

Rest of Asia	7.8	8.3

Africa	4.6	4.6

Europe	3.2	3.5

Latin America	16.8	12.4

Middle East	5.3	10.3

Frontier Markets	3.9	–

Developed Markets Listed	9.4	–

Cash	9.0	–

“Benchmark”: MSCI Emerging Markets ex China Index. “Developed Markets Listed”: Includes emerging markets or frontier markets companies listed in developed markets. “Frontier Markets”: Includes countries with less-developed markets outside the index.

38

thanks to a prudent lending approach and meticulous balance sheet management. Peru presents substantial long-term growth opportunities, with domestic loans constituting only 44% of GDP, which is on the lower end of peer Latin American economies. This gap offers room for growth in both corporate and microlending. In a country of 34 million people, where 89% of Peruvians use cash as their primary payment method for transactions, Credicorp’s payments network Yape has experienced rapid expansion since its inception and now stands as the country’s largest payments application, reaching over 12 million users.

In IT, we added a new holding in Taiwan’s Delta Electronics, the world’s largest manufacturer of power supplies, which convert electricity to its necessary form for powering different types of computers and industrial systems. The company enjoys a higher than 50% global market share for its key products used in servers in data centers, which require higher voltage, and in sophisticated power supplies needed for high-end servers used by AI developers. With the growing demand for electric vehicles (EVs), Delta is applying similar technology to power components used in cars and charging stations. Safety, reliability, and efficiency

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Samsung Electronics	Info Technology	South Korea	5.0

TSMC	Info Technology	Taiwan	5.0

HDFC Bank	Financials	India	4.6

Tata Consultancy Services	Info Technology	India	3.9

AirTAC	Industrials	Taiwan	3.5

Emaar Properties	Real Estate	UAE	3.3

FEMSA	Cons Staples	Mexico	2.9

Maruti Suzuki	Cons Discretionary	India	2.9

Walmart de México	Cons Staples	Mexico	2.5

Globant	Info Technology	US	2.5

are critically important for such high-voltage scenarios, and Delta’s expertise and reputation for quality products provide a competitive advantage. Delta’s devices also help EVs get better mileage from each charge, a key goal of EV manufacturers, by reducing the power lost during the conversion process. Fourteen of the world’s top 20 EV producers use Delta’s power products.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

39

Chinese Equity Portfolio

Institutional Investors: HLMCX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Wenting Shen, CFA

Co-Lead Portfolio Manager

Jingyi Li

Portfolio Manager

Performance Summary

The Chinese Equity Portfolio Institutional Class rose 4.18% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI China All Shares Index, rose 11.63% (net of source taxes).

Market Review

Markets in China rallied at the start of the fiscal year, rising over 40% through the end of January 2023, in response to the Chinese government’s decisions to reverse two policies that had been dragging down economic growth and consumer confidence—real estate tightening and COVID-19 controls. Pressured by growing protests around COVID-19 lockdowns, the central government abruptly accelerated the pace of reopening, abolishing the nationwide system of travel restrictions, centralized quarantine requirements, compulsory mass testing, and lockdowns. Authorities also rescinded border restrictions, easing quarantine requirements for travelers entering China as well as restrictions on non-essential travel outside of China. As the speed and extent of the reopening became clear, consumer-driven companies outperformed, especially those depending on travel and in-person activities.

However, enthusiasm for the post-COVID reopening began to moderate in February, and markets edged downward. While Chinese citizens were happy to socialize in person once again, overall domestic consumer confidence was dampened by uncertainties such as a youth unemployment rate rivalling that of the early part of the pandemic in 2020.

Fund Facts at October 31, 2023

Total Net Assets	$2.7M

Sales Charge	None

Number of Holdings	52

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLMCX

CUSIP	412295685

Inception Date	12/16/2020

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	4.01%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

And while domestic travel rebounded strongly, the growth in cross-border travel was slower due to fewer available flights, as well as visa limitations and COVID-19 testing requirements maintained by other countries.

As 2023 continued, weak macroeconomic data continued to signal that China’s long-anticipated economic rebound had faltered. The official manufacturing purchasing managers’ index (PMI), a measure of a country’s overall manufacturing health, repeatedly dipped below 50 in 2023, suggesting that Chinese manufacturing activity has contracted. Domestic consumer activity and sentiment also remained lackluster. At the same time, misfortunes in the property market continued. Property giant Evergrande, already in financial distress, failed to reach terms with its creditors on a debt restructuring plan.

To alleviate the real estate turmoil and calm consumer fears, Chinese policymakers implemented mortgage rate cuts, down payment reductions, and a relaxation of restrictions on property transactions in key cities, such as Guangzhou. Policymakers also signaled their willingness to boost broader economic growth. In July 2023, the State Council reiterated support for the private economy, suggesting that the previous tough stance on private firms such as internet companies had been reversed. The government is also considering loosening restrictions on foreign ownership in domestic publicly traded companies from the current cap of 30%, which should serve as a positive signal for foreign investors.

40

Performance (% Total Return)

	For periods ended September 30, 2023			For periods ended October 31, 2023

	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

Chinese Equity Portfolio – Inst. Class	-15.66	-3.52	-19.41	-19.22	4.18	-20.10

MSCI China All Shares Index	-8.02	0.36	-15.19	-11.52	11.63	-15.92

Returns are annualized for periods greater than 1 year. *Inception date: December 16, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

By the end of the fiscal year, there were signs that China’s economic cycle was bottoming out. August 2023 saw a 4.6% uptick in retail sales, a positive shift after three consecutive monthly declines. Additionally, the PMI rose to 50.2 in September, the first upswing in manufacturing activity since March and a sign of economic expansion.

Communication Services was by far the strongest-performing sector, as investors grew optimistic over the government’s apparent reversal of its prior tough stance on internet companies. Social media and gaming giant Tencent rallied on the prospects of this more stable regulatory environment. Energy, propelled by a 27% surge in Brent crude oil prices from July 2023 to September 2023, was another sector that saw returns well above the index. Industrials stocks were negative due to sluggish nationwide manufacturing figures reported throughout the fiscal year. Information Technology (IT) was another weak sector, hurt by the weak demand faced by semiconductor and IT services companies.

By style, cheaper companies significantly outperformed the most expensive.

Performance Attribution

The Portfolio underperformed the MSCI China All Shares Index for the fiscal year. The cheapest stocks outperformed the most-expensive stocks, a headwind that hurt relative returns due to the Portfolio’s overweight in more expensive companies.

Stock selection in Information Technology and Consumer Discretionary was poor. In IT, shares of LONGi, a solar panel manufacturer, plummeted due to concerns that heavy investments by its competitors will result in overcapacity for the industry. Another large IT detractor was Yonyou, which suffered from a broad sell-off in IT services companies.

In Consumer Discretionary, China Tourism Group Duty Free (CTGDF), a manager of duty-free malls in Hainan province as well as concessions in major domestic airports, has
Total Return Based on a $100,000 Investment

Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

experienced an anemic recovery in sales as tourist spending per capita in Hainan remains lower on poor consumer sentiment. Outbound international travel has picked up, but it is still below pre-pandemic levels, adding pressure on CTGDF to reduce lingering excess inventory. Meanwhile, shares of footwear and apparel retailer Li-Ning lagged on margin weakness stemming from broad online discounts used by the company to destock inventory buildup in the channel, as well as intensifying competition in the basketball segment from Nike and other global brands.

Our underweight to the booming Communication Services sector and our overweight to the lagging Industrials sector were other large detractors. The negative impact of these relative weightings were mitigated by good stock selection in each sector. In Communication Services, online game developer NetEase benefited as the industry regulator, which over the previous year had been quite restrictive, changed course and began approving more new games, including titles that were first developed overseas. In Industrials, automation company AirTAC benefited from the post-COVID recovery in consumer demand. The Portfolio’s underweight in the poorly performing Materials sector also contributed.

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Perspective and Outlook

One of the recent bright spots for China’s economy has been the domestic travel industry, which strongly rebounded during the fiscal year after COVID-19 lockdowns were lifted. By August 2023 hotel occupancy and domestic air travel were both above their pre-pandemic peaks.

The pandemic led to a large increase in the market share for online travel agencies (OTAs), platforms that allow users to make their own travel arrangements (such as Expedia or Booking.com in the US). Prior to the pandemic, most Chinese consumers preferred to use a travel agent to book their trips, but as in-person services became more difficult to use and as travelers preferred to go on individual trips rather than joining tour groups, they migrated to using OTAs. The percentage of travel bookings in China done online jumped from 39% in 2019, before the pandemic, to 61% in early of 2023.

But while domestic travel has normalized, international travel has continued to operate at 50% of pre-COVID levels. In 2019, China was the world’s largest outbound market: mainland Chinese tourists took 155 million international trips, spending US$255 billion while on those trips. Though outbound flights are still down overall, some destinations have fared better than others. Asian destinations such as Singapore, Macau, Hong Kong, and Malaysia have recovered more strongly due to their proximity to the mainland and travelers’ familiarity with these destinations. Meanwhile, the number of weekly flights from China to the US is less than a tenth of the pre-pandemic number.

We think there are signals that international travel will continue to rebound. Earlier this year, the Politburo highlighted the need to increase the number of international flights as well as ease visa restrictions to certain areas such as Europe. Additionally, the government has gradually allowed the resumption of outbound group tours—which constitute 30% of total outbound travel spending—to countries that are popular holiday destinations for Chinese tourists, such as Japan, South Korea, the UK, Australia, and the US. We also think that there’s potential for further growth in both domestic and international travel as China’s per capita GDP continues to rise and consumers can spend more on travel.

The rebound in domestic travel has been a boon to three companies held in the Portfolio—Trip.com Group, TravelSky, and Shanghai International Airport (SIA). And all three should extend their industry-leading positions as international travel rebounds, overall travel spending grows, and consumers increasingly use online platforms to book and manage their own itineraries.

Trip.com is China’s leading online travel agency with 59% overall market share. The company has the longest history of OTA operation and the most comprehensive service offerings to customers, including features like more effective management of potential itinerary changes and customer service centers that are open 24 hours, 7 days a week. The company’s vast scale is its primary competitive advantage: its relationships with 50,000 hotels, airlines, and attractions worldwide enable the company to better respond quickly to changes in consumer preferences. Due to this scale, Trip.com is better set-up than rivals for making cross-border bookings and should benefit from rebounding international travel; the company’s international take rates are higher than those for domestic travel.

TravelSky also benefits from higher international average selling prices. The company provides IT systems and is the sole electronic ticket distributor for most Chinese airlines (more than 30) which means TravelSky effectively acts as a toll taker in China’s air travel industry. For most flight tickets booked in China, TravelSky charges a fixed booking fee of around US$1 per domestic ticket, and around US$4 per international ticket. Since most airlines and distributors in China already use the company’s IT system, there is little room for new entrants or global competitors. Because of its unique position, the company’s revenue and profits are largely recurring and its operating leverage to an improvement in air travel bookings (either cyclical or structural) in China is high.

We re-established a position in SIA, a company that had we sold in 2021 due to a weak outlook for passenger volume

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	10.4	12.5

Cons Discretionary	26.0	20.7

Cons Staples	8.5	9.2

Energy	0.0	3.1

Financials	6.7	17.0

Health Care	8.1	7.1

Industrials	21.2	9.0

Info Technology	12.0	9.6

Materials	3.0	6.6

Real Estate	0.0	2.3

Utilities	1.4	2.9

Cash	2.7	–

Geography	Portfolio	Benchmark

Mainland China + Hong Kong	92.1	100.0

Other Emerging Markets	5.2	–

Cash	2.7	–

”Benchmark”: MSCI China All Shares Index.

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recovery. Like Trip.com and TravelSky, SIA should benefit from more outbound travel and higher booking volumes. SIA is the owner and operator of both Pudong International Airport and Hongqiao International Airport in Shanghai; these locations see some of the highest numbers of international travelers among China’s airports. One of the company’s main revenue streams is through its leasing to airport retailers. Earlier this year, SIA made an investment in a subsidiary of China Tourism Group Duty Free, aligning its interests with the growth of the duty-free market and thus better positioning itself to benefit from increased international travel.

Portfolio Highlights

We anticipate growth in other consumer activities besides travel that should benefit from the lifting of mobility restrictions, such as beer consumption in restaurants and bars. We added to our position in Budweiser APAC (Bud APAC), the market leader in premium and super-premium beer in China with close to 29% market share by volume. Beer consumption in China’s nightlife channels has recovered well since reopening, resulting in 20% revenue growth for the company in the first half of 2023. Bud APAC expects to expand its distribution network from 200 cities to 220 cities in China this year.

We also made some changes to the Portfolio’s holdings in Health Care, which on a net basis reduced our exposure to the sector. We exited two pharmaceuticals holdings, CSPC Pharmaceutical Group and Jiangsu Hengrui Medicine. We are concerned about their medium-term growth prospects after the government initiated an anti-corruption campaign in the sector. Worried over the regulatory scrutiny that promotional events might draw, academic campaigns (which drug companies attend) were being canceled, which will likely dampen sales of new and innovative drugs going forward. On top of this, there has been a negative shift in the industry structure, with increased centralization in the procurement of generic drugs, resulting in lower prices. CSPC is also facing patent expiration at the end of this year for NBP capsules, a key drug used for treating acute ischemic stroke, which accounts for nearly 30% of total company revenues.

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Tencent	Comm Services	Mainland China	5.9

Alibaba	Cons Discretionary	Mainland China	3.8

Trip.com Group	Cons Discretionary	Mainland China	3.6

AIA Group	Financials	Hong Kong	3.4

TravelSky	Cons Discretionary	Mainland China	3.3

NetEase	Comm Services	Mainland China	3.3

Friendess	Info Technology	Mainland China	3.0

Yili	Cons Staples	Mainland China	2.9

AirTAC	Industrials	Taiwan	2.8

Sanhua Intelligent Controls	Industrials	Mainland China	2.7

We bought a new position in Mindray, a medical devices company whose cash flow return on investment (CFROI) over the past five years has averaged more than 20%. The medical devices industry has high barriers to entry, given that firms must possess core technologies and deep expertise; be able to pass a long list of certifications and regulatory approvals; and maintain widespread sales, distribution, and service networks to support their products.

Mindray is the largest medical devices company by sales in China, operating in three key segments: patient monitoring and life support, medical imaging solutions, and in-vitro diagnostics. Mindray’s competitive advantage lies in its vast domestic sales and service network, as well as its large research and development team comprising high-quality yet low-cost domestic engineering talent. Its products are priced lower than those offered by multinational firms but are comparable in quality and functionality, which helps hospitals upgrade their diagnostic capabilities within limited budgets. We expect growth to remain strong over the next two to three years as China focuses on building more and better hospitals. We also expect the number of intensive care units as a percentage of hospital beds to rise significantly. Each new bed must be equipped with patient monitoring systems and other life support devices, areas where Mindray is the leading domestic manufacturer. The company should also benefit from localization and import substitution thanks to supportive regulation, especially regarding high-end medical devices in the top hospitals where international brands still dominate.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Emerging Markets Research Portfolio

Institutional Investors: HLREX

Portfolio Management Team

Edmund Bellord
Portfolio Manager

Moon Surana, CFA
Portfolio Manager

Performance Summary

The Emerging Markets Research Portfolio Institutional Class rose 2.68% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI Emerging + Frontier Markets Index, rose 10.71% (net of source taxes).

Market Review

Emerging markets (EMs) posted a solid positive return in the trailing 12 months after a volatile year marked by significant shifts in investor sentiment about the prospects of the global economy and China in particular. Inflationary pressures subsided during much of the fiscal year, elevating the credibility of EM central banks that acted early and decisively to begin increasing interest rates in 2021.

Early signs of easing inflation in the US and China’s decision to loosen its strict “zero-COVID” policy spurred a rally in EMs during the first three months of the period. Chinese shares were boosted by hopes that the end of zero-COVID would enliven China’s economic activity and improve business prospects. Uncertainty returned to EMs in February 2023, however, when persistent signs of inflation in the US meant the Federal Reserve would stay on guard and a Chinese spy balloon spotted crossing the US (and eventually shot down off the Carolina coast) deflated hopes for a relaxation in US-China tensions.

As the year progressed, the market euphoria surrounding China’s economic reopening and an anticipated

Fund Facts at October 31, 2023

Total Net Assets	$6.0M

Sales Charge	None

Number of Holdings	123

Turnover (5 Yr. Avg.)	49%

Dividend Policy	Annual

Institutional Investors

Ticker	HLREX

CUSIP	412295776

Inception Date	12/19/2016

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	2.36%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

reinvigoration in consumer confidence also proved misguided. The country’s industrial activity weakened, and imports contracted amid subdued investment and domestic demand. Consumer sentiment continued to be hampered by broad economic uncertainty and a property sector that achieved a fragile stabilization at best.

The sharp rise in Chinese shares early in the period and strong returns in Taiwan helped Asia to outperform the broad index in the fiscal year. Taiwanese chip-manufacturing giant TSMC signaled that the recent inventory drawdown cycle was nearing an end and demand should pick up next year from smartphone makers, high-performance-computing customers, and developers of artificial intelligence (AI) applications. Shares of computing-equipment manufacturers in Taiwan with a large exposure to AI server production also soared.

The year’s strongest-performing region by far was emerging Europe (comprising just 2% of the index), buoyed by low unemployment and rising household incomes. All markets in the Middle East were negative, reflecting in part the softening oil price during much of the year and the sudden escalation in October of conflict between Israel and Hamas.

Sector returns were led by Information Technology (IT) and Communication Services, both boosted by global enthusiasm for equipment and services related to AI. In Communication Services, shares of China’s largest game developers (including Tencent and NetEase) also climbed

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Performance (% Total Return)

	For periods ended September 30, 2023				For periods ended October 31, 2023

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Emerging Markets Research Portfolio – Inst. Class	7.99	-2.98	-0.36	3.20	2.68	-5.07	0.12	2.37

MSCI Emerging + Frontier Markets Index	11.62	-1.70	0.56	4.19	10.71	-3.65	1.57	3.53

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

as the industry regulator, which over the past year had been quite restrictive, began to approve more new games, including titles that were first developed overseas. Energy was also strong, despite weaker crude oil prices, helped by Brazilian oil giant Petrobras, which announced a large dividend to shareholders and affirmed that international market prices would continue to be a consideration when setting domestic diesel prices, which should preserve positive cash flows.

Utilities was the worst sector, dragged down China’s ENN Energy and by Indian companies controlled by billionaire Gautam Adani. Shares of the Adani Group of companies plummeted in late January after a US-based short seller released a damning report containing numerous accusations, such as accounting fraud and share-price manipulation. (The Adani Group denied all charges.)

Performance Attribution

The Portfolio underperformed the MSCI Emerging + Frontier Markets Index primarily due to poor stocks in IT, Consumer Discretionary, and Communication Services. Our underweights to the surging IT and Communication Services sector also detracted. Good stocks in Energy and Consumer Staples and our underweights to the lagging Materials and Utilities sectors boosted relative returns.

Returns in Consumer Discretionary were dampened by Brazilian retailer Magazine Luiza as local consumers remained burdened by high interest rates. In Communication Services, shares of South Korean video game developer NCSoft tumbled due to poor earnings reports and delayed new game releases. Management has indicated that the Throne and Liberty game will be launched globally through Amazon’s Game platform, which is likely to drive a strong turnaround of NCsoft’s sales and profits. Meanwhile Cheil Worldwide, South Korea’s largest advertising company, said growth decelerated towards the end of 2022 and will continue slowing this year. Operating margins, which had expanded for most of 2022, also contracted due to higher expenses from outsourced work and consulting.

Total Return Based on a $100,000 Investment

Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

By geography, we underperformed in China primarily due to our underweight in Tencent and other Communication Services stocks. Stock selection in South Korea (Cheil Worldwide) was also negative. The Portfolio’s weak Brazilian holdings further weighed on relative returns. Stock selection was strong in Vietnam and Mexico. Vietnamese steelmaker Hoa Phat Group benefited from improving gross margins amid reduced prices of coking coal as well as expectations of a pickup in sales volumes as the country’s infrastructure spending increases. The Portfolio’s underweights to India and the Middle East were also helpful.

Perspective and Outlook

The public releases of ChatGPT and other language-generating models since late 2022 have showcased the transformative potential of AI to a wide audience. These models demonstrate the utility of AI for giving solutions to problems—even complex ones—in plain language through an interface accessible to everyday users. Much of the attention has been focused on US innovators such as NVIDIA, the leading designer of processors that enable deep learning, which simulates the human brain using artificial neural networks. But the development and

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commercialization of AI is very much a global phenomenon, with many vital parts of the ecosystem based in EM countries. Our Portfolio holds various enablers of AI—the hardware and IT services companies that are crucial for its development—as well as companies across the range of industries that are using AI to enhance their competitive advantages and long-term growth opportunities.

AI’s reliance on a global ecosystem was illustrated by a recent trip to Asia—timed for the annual Computex trade show in Taipei—taken by NVIDIA’s CEO, Jensen Huang, to several of the company’s key hardware suppliers. His agenda included TSMC, which has a more than 80% global share in leading-edge semiconductors, as well as Hon Hai, which assembles many of these chips into modules and servers. Also attending the expo were makers of critical server components such as Delta Electronics, which has a more than 50% market share in the sophisticated power supplies needed for high-end servers, and Aspeed, which enjoys about a 70% share in the baseboard management controllers used for remote management of these servers. Just a few weeks before, while in Silicon Valley, Huang met the chairman of South Korea-based Samsung Electronics, a key producer of memory chips required for computational-and memory-intensive AI applications, and one with a growing chip foundry business of its own.

Of course, the corporate impact of AI extends well beyond the boost in sales for companies making the physical products enabling its use. AI applications—many of which have not yet been imagined, much less developed—extend across all industries. Internet platforms, such as Baidu in China and Naver in South Korea, have been among the first EM enterprises to develop generative AI products tailored towards local languages and preferences, which are poorly served by global giants offering only one-size-fits-all products. AI has also been a source of transformative benefits for some EM companies using it to make difficult, labor-intensive, and time-consuming processes easier. For example, WuXi AppTec began incorporating deep-learning AI into its drug discovery process as early as five years ago. In 2019, researchers at the company co-authored a paper in the journal Nature Biotechnology describing how AI helped the firm and its partners reduce the time needed to discover a lead drug candidate from two years to less than two months. Medical-equipment makers Mindray and Meyer Optoelectronic have also been incorporating AI into their imaging algorithms, providing patients more accurate and lower-cost results, which is especially beneficial in developing countries, some of which experience chronic shortages of trained doctors.

AI can be both a boon and a risk for many industries. For IT services companies specializing in complex projects such as India’s Tata Consultancy Services, AI is creating new opportunities as their corporate customers seek to adopt the technology for their operations. AI also helps the engineers at the company to code and develop products faster. However, companies offering less-complex types of data analytics or business-process outsourcing—including call centers and manual monitoring—could end up being replaced by AI rather than enhanced by it if they are slow to adapt.

While AI may free up humans for higher-value tasks, policymakers and other stakeholders will have to think about how to manage its risks. Indeed, governments in EM countries are already beginning to set guardrails, in certain cases ahead of their counterparts in developed markets countries. In China, home to the most large-language models for generative AI after the US, policymakers published a code of ethics two years ago, followed by draft measures earlier this year, to define rights for users and intellectual property while policing content.

Chinese companies with AI initiatives are also particularly exposed to the impact of the ongoing US-China rivalry. Last year, the US imposed export controls on the most-advanced processors for AI computing and the

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	9.4	9.3

Cons Discretionary	11.2	13.4

Cons Staples	14.7	6.3

Energy	0.9	5.3

Financials	25.1	22.7

Health Care	4.9	4.0

Industrials	11.0	6.4

Info Technology	14.8	20.3

Materials	3.1	7.8

Real Estate	3.3	1.8

Utilities	0.5	2.7

Cash	1.1	–

Geography	Portfolio	Benchmark

China + Hong Kong	28.2	29.4

India	3.8	15.6

South Korea	8.6	11.6

Taiwan	10.5	14.8

Rest of Asia	10.3	5.7

Africa	2.9	3.1

Europe	2.0	2.5

Latin America	18.1	8.6

Middle East	6.8	7.1

Frontier Markets	7.7	1.6

Cash	1.1	–

“Benchmark”: MSCI Emerging + Frontier Markets Index. “China + Hong Kong”: The Emerging Markets Research Portfolio’s end weight in China at October 31, 2023 is 28.2% and Hong Kong is 0.0%. The benchmark does not include Hong Kong. “Frontier Markets”: Includes countries with less-developed markets outside the index.

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leading-edge semiconductor equipment needed to make them; this year, the US also began regulating private investments into the firms producing them. While Chinese firms are developing domestic alternatives to these chips and equipment, they are several years behind.

Technology doesn’t develop in a straight line; as AI continues to advance, it will inevitably undergo several cycles of excitement and disappointment. However, in the long term, we see many potential beneficiaries across EMs, where it can play a role in transforming companies and lives. We should say that AI is not central to our investment thesis for the companies we hold, but additive to it. Many of these companies, like Samsung and TSMC, are long-term holdings that we first purchased well before the latest AI advances. As always, we try to invest in companies that possess the management foresight, competitive advantages, and strong balance sheets necessary to position themselves well for new opportunities. We are not surprised then that, as skillfully run businesses, many holdings have built on their pre-existing competitive advantages to quickly innovate and take advantage of AI.

Portfolio Highlights

The Emerging Equity Research Portfolio’s holdings are determined directly by our analysts’ buy recommendations. At the end of the period, our Portfolio consisted of 123 holdings. Sector-wise, we observed a notable decrease in Financials, primarily due to portfolio adjustments, while our exposure to Communication Services significantly increased. Regionally, we scaled back our exposure to India, influenced mainly by portfolio actions, and saw a decline in Latin America exposure largely due to performance. Conversely, our investments in China, Hong Kong and South Korea saw the biggest increases.

Within the Financials sector, we exited several holdings, including ICICI Bank and Kotak Mahindra Bank, prompted by valuation concerns. Additionally, we divested from Moneta Money Bank and National Commercial Bank as we found that they no longer meet our investment criteria. National Commercial Bank’s downgrade was influenced by its poor capital allocation decisions, notably its investment in Credit Suisse, which resulted in a significant loss. Moneta Money Bank’s competitive advantage came under scrutiny as it appears to be losing its digital edge against its larger rivals but lacks sufficient scale to compete with them head on.

In Communication Services we purchased Telkom Indonesia, Indonesia’s leading mobile and fixed line network operator. Telkom Indonesia’s competitive edge lies in its scale and network quality, with additional growth potential in digital services and fixed mobile convergence. Other notable purchases included China Tower, Kakao, and Tencent. Kakao is South Korea’s largest social media platform

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

FEMSA	Cons Staples	Mexico	2.3

Emaar Properties	Real Estate	UAE	2.2

GF Banorte	Financials	Mexico	2.1

Tencent	Comm Services	China	2.0

AmorePacific	Cons Staples	South Korea	2.0

Walmart de México	Cons Staples	Mexico	2.0

Al Rajhi Bank	Financials	Saudi Arabia	2.0

TSMC	Info Technology	Taiwan	1.9

Bank Rakyat	Financials	Indonesia	1.9

Samsung Electronics	Info Technology	South Korea	1.9

(Kakao Talk), with a user base covering 80% of the country’s population. Kakao’s portfolio extends beyond social media to include dominant positions in payments (KakaoPay), ride sharing (Kakao Mobility), gaming (Kakao Games) and media (Kakao Entertainment). These platforms are monetized through advertising and merchant fees, positioning Kakao as a central player in South Korea’s digital economy.

Besides the Indian banks, we also sold Hero Motorcorp. The analyst downgrade was due to its diminished growth prospects and weakening competitive advantage, particularly in the premium motorcycle segment. With the rising demand for higher-end products and electric two-wheelers in India, Hero Motocorp’s current positioning and past execution challenges raise doubts about its ability to adapt to changing consumer preferences. We also sold Marico due to concerns around high valuation.

In China our acquisitions included Mindray, a leader in medical devices and solutions, operating across patient monitoring and life support, in-vitro diagnostics, and medical imaging solutions. The company stands to benefit from the expansion of China’s healthcare infrastructure, the introduction of more high-end products & services, and the expansion into overseas markets. We also purchased KE Holdings, better known as Beke, China’s leading real estate agency and transaction platform, boasting a significant market share across many of China’s largest real estate markets.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

47

Frontier Emerging Markets Portfolio

Individual Investors: HLMOX | Institutional Investors: HLFMX and HLFZX

Portfolio Management Team

Sergey Dubin, CFA

Co-Lead Portfolio Manager

Babatunde Ojo, CFA

Co-Lead Portfolio Manager

Pradipta Chakrabortty

Portfolio Manager

Performance Summary

For the Frontier Emerging Markets Portfolio, the Investor Class rose 0.18%, the Institutional Class rose 0.41%, and the Institutional Class Z rose 0.97% (net of fees and expenses) in the fiscal year ended October 31, 2023. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets (FEM) Index, rose 5.38% in the same period (net of source taxes).

Market Review

Frontier Emerging Markets (FEMs) posted modest positive returns in the fiscal year thanks to strong performance in the European region, which overcame declines in Asia. Inflation eased across most FEM countries throughout the period, allowing central banks to institute more moderate rate hikes or, in some cases, looser monetary policies.

European markets benefited from the region’s ability to avoid an energy crisis from Russia’s natural gas supply shutoff through a combination of proactive stockpiling of gas supplies and a mild winter that reduced demand. The war in Ukraine also resulted in only limited negative effects on economies with geographical proximity to Russia, such as the Baltic states and Kazakhstan. The latter was one of the top-performing country in the index, with strong earnings reports from listed companies contributing to the rally. For example, Kaspi.kz—the leading fintech and e-commerce company in Kazakhstan—reported strong profit growth as it continued to benefit from higher spending by consumers, leading management to upgrade its full-year earnings growth guidance.

Fund Facts at October 31, 2023

Total Net Assets	$115.0M

Sales Charge	None

Number of Holdings	57

Turnover (5 Yr. Avg.)	25%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Investor Class	Inst. Class	Inst. Class Z

Ticker	HLMOX	HLFMX	HLFZX

CUSIP	412295859	412295867	412295735

Inception Date	12/31/2010	5/27/2008	3/1/2017

Minimum Investment	$5,000[1]	$100,000[1]	$5,000,000

Net Expense Ratio[2]	2.00%[3]	1.60%[4]	1.35%[5]

Gross Expense Ratio[2]	2.15%	1.60%	1.52%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 2.00%. The Net Expense Ratio is applicable to investors. 4Harding Loevner’s contractual agreement caps the net expense ratio at 1.75% through February 28, 2024. The expense ratio (without cap) is applicable to investors. 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.35%. The Net Expense Ratio is applicable to investors.

Negative returns for Asia were primarily due to Vietnam, which grappled with weak demand from its biggest export markets, the US and China. Strains in the real estate market also hurt the country’s economy, with many developers struggling with bond repayments and facing liquidity crunches from falling property sales. In response, the State Bank of Vietnam cut interest rates and eased regulations, allowing banks to restructure debt repayments of troubled borrowers. The Philippines, the largest market in the index, also underperformed. The country faced slowing economic growth due to a sharp drop in government spending and private investment. Soaring rice prices, rising energy prices, and the depreciation of the peso also renewed concerns about inflationary pressures. Philippines’ central bank turned more hawkish as a result and noted in a monetary policy statement the possibility of keeping higher interest rates for a longer period into 2024.

By sector, Energy and Materials performed best largely due to improving demand for oil and industrial metals from China after it ended its zero-COVID policies. Oil prices, while falling modestly overall for the 12-month period, rose during summer 2023 after Saudi Arabia and Russia extended production and export cuts to the end of the year despite resilient oil demand from big energy-consuming

48

Performance (% Total Return)

	For periods ended September 30, 2023						For periods ended October 31, 2023

	1	3	5	10	Since Inception*		1	3	5	10	Since Inception*
	Year	Years	Years	Years	Dec-10	May-08	Year	Years	Years	Years	Dec-10	May-08

Frontier EM Portfolio – Investor Class	10.34	2.42	-0.87	-0.38	0.16		0.18	0.02	-1.38	-1.30	-0.38

Frontier EM Portfolio – Inst. Class	10.55	2.77	-0.52	-0.02		-1.02	0.41	0.37	-1.06	-0.94		-1.46

Frontier EM Portfolio – Inst. Class Z	11.05	3.10	-0.23	0.19		-0.91	0.97	0.72	-0.72	-0.73		-1.34

MSCI Frontier Emerging Markets Index	13.60	1.41	-1.09	-0.03	0.16	–	5.38	-1.11	-1.34	-0.90	-0.26	–

Returns are annualized for periods greater than 1 year. *Inception of the Investor Class, December 31, 2010. Inception of the Institutional Class, May 27, 2008. Inception of the Institutional Class Z, March 1, 2017. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class. Sales charges and expenses, which differ between the Institutional Class Z and Institutional Class have not been restated. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

economies such as the US. Financials also outperformed the broader index, as FEM banks continued to post solid earnings.

Real Estate was dragged down by the weakness in the real estate markets in Vietnam and the Philippines. The less-cyclical Communication Services and Consumer Staples stocks also fell significantly.

Performance Attribution

The Portfolio’s underperformance this year was primarily due to unfavorable sector allocations (determined as always by our bottom-up stock selection decisions). We were underweight the booming Energy and Materials sectors and overweight the poor-performing Information Technology (IT) and Consumer Staples. We also had poorly performing stocks in Communication Services and Consumer Discretionary. Relative returns were boosted by good stock selection in Financials, Industrials, and Real Estate.

In Communication Services, Safaricom—Kenya’s leading telecommunications company—fell due to growth headwinds from the decision by the Kenyan telecommunications regulator to cut mobile termination rates charged by operators as well as the dilutive effect of the losses incurred in its new Ethiopian subsidiary as Safaricom starts to build its telecommunications network and sales distribution in the new market. Wilcon Depot was among the detractors in Consumer Discretionary; the Philippines’ leading home improvement and construction supplies retailer underperformed despite continued margin expansion. Inflation and high interest rates softened demand, causing sales growth for the first quarter of 2023 to come in below management guidance.

In Financials, two holdings in Kazakhstan—Kaspi.kz and Halyk Savings Bank—as well as Romania’s Banca Transilvania were key positive contributors. The latter enjoyed growth in net interest income on rising fee

Total Return Based on a $5,000 Investment

Investor Class

Total Return Based on a $100,000 Investment

Institutional Class

Total Return Based on a $5,000,000 Investment

Institutional Class Z

The charts above illustrate the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

49

and commission income, helping profit growth despite labor-cost pressures. In Real Estate, Emirati developer Emaar Properties enjoyed expanded operating margins with mall lease renewals now commanding higher than pre-pandemic prices while its hospitality segment was buoyed by strong tourist arrivals.

By region, we had poor stock selection in Africa due to Safaricom and Nestlé Nigeria, whose operating performance remained good in a tough macroeconomic environment as cost efficiencies and price increases boosted its operating profit. However, the company was hurt by foreign exchange-related losses and demand destruction from currency devaluation, which, coupled with high inflation, could hurt the company’s pricing power in the near term. We sold the holding. Egypt-based Commercial International Bank underperformed despite posting strong financial results. The bank remains well-capitalized, but challenging macro backdrop and a strained foreign exchange market could pose challenges to the company.

Strong stocks in Europe and Asia made up for some of the poor stocks in Africa. Vietnam-based Vietcombank benefited from conservative credit policies and robust risk management that allowed it to weather the storm in the real estate market better than most of its competitors.

Perspective and Outlook

Indonesia is the world’s fourth most-populous country with 275 million inhabitants, but its car market at around one million units sold annually is very small for a country of its size. Electric vehicles (EVs) comprise a tiny sliver of that already small number. Yet some of the world’s largest EV makers are looking to build massive manufacturing plants in the Indonesian archipelago, including South Korea’s Hyundai, China’s Wuling Motors and BYD, and Japan’s Toyota. Even though a large proportion of the electric vehicles these auto makers produce in Indonesia will initially be exported, they plan to sell domestically as well.

This changing competitive landscape was one of the factors we analyzed before establishing a position in Astra International, a large, diversified industrial group, with a 53% share of the Indonesian automotive market through its partnerships with Toyota, Daihatsu, and Isuzu and a 79% share of the local motorcycle market through its partnership with Honda. Given that Asta’s domestic auto business and vehicle-financing businesses account for more than half of Astra’s sales and profits, we dug deeper into the Indonesian auto sector and closely examined competitive dynamics as they relate to EVs.

In Indonesia, cars are purchased primarily by affluent middle-class customers and car sales are concentrated in the greater Jakarta area, with only one million sold last year. Narrow roads connecting housing settlements in the large cities make driving a car, let alone parking it on the street, a challenge. This coupled with the lack of paved roads in the countryside explains why car ownership in Indonesia stands at just 87 cars per 1,000 people, compared with 226 in Thailand and 443 in Malaysia. Motorcycles—smaller, cheaper, and more fuel efficient—are much more common in Indonesia, with between five and six million sold annually.

Indonesian EV penetration is still in its infancy. Affordability is the first constraint. A lack of charging infrastructure is another challenge: the country has fewer than 500 charging stations, most of them located in Java and Bali. Finally, resale value is an important factor for Indonesian consumers. The resale value of a battery-powered electric vehicle is likely to be significantly lower given that the battery, which degrades significantly over time, comprises almost half of the vehicle’s cost. However, the Indonesian government is promoting EV consumer adoption through a combination of subsidies and tax incentives.

Over the long term, as EV charging infrastructure and affordability improves, the growing pains constraining their adoption in Indonesia should ease. At that point EVs will present more of a challenge to traditional cars. Through that transition, we believe Astra will remain a formidable

Portfolio Positioning (% Weight) at October 31, 2023

Sector	Portfolio	Benchmark

Comm Services	4.2	5.2

Cons Discretionary	8.1	1.9

Cons Staples	9.5	7.4

Energy	1.3	5.2

Financials	38.6	39.4

Health Care	6.2	3.3

Industrials	10.3	12.1

Info Technology	6.1	0.3

Materials	5.0	9.9

Real Estate	6.2	10.3

Utilities	0.0	5.0

Cash	4.5	–

Geography	Portfolio	Benchmark

Africa	8.9	15.7

Asia	39.2	42.7

Europe	19.4	22.5

Gulf States	8.6	4.1

Latin America	10.1	13.6

Middle East	0.0	1.4

Developed Markets Listed	9.3	–

Cash	4.5	–

“Benchmark”: MSCI Frontier Emerging Markets Index.

“Dev. Market Listed”: Includes frontier or small emerging markets companies listed in developed markets.

50

competitor given its portfolio of leading car and motorcycle brands, wide distribution network, and ability to offer financing to customers. The company plans to launch two electric motorcycle models this year with two more planned for 2024. Astra also has an unrivaled distribution and after-sales service network, which includes more than 600 car and over 1,700 motorcycle outlets across the country. In addition, the company manufactures and distributes automotive components and spare parts that are supplied to its service stations and third parties. This further differentiates Astra from its competition and would be difficult for new entrants to replicate, at least initially.

Finally, Astra provides financing to its customers for both car and motorcycle purchases through its captive financing divisions. Convenient financing is an important tool to support sales, as approximately 70% of car and motorcycle purchases in Indonesia require credit. The financing business is also a key profit driver for Astra, accounting for about a fifth of its consolidated profit. In motorcycle financing in particular, Astra faces limited competition, as banks lack nationwide networks to repossess and resell them in cases where a customer defaults on a loan.

Portfolio Highlights

During the year Network International—a Portfolio holding that is the leading payment processor in the Middle East and Africa—received two buyout offers from competing private-equity firms, ultimately accepting the higher bid. That offer valued Network significantly above both the recent stock price before the bid and our estimate of fair value; hence, we chose to exit the position in full. We deployed proceeds from the sale to bolster several existing Portfolio holdings, including leading Polish e-commerce portal Allegro.

Allegro is the top online shopping destination in Poland, visited monthly by 20 million customers, about half of Poland’s population. Elevated inflation in Poland, which hit the highest level in 25 years, drove Allegro’s operating costs higher, pressuring margins. This created a temporary deceleration in profit growth and weighed on the stock, opening up an attractive valuation opportunity for us to add to our holding. We were impressed with new CEO Roy Perticucci’s focus on cost discipline and the steps he took to defend profitability. Allegro raised the subscription fee for its SMART loyalty program, bumped up the commission rates it charges merchants, and reduced IT and overhead costs.

We also purchased Prodia, Indonesia’s largest diagnostic laboratory testing company. Prodia’s strong brand and reputation with doctors and patients (developed over 45 years), its scale, the breadth of its branch network—with physical locations covering 34 provinces—and its expertise in complex testing are its key competitive advantages. Prodia offers good growth prospects on the back of

Ten Largest Holdings by Weight at October 31, 2023

Company	Sector	Market	%

Kaspi.kz	Financials	Kazakhstan	4.6

Banca Transilvania	Financials	Romania	4.6

Vietcombank	Financials	Vietnam	4.5

Credicorp	Financials	Peru	4.3

Globant	Info Technology	US	3.7

SM Prime Holdings	Real Estate	Philippines	3.7

Halyk Savings Bank	Financials	Kazakhstan	3.5

Vietnam Dairy Products	Cons Staples	Vietnam	2.8

ICTSI	Industrials	Philippines	2.8

Hoa Phat Group	Materials	Vietnam	2.6

increasing use of lab testing for medical diagnoses and treatment decisions and Indonesia’s growing middle class with a greater focus on preventive care.

We also increased our position in several existing holdings, including leading Philippines quick-service restaurant chain Jollibee Foods. Jollibee is a dominant chain in the Philippines with about 56% domestic market share, complemented by sizable businesses in the US and China, and throughout Southeast Asia. Fears that inflation could decrease spending at its restaurants and cut the company’s margins led to a sell-off. We share the concerns around inflation but take comfort in Jollibee’s pricing power. Due to its dominant position and strong brand loyalty, it has been able to raise prices to cover costs during many inflationary periods in the Philippines. We also think the market is not giving credence to its sizable international business (about 40% of revenue). For example, management has begun to implement a highly profitable franchising model in its Smashburger business in the US.

Portfolio Management Team Update

We’re pleased to announce that on Oct. 1, 2023, Sergey Dubin, CFA succeeded Pradipta Chakrabortty as a co-lead portfolio manager of the Frontier Emerging Markets Equity strategy. Babatunde Ojo, CFA, is continuing as the strategy’s other co-lead portfolio manager, and Pradipta will continue in a supporting role managing a model, or “paper,” portfolio. Sergey has been integral to our Frontier Emerging Markets strategy for nearly a decade, both as a portfolio manager and an analyst of frontier and EM companies. Prior to joining Harding Loevner in 2015, he worked at Consilium Investment Management, Armor Capital Management, Palisade Capital Management, and Bear, Stearns & Co. He holds a BS in finance from the M.J. Whitman School of Management and a BS in economics from the Maxwell School of Citizenship and Public Affairs, both at Syracuse University.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

51

Disclosures

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

The value of securities may fluctuate in response to various factors including, but not limited to, public health risks; these may be magnified if conditions and events adversely impact the global economy.

Companies held in the Portfolios at the end of the period appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and top ten holdings should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector and Geographic Positioning data is sourced from: Northern Trust, Harding, Loevner Funds, Inc. Portfolios, and MSCI Barra.

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2023.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

Index Definitions

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 47 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 46 developed and emerging market countries, and is comprised of companies that fall within a market capitalization range of USD 138-8,362 million (as of September 30, 2023).

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 24 emerging market countries. Net dividends reinvested.

The MSCI China All Shares Index is a free float-adjusted market capitalization index that is designed to reflect an opportunity set capturing large and mid-cap China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 25 emerging markets countries and 29 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 28 frontier markets and 4 emerging markets. Net dividends reinvested.

The MSCI World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets, excluding the US. The index consists of 22 developed market countries.

The MSCI Emerging Markets ex China Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets excluding China. The index consists of 23 emerging market countries. Net dividends reinvested.

The S&P 500 Index is an unmanaged index commonly used to measure performance of US stocks.

You cannot invest directly in these indexes.

Term Definitions

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

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53

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

October 31, 2023 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2023.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2023 to October 31, 2023)

Global Equity Portfolio — Institutional Class

Actual	$1,000.00	$989.50	0.90%	$4.51

Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	0.90	4.58

Global Equity Portfolio — Institutional Class Z

Actual	1,000.00	989.80	0.80	4.01

Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	0.80	4.08

Global Equity Portfolio — Advisor Class

Actual	1,000.00	988.60	1.12	5.61

Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	1.12	5.70

Global Equity Research Portfolio — Institutional Class

Actual	1,000.00	938.10	0.80	3.91

Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	0.80	4.08

International Equity Portfolio — Institutional Class

Actual	1,000.00	904.70	0.81	3.89

Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	0.81	4.13

International Equity Portfolio — Institutional Class Z

Actual	1,000.00	905.10	0.72	3.46

Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	0.72	3.67

International Equity Portfolio — Investor Class

Actual	1,000.00	903.20	1.15	5.52

Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	1.15	5.85

International Developed Markets Equity Portfolio — Institutional Class

Actual	1,000.00	896.10	0.80	3.82

Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	0.80	4.08

Harding, Loevner Funds, Inc.

Expense Example (continued)

October 31, 2023 (unaudited)

Portfolio	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2023 to October 31, 2023)

International Carbon Transition Equity Portfolio — Institutional Class

Actual	$1,000.00	$896.90	0.80%	$3.82

Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	0.80	4.08

International Equity Research Portfolio — Institutional Class

Actual	1,000.00	891.20	0.75	3.58

Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	0.75	3.82

International Small Companies Portfolio — Institutional Class

Actual	1,000.00	888.60	1.17	5.57

Hypothetical (5% annual return before expenses)	1,000.00	1,019.31	1.17	5.96

International Small Companies Portfolio — Institutional Class Z

Actual	1,000.00	889.30	1.01	4.81

Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	1.01	5.14

International Small Companies Portfolio — Investor Class

Actual	1,000.00	888.00	1.31	6.23

Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	1.31	6.67

Institutional Emerging Markets Portfolio — Institutional Class

Actual	1,000.00	930.10	1.07	5.21

Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	1.07	5.45

Institutional Emerging Markets Portfolio — Institutional Class Z

Actual	1,000.00	930.30	0.97	4.72

Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	0.97	4.94

Emerging Markets Portfolio — Advisor Class

Actual	1,000.00	934.00	1.20	5.85

Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	1.20	6.11

Emerging Markets ex China Portfolio — Institutional Class

Actual	1,000.00	926.40	1.07	5.20

Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	1.07	5.45

Chinese Equity Portfolio — Institutional Class

Actual	1,000.00	839.00	1.15	5.33

Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	1.15	5.85

Emerging Markets Research Portfolio — Institutional Class

Actual	1,000.00	905.10	1.15	5.52

Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	1.15	5.85

Frontier Emerging Markets Portfolio — Institutional Class

Actual	1,000.00	942.20	1.77	8.66

Hypothetical (5% annual return before expenses)	1,000.00	1,016.28	1.77	9.00

Frontier Emerging Markets Portfolio — Institutional Class Z

Actual	1,000.00	944.10	1.35	6.62

Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	1.35	6.87

Frontier Emerging Markets Portfolio — Investor Class

Actual	1,000.00	942.00	2.00	9.79

Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	2.00	10.16

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.4%

Brazil - 0.8%
B3 SA - Brasil Bolsa Balcao (Financial Services)	3,567,700	$7,854,707

China - 1.9%
Tencent Holdings Ltd. (Media & Entertainment)†	216,200	8,009,094
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	803,101	9,469,198

		17,478,292

Denmark - 1.1%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	37,146	10,522,366

France - 6.9%
Kering SA (Consumer Durables & Apparel)†	29,750	12,032,131
L’Oreal SA (Household & Personal Products)†	41,353	17,345,607
Schneider Electric SE (Capital Goods)†	234,370	36,040,185

		65,417,923

Germany - 3.7%
SAP SE - Sponsored ADR (Software & Services)	108,750	14,572,500
Scout24 SE (Media & Entertainment)^†	154,906	9,491,275
Symrise AG (Materials)†	110,855	11,284,138

		35,347,913

Hong Kong - 1.0%
AIA Group Ltd. (Insurance)†	1,093,205	9,520,931

India - 0.9%
HDFC Bank Ltd. - ADR (Banks)	152,820	8,641,971

Indonesia - 1.5%
Bank Central Asia Tbk PT (Banks)†	25,051,070	13,811,210

Japan - 5.0%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	471,600	14,053,670
Keyence Corp. (Technology Hardware & Equipment)†	22,500	8,709,794
MISUMI Group Inc. (Capital Goods)†	251,000	3,761,867
Sony Group Corp. (Consumer Durables & Apparel)†	245,100	20,285,412

		46,810,743

Netherlands - 2.1%
Adyen NV (Financial Services)*^†	7,474	5,052,436

	Shares	Value

COMMON STOCKS - 97.4% (continued)

Netherlands - 2.1% (continued)
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	23,861	$14,288,205

		19,340,641

Sweden - 2.0%
Atlas Copco AB, Class A (Capital Goods)†	781,071	10,105,384
Epiroc AB, Class A (Capital Goods)†	541,434	8,914,507

		19,019,891

Switzerland - 3.2%
Alcon Inc. (Health Care Equipment & Services)	179,076	12,771,701
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	32,205	8,320,077
SGS SA, Reg S (Commercial & Professional Services)†	114,490	9,340,869

		30,432,647

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	97,770	8,438,529

United Kingdom - 2.7%
Diploma plc (Capital Goods)†	272,453	9,451,188
Haleon plc (Household & Personal Products)†	2,273,510	9,099,635
Spirax-Sarco Engineering plc (Capital Goods)†	68,607	6,844,620

		25,395,443

United States - 63.7%
AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	78,102	11,026,440
Accenture plc, Class A (Software & Services)	66,367	19,716,972
Adobe Inc. (Software & Services)*	31,081	16,536,957
Alphabet Inc., Class A (Media & Entertainment)*	305,075	37,853,706
Amazon.com Inc. (Consumer Discretionary Distribution & Retail)*	247,809	32,980,900
AMETEK Inc. (Capital Goods)	100,449	14,140,206
Apple Inc. (Technology Hardware & Equipment)	95,643	16,332,955
Applied Materials Inc. (Semiconductors & Semiconductor Equipment)	76,279	10,095,526
Broadcom Inc. (Semiconductors & Semiconductor Equipment)	18,453	15,525,801

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.4% (continued)

United States - 63.7% (continued)
CME Group Inc. (Financial Services)	103,146	$22,017,545
CoStar Group Inc. (Equity Real Estate Investment Trusts (REITs))*	143,254	10,516,276
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	23,389	12,921,019
Danaher Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	97,558	18,733,087
Deere & Co. (Capital Goods)	72,308	26,418,451
Edwards Lifesciences Corp. (Health Care Equipment & Services)*	122,875	7,829,595
Honeywell International Inc. (Capital Goods)	52,815	9,678,877
Intuitive Surgical Inc. (Health Care Equipment & Services)*	40,140	10,525,511
Meta Platforms Inc., Class A (Media & Entertainment)*	109,193	32,896,575
Microsoft Corp. (Software & Services)	79,994	27,046,771
Netflix Inc. (Media & Entertainment)*	43,045	17,721,196
NIKE Inc., Class B (Consumer Durables & Apparel)	83,790	8,611,098
Northrop Grumman Corp. (Capital Goods)	22,727	10,714,190
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	31,307	12,766,995
Pinterest Inc., Class A (Media & Entertainment)*	567,751	16,964,400
Repligen Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	58,442	7,863,955
Rockwell Automation Inc. (Capital Goods)	69,282	18,208,002
Salesforce Inc. (Software & Services)*	48,866	9,813,759
Schlumberger NV (Energy)	307,362	17,107,769
ServiceNow Inc. (Software & Services)*	22,794	13,262,689
Synopsys Inc. (Software & Services)*	23,331	10,952,505
Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	54,980	24,453,454
Tradeweb Markets Inc., Class A (Financial Services)	164,411	14,798,634
UnitedHealth Group Inc. (Health Care Equipment & Services)	43,050	23,055,858
Veralto Corp. (Commercial & Professional Services)*	32,716	2,257,404

	Shares	Value

COMMON STOCKS - 97.4% (continued)

United States - 63.7% (continued)
Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	110,973	$40,184,433

		601,529,511

Total Common Stocks (Cost $746,072,754)		$919,562,718

SHORT TERM INVESTMENTS - 2.9%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	27,448,084	27,448,084

Total Short Term Investments (Cost $27,448,084)		$27,448,084

Total Investments — 100.3%

(Cost $773,520,838)		$947,010,802

Liabilities Less Other Assets - (0.3)%		(3,086,934)

Net Assets — 100.0%		$943,923,868

Summary of Abbreviations

ADR	American Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

REIT	Real Estate Investment Trust

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.5% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

October 31, 2023

Industry	Percentage of Net Assets
Banks	2.4%

Capital Goods	16.2

Commercial & Professional Services	1.2

Consumer Discretionary Distribution & Retail	3.5

Consumer Durables & Apparel	4.4

Consumer Staples Distribution & Retail	1.4

Energy	1.8

Equity Real Estate Investment Trusts (REITs)	1.1

Financial Services	5.3

Health Care Equipment & Services	5.6

Household & Personal Products	2.8

Insurance	1.0

Materials	1.2

Media & Entertainment	13.1

Pharmaceuticals, Biotechnology & Life Sciences	15.4

Semiconductors & Semiconductor Equipment	6.5

Software & Services	11.9

Technology Hardware & Equipment	2.6

Money Market Fund	2.9

Total Investments	100.3

Liabilities Less Other Assets	(0.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.9%

Australia - 0.7%
BHP Group Ltd. (Materials)†	1,810	$51,673

Brazil - 1.8%
Ambev SA - ADR (Food, Beverage & Tobacco)*	6,230	15,762
B3 SA - Brasil Bolsa Balcao (Financial Services)	7,000	15,411
Localiza Rent a Car SA (Transportation)*	2,300	23,206
Raia Drogasil SA (Consumer Staples Distribution & Retail)	2,600	13,305
WEG SA (Capital Goods)	3,500	22,916
XP Inc., Class A (Financial Services)	2,000	40,000

		130,600

Canada - 1.9%
Alimentation Couche-Tard Inc. (Consumer Staples Distribution & Retail)	1,400	76,211
Manulife Financial Corp. (Insurance)	3,600	62,668

		138,879

Chile - 0.2%
Banco Santander Chile - ADR (Banks)	716	12,458

China - 7.5%
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	1,000	11,260
Baidu Inc., Class A (Media & Entertainment)*†	1,200	15,724
China Tower Corp., Ltd., Class H (Telecommunication Services)^†	94,000	8,805
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	540	13,661
ENN Energy Holdings Ltd. (Utilities)†	3,400	25,949
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food, Beverage & Tobacco)†	2,884	14,806
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	3,600	16,448
Glodon Co., Ltd., Class A (Software & Services)†	2,800	7,047
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	7,100	26,973
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	4,000	11,344
Haitian International Holdings Ltd. (Capital Goods)†	5,000	11,909

	Shares	Value

COMMON STOCKS - 97.9% (continued)

China - 7.5% (continued)
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	1,500	$8,420
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	3,780	14,981
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food, Beverage & Tobacco)†	2,600	9,735
JD.com Inc., Class A (Consumer Discretionary Distribution & Retail)†	3,714	47,094
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	1,400	10,764
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food, Beverage & Tobacco)†	600	9,988
KE Holdings Inc. - ADR (Equity Real Estate Investment Trusts (REITs))	786	11,562
Kweichow Moutai Co., Ltd., Class A (Food, Beverage & Tobacco)†	100	22,961
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	5,000	15,357
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	1,540	5,091
Meituan, Class B (Consumer Services)*^†	630	8,950
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	2,000	10,110
Sangfor Technologies Inc., Class A (Software & Services)*†	600	6,879
Sany Heavy Industry Co., Ltd., Class A (Capital Goods)†	4,600	9,096
SF Holding Co., Ltd., Class A (Transportation)†	1,900	10,179
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	2,000	6,723
Shanghai International Airport Co., Ltd., Class A (Transportation)*†	1,900	9,658
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	1,350	11,153
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	300	11,689

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.9% (continued)

China - 7.5% (continued)
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	$9,769
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	4,200	6,312
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	300	7,054
Tencent Holdings Ltd. (Media & Entertainment)†	300	11,114
TravelSky Technology Ltd., Class H (Consumer Services)†	11,000	17,342
Trip.com Group Ltd. (Consumer Services)*†	514	17,519
Wuliangye Yibin Co., Ltd., Class A (Food, Beverage & Tobacco)†	500	10,634
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,286	15,163
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	2,500	15,551
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	3,500	7,836
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	4,400	16,068
Zhejiang Weixing New Building Materials Co., Ltd., Class A (Capital Goods)†	3,100	6,976
ZTO Express Cayman Inc. - ADR (Transportation)	463	10,913

		556,567

Czech Republic - 0.2%
Komercni banka AS (Banks)†	493	14,440

Denmark - 0.7%
Ambu A/S, Class B (Health Care Equipment & Services)*†	852	8,399
Coloplast A/S, Class B (Health Care Equipment & Services)†	193	20,124
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	39	11,048
Novozymes A/S, Class B (Materials)†	254	11,416

		50,987

	Shares	Value

COMMON STOCKS - 97.9% (continued)

Egypt - 0.0%^^
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	3,228	$3,678

Finland - 1.0%
Kone OYJ, Class B (Capital Goods)†	404	17,507
Neste OYJ (Energy)†	1,686	56,602

		74,109

France - 4.2%
Air Liquide SA (Materials)†	326	55,873
Alten SA (Software & Services)†	250	29,586
Dassault Systemes SE (Software & Services)†	650	26,810
IPSOS SA (Media & Entertainment)†	965	46,924
Kering SA (Consumer Durables & Apparel)†	52	21,031
L’Oreal SA (Household & Personal Products)†	49	20,553
Remy Cointreau SA (Food, Beverage & Tobacco)†	107	12,186
Rubis SCA (Utilities)†	1,135	24,744
Safran SA (Capital Goods)†	289	45,016
Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	41	7,708
Schneider Electric SE (Capital Goods)†	159	24,450

		314,881

Germany - 5.5%
adidas AG (Consumer Durables & Apparel)†	60	10,613
Allianz SE, Reg S (Insurance)†	207	48,382
Bayerische Motoren Werke AG (Automobiles & Components)†	574	53,222
Bechtle AG (Software & Services)†	415	18,459
BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	388	36,294
Brenntag SE (Capital Goods)†	257	19,067
Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	134	11,590
FUCHS SE (Materials)†	685	22,978
HelloFresh SE (Consumer Staples Distribution & Retail)*†	415	9,012
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,851	53,783

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.9% (continued)

Germany - 5.5% (continued)
KWS Saat SE & Co. KGaA (Food, Beverage & Tobacco)†	263	$14,860
Nemetschek SE (Software & Services)†	198	14,752
Rational AG (Capital Goods)†	28	15,999
SAP SE - Sponsored ADR (Software & Services)	201	26,934
Scout24 SE (Media & Entertainment)^†	235	14,399
Symrise AG (Materials)†	160	16,287
TeamViewer SE (Software & Services)*^†	1,400	21,520

		408,151

Hong Kong - 1.8%
AIA Group Ltd. (Insurance)†	1,600	13,935
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	6,500	55,145
Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)^†	6,300	11,975
Techtronic Industries Co., Ltd. (Capital Goods)†	6,000	54,415

		135,470

Iceland - 0.1%
Marel HF (Capital Goods)^†	2,669	7,270

India - 0.9%
Asian Paints Ltd. (Materials)†	460	16,565
HDFC Bank Ltd. (Banks)†	661	11,735
ICICI Bank Ltd. - Sponsored ADR (Banks)	1,034	22,944
Tata Consultancy Services Ltd. (Software & Services)†	327	13,267

		64,511

Indonesia - 0.5%
Astra International Tbk PT (Capital Goods)†	33,400	12,099
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	53,600	16,755
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	44,000	9,672

		38,526

Israel - 0.5%
CyberArk Software Ltd. (Software & Services)*	140	22,909
Nice Ltd. - Sponsored ADR (Software & Services)*	76	11,731

		34,640

Italy - 1.5%
DiaSorin SpA (Health Care Equipment & Services)†	148	13,273

	Shares	Value

COMMON STOCKS - 97.9% (continued)

Italy - 1.5% (continued)
FinecoBank Banca Fineco SpA (Banks)†	1,194	$14,095
Reply SpA (Software & Services)†	131	12,357
Tenaris SA - ADR (Energy)	2,361	73,947

		113,672

Japan - 8.2%
BML Inc. (Health Care Equipment & Services)†	1,100	20,806
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,200	65,560
Daifuku Co., Ltd. (Capital Goods)†	1,500	25,130
Disco Corp. (Semiconductors & Semiconductor Equipment)†	100	17,602
GMO Payment Gateway Inc. (Financial Services)†	200	8,032
Hakuhodo DY Holdings Inc. (Media & Entertainment)†	3,100	24,678
Kakaku.com Inc. (Media & Entertainment)†	1,000	9,655
Keyence Corp. (Technology Hardware & Equipment)†	40	15,484
Komatsu Ltd. (Capital Goods)†	2,300	53,329
Lasertec Corp. (Semiconductors & Semiconductor Equipment)†	100	16,675
M3 Inc. (Health Care Equipment & Services)†	900	13,962
Makita Corp. (Capital Goods)†	1,000	27,238
MISUMI Group Inc. (Capital Goods)†	700	10,491
Nitori Holdings Co., Ltd. (Consumer Discretionary Distribution & Retail)†	400	43,454
Recruit Holdings Co., Ltd. (Commercial & Professional Services)†	300	8,677
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,700	23,389
Shimano Inc. (Consumer Durables & Apparel)†	300	43,445
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,400	64,925
Shiseido Co., Ltd. (Household & Personal Products)†	300	9,497
Sony Group Corp. (Consumer Durables & Apparel)†	700	57,935
Stanley Electric Co., Ltd. (Automobiles & Components)†	2,400	38,272

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.9% (continued)

Japan - 8.2% (continued)
Sysmex Corp. (Health Care Equipment & Services)†	200	$9,730

		607,966

Kazakhstan - 0.6%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,120	14,029
Kaspi.KZ JSC - GDR, Reg S (Financial Services)†	343	31,011

		45,040

Mexico - 0.8%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	192	21,775
Grupo Financiero Banorte SAB de CV, Series O (Banks)	2,000	16,231
Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	6,800	24,339

		62,345

Netherlands - 0.8%
Adyen NV (Financial Services)*^†	21	14,196
ASM International NV (Semiconductors & Semiconductor Equipment)†	37	15,303
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	57	34,132

		63,631

Norway - 0.4%
Adevinta ASA (Media & Entertainment)*†	1,658	14,592
TOMRA Systems ASA (Capital Goods)†	1,923	15,258

		29,850

Panama - 0.2%
Copa Holdings SA, Class A (Transportation)	216	17,636

Peru - 0.2%
Credicorp Ltd. (Banks)	126	15,745

Philippines - 2.2%
Bank of the Philippine Islands (Banks)†	13,330	23,624
BDO Unibank Inc. (Banks)†	24,994	56,308
International Container Terminal Services Inc. (Transportation)†	4,970	17,643
Jollibee Foods Corp. (Consumer Services)†	4,720	17,077
Robinsons Retail Holdings Inc. (Consumer Staples Distribution & Retail)†	10,510	7,616

	Shares	Value

COMMON STOCKS - 97.9% (continued)

Philippines - 2.2% (continued)
Security Bank Corp. (Banks)†	8,660	$11,746
SM Prime Holdings Inc. (Equity Real Estate Investment Trusts (REITs))†	27,500	14,505
Universal Robina Corp. (Food, Beverage & Tobacco)†	6,400	12,323

		160,842

Poland - 0.6%
Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	3,048	21,867
ING Bank Slaski SA (Banks)*†	426	22,109

		43,976

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	278	—
Sberbank of Russia PJSC (Banks)‡	5,112	—

		—

Saudi Arabia - 0.5%
Al Rajhi Bank (Banks)†	468	8,373
Jarir Marketing Co. (Consumer Discretionary Distribution & Retail)†	2,520	9,726
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	642	17,119

		35,218

Singapore - 1.5%
DBS Group Holdings Ltd. (Banks)†	2,118	50,925
Oversea-Chinese Banking Corp., Ltd. (Banks)†	6,224	57,662

		108,587

Slovenia - 0.2%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	152	17,034

South Africa - 0.5%
Capitec Bank Holdings Ltd. (Banks)†	145	12,943
Discovery Ltd. (Insurance)†	1,831	12,626
Standard Bank Group Ltd. (Banks)†	1,586	15,615

		41,184

South Korea - 0.9%
Amorepacific Corp. (Household & Personal Products)†	155	14,591
Cheil Worldwide Inc. (Media & Entertainment)†	1,001	14,724
Coway Co., Ltd. (Consumer Durables & Apparel)†	184	5,935

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.9% (continued)

South Korea - 0.9% (continued)
Kakao Corp. (Media & Entertainment)†	353	$9,961
NAVER Corp. (Media & Entertainment)†	88	12,338
NCSoft Corp. (Media & Entertainment)†	38	6,599

		64,148

Spain - 1.8%
Amadeus IT Group SA (Consumer Services)†	248	14,169
Banco Bilbao Vizcaya Argentaria SA (Banks)†	8,190	64,330
Banco Santander SA - Sponsored ADR (Banks)	14,529	52,740

		131,239

Sweden - 1.4%
Alfa Laval AB (Capital Goods)†	735	23,785
Assa Abloy AB, Class B (Capital Goods)†	664	14,151
Epiroc AB, Class A (Capital Goods)†	1,467	24,154
Evolution AB (Consumer Services)^†	112	9,997
Skandinaviska Enskilda Banken AB, Class A (Banks)†	1,670	18,626
Thule Group AB (Consumer Durables & Apparel)^†	706	16,072

		106,785

Switzerland - 2.3%
Alcon Inc. (Health Care Equipment & Services)	583	41,580
Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)†	244	28,810
Novartis AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	165	15,404
Partners Group Holding AG (Financial Services)†	17	18,010
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	50	12,917
SGS SA, Reg S (Commercial & Professional Services)†	150	12,238
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	68	16,113
Straumann Holding AG, Reg S (Health Care Equipment & Services)†	150	17,869

	Shares	Value

COMMON STOCKS - 97.9% (continued)

Switzerland - 2.3% (continued)
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	32	$9,169

		172,110

Taiwan - 1.4%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	1,098	11,244
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	14,000	29,541
Delta Electronics Inc. (Technology Hardware & Equipment)†	1,000	9,053
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	600	9,553
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	4,000	11,949
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	2,000	32,951

		104,291

United Arab Emirates - 0.6%
Agthia Group PJSC (Food, Beverage & Tobacco)†	8,681	10,526
Emaar Properties PJSC (Equity Real Estate Investment Trusts (REITs))†	18,834	34,277

		44,803

United Kingdom - 4.4%
Compass Group plc (Consumer Services)†	967	24,400
Diploma plc (Capital Goods)†	1,655	57,411
Grafton Group plc (Capital Goods)†	2,919	27,513
Haleon plc (Household & Personal Products)†	16,411	65,684
Rathbones Group plc (Financial Services)†	1,554	28,326
Reckitt Benckiser Group plc (Household & Personal Products)†	471	31,576
Rightmove plc (Media & Entertainment)†	2,075	12,009
Rio Tinto plc (Materials)†	994	63,355
Unilever plc (Household & Personal Products)†	316	14,972

		325,246

United States - 39.4%
Abbott Laboratories (Health Care Equipment & Services)	152	14,372

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.9% (continued)

United States - 39.4% (continued)
AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	455	$64,237
Accenture plc, Class A (Software & Services)	256	76,055
Adobe Inc. (Software & Services)*	90	47,885
Air Products and Chemicals Inc. (Materials)	66	18,641
Allegion plc (Capital Goods)	293	28,819
Alphabet Inc., Class A (Media & Entertainment)*	680	84,374
Altair Engineering Inc., Class A (Software & Services)*	277	17,207
Amazon.com Inc. (Consumer Discretionary Distribution & Retail)*	653	86,908
AMETEK Inc. (Capital Goods)	147	20,693
Amphenol Corp., Class A (Technology Hardware & Equipment)	288	23,198
ANSYS Inc. (Software & Services)*	78	21,704
Apple Inc. (Technology Hardware & Equipment)	389	66,430
Applied Materials Inc. (Semiconductors & Semiconductor Equipment)	615	81,395
Atlassian Corp., Class A (Software & Services)*	102	18,425
BlackRock Inc. (Financial Services)	24	14,695
Booking Holdings Inc. (Consumer Services)*	8	22,316
BorgWarner Inc. (Automobiles & Components)	1,673	61,734
Bristol-Myers Squibb Co. (Pharmaceuticals, Biotechnology & Life Sciences)	973	50,139
Broadcom Inc. (Semiconductors & Semiconductor Equipment)	101	84,978
Cisco Systems Inc. (Technology Hardware & Equipment)	812	42,330
CME Group Inc. (Financial Services)	84	17,931
Cognex Corp. (Technology Hardware & Equipment)	230	8,278
Cooper Cos., Inc. (Health Care Equipment & Services)	46	14,341
CoStar Group Inc. (Equity Real Estate Investment Trusts (REITs))*	225	16,517
Danaher Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	270	51,845

	Shares	Value

COMMON STOCKS - 97.9% (continued)

United States - 39.4% (continued)
Deere & Co. (Capital Goods)	180	$65,765
Domino’s Pizza Inc. (Consumer Services)	44	14,916
eBay Inc. (Consumer Discretionary Distribution & Retail)	259	10,161
Ecolab Inc. (Materials)	84	14,090
Edwards Lifesciences Corp. (Health Care Equipment & Services)*	212	13,509
Elanco Animal Health Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	3,065	27,003
Electronic Arts Inc. (Media & Entertainment)	143	17,702
EnerSys (Capital Goods)	200	17,116
EPAM Systems Inc. (Software & Services)*	122	26,544
Equifax Inc. (Commercial & Professional Services)	78	13,226
Five Below Inc. (Consumer Discretionary Distribution & Retail)*	84	14,614
Gartner Inc. (Software & Services)*	201	66,740
Globant SA (Software & Services)*	97	16,518
Guidewire Software Inc. (Software & Services)*	152	13,700
HEICO Corp. (Capital Goods)	89	14,099
Honeywell International Inc. (Capital Goods)	78	14,294
IDEXX Laboratories Inc. (Health Care Equipment & Services)*	70	27,963
Intuitive Surgical Inc. (Health Care Equipment & Services)*	63	16,520
IPG Photonics Corp. (Technology Hardware & Equipment)*	179	15,376
Jack Henry & Associates Inc. (Financial Services)	100	14,099
Johnson & Johnson (Pharmaceuticals, Biotechnology & Life Sciences)	500	74,170
JPMorgan Chase & Co. (Banks)	589	81,906
Linde plc (Materials)	152	58,088
Malibu Boats Inc., Class A (Consumer Durables & Apparel)*	436	19,018
Mastercard Inc., Class A (Financial Services)	52	19,570
McCormick & Co., Inc. (Food, Beverage & Tobacco)	189	12,077

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.9% (continued)

United States - 39.4% (continued)
McDonald’s Corp. (Consumer Services)	85	$22,284
MercadoLibre Inc. (Consumer Discretionary Distribution & Retail)*	15	18,611
Merck & Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	649	66,652
Meta Platforms Inc., Class A (Media & Entertainment)*	303	91,285
Microsoft Corp. (Software & Services)	259	87,571
Monster Beverage Corp. (Food, Beverage & Tobacco)*	332	16,965
Netflix Inc. (Media & Entertainment)*	188	77,398
Neurocrine Biosciences Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	774	85,868
NIKE Inc., Class B (Consumer Durables & Apparel)	156	16,032
Northrop Grumman Corp. (Capital Goods)	29	13,671
Palo Alto Networks Inc. (Software & Services)*	156	37,911
PayPal Holdings Inc. (Financial Services)*	272	14,090
Pinterest Inc., Class A (Media & Entertainment)*	566	16,912
Planet Fitness Inc., Class A (Consumer Services)*	663	36,644
Reinsurance Group of America Inc. (Insurance)	387	57,845
Repligen Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	97	13,052
ResMed Inc. (Health Care Equipment & Services)	81	11,439
Rockwell Automation Inc. (Capital Goods)	55	14,455
Salesforce Inc. (Software & Services)*	130	26,108
Schlumberger NV (Energy)	698	38,851
ServiceNow Inc. (Software & Services)*	54	31,420
Shockwave Medical Inc. (Health Care Equipment & Services)*	70	14,438
Starbucks Corp. (Consumer Services)	286	26,381
Teradyne Inc. (Semiconductors & Semiconductor Equipment)	169	14,073

	Shares	Value

COMMON STOCKS - 97.9% (continued)

United States - 39.4% (continued)
Texas Instruments Inc. (Semiconductors & Semiconductor Equipment)	115	$16,331
Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	125	55,596
Trade Desk Inc., Class A (Media & Entertainment)*	248	17,598
UnitedHealth Group Inc. (Health Care Equipment & Services)	164	87,832
Veralto Corp. (Commercial & Professional Services)*	90	6,210
Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	221	80,026
Visa Inc., Class A (Financial Services)	76	17,868
Walt Disney Co. (Media & Entertainment)*	221	18,031
Workday Inc., Class A (Software & Services)*	140	29,639

		2,933,318

Total Common Stocks (Cost $7,026,304)		$7,281,506

PREFERRED STOCKS - 1.0%

Colombia - 0.1%
Bancolombia SA - Sponsored ADR, 11.95% (Banks)+	360	9,137

Germany - 0.2%
Sartorius AG, 0.61% (Pharmaceuticals, Biotechnology & Life Sciences)+†	55	13,750

South Korea - 0.7%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.72% (Technology Hardware & Equipment)+†	51	50,656

Total Preferred Stocks (Cost $95,747)		$73,543

SHORT TERM INVESTMENTS - 1.5%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	112,082	112,082

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

SHORT TERM INVESTMENTS - 1.5% (continued)

Total Short Term Investments (Cost $112,082)		$112,082

Total Investments — 100.4%

(Cost $7,234,133)		$7,467,131

Liabilities Less Other Assets - (0.4)%		(27,818)

Net Assets — 100.0%		$7,439,313

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

REIT	Real Estate Investment Trust

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.4% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets
Automobiles & Components	2.2%

Banks	8.6

Capital Goods	10.7

Commercial & Professional Services	0.6

Consumer Discretionary Distribution & Retail	3.4

Consumer Durables & Apparel	3.8

Consumer Services	3.1

Consumer Staples Distribution & Retail	1.7

Energy	2.3

Equity Real Estate Investment Trusts (REITs)	1.1

Financial Services	3.4

Food, Beverage & Tobacco	2.6

Health Care Equipment & Services	5.6

Household & Personal Products	2.1

Insurance	2.8

Materials	4.8

Media & Entertainment	6.7

Pharmaceuticals, Biotechnology & Life Sciences	12.0

Semiconductors & Semiconductor Equipment	6.0

Software & Services	9.9

Technology Hardware & Equipment	3.5

Telecommunication Services	0.2

Transportation	1.1

Utilities	0.7

Money Market Fund	1.5

Total Investments	100.4

Liabilities Less Other Assets	(0.4)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.2%

Australia - 2.1%
BHP Group Ltd. - Sponsored ADR (Materials)	4,858,000	$277,197,480

Brazil - 2.0%
Ambev SA - ADR (Food, Beverage & Tobacco)*	57,744,302	146,093,084
XP Inc., Class A (Financial Services)	5,541,076	110,821,520

		256,914,604

Canada - 5.3%
Alimentation Couche-Tard Inc. (Consumer Staples Distribution & Retail)	4,314,000	234,839,632
Canadian National Railway Co. (Transportation)	1,386,167	146,628,745
Manulife Financial Corp. (Insurance)	18,175,700	316,395,456

		697,863,833

China - 6.9%
ENN Energy Holdings Ltd. (Utilities)†	13,574,300	103,598,484
Haier Smart Home Co., Ltd., Class A (Consumer Durables & Apparel)†	55,888,088	169,261,860
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	41,620,950	137,592,348
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	19,414,000	98,138,482
Tencent Holdings Ltd. (Media & Entertainment)†	4,323,710	160,171,134
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	61,841,183	225,836,563

		894,598,871

Denmark - 2.0%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	601,476	170,380,400
Novozymes A/S, Class B (Materials)†	2,151,869	96,717,134

		267,097,534

France - 9.1%
Air Liquide SA (Materials)†	963,286	165,095,875
Dassault Systemes SE (Software & Services)†	4,431,526	182,785,706
Kering SA (Consumer Durables & Apparel)†	256,174	103,607,362
L’Oreal SA (Household & Personal Products)†	815,996	342,271,327
Schneider Electric SE (Capital Goods)†	2,537,799	390,249,373

		1,184,009,643

	Shares	Value

COMMON STOCKS - 96.2% (continued)

Germany - 9.5%
Allianz SE, Reg S (Insurance)†	1,525,759	$356,618,651
BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	1,479,121	138,356,978
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	11,982,827	348,176,946
SAP SE - Sponsored ADR (Software & Services)	1,662,271	222,744,314
Symrise AG (Materials)†	1,717,698	174,847,696

		1,240,744,585

Hong Kong - 1.9%
AIA Group Ltd. (Insurance)†	28,993,574	252,510,560

India - 3.0%
HDFC Bank Ltd. - ADR (Banks)	3,904,465	220,797,496
ICICI Bank Ltd. - Sponsored ADR (Banks)	7,448,659	165,285,743

		386,083,239

Indonesia - 1.2%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	716,793,600	157,565,975

Japan - 13.5%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	14,135,200	421,228,671
Daifuku Co., Ltd. (Capital Goods)†	6,851,300	114,780,043
FANUC Corp. (Capital Goods)†	1,873,812	48,066,440
Keyence Corp. (Technology Hardware & Equipment)†	405,934	157,137,843
Komatsu Ltd. (Capital Goods)†	7,574,400	175,624,052
Nitori Holdings Co., Ltd. (Consumer Discretionary Distribution & Retail)†	1,203,500	130,743,019
Shimano Inc. (Consumer Durables & Apparel)†	774,400	112,146,202
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,587,300	166,360,581
Shiseido Co., Ltd. (Household & Personal Products)†	3,181,900	100,726,819
Sony Group Corp. (Consumer Durables & Apparel)†	551,817	45,670,483
Sysmex Corp. (Health Care Equipment & Services)†	2,186,207	106,355,109
Unicharm Corp. (Household & Personal Products)†	5,260,400	178,306,712

		1,757,145,974

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.2% (continued)

Mexico - 2.8%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	3,194,702	$362,311,154

Netherlands - 0.8%
Adyen NV (Financial Services)*^†	156,086	105,514,380

Peru - 1.0%
Credicorp Ltd. (Banks)	1,013,067	126,592,852

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	4,279,605	—

Singapore - 3.1%
DBS Group Holdings Ltd. (Banks)†	16,698,680	401,502,619

South Korea - 3.7%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	389,523	486,203,749

Spain - 2.2%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	36,159,407	284,021,684

Sweden - 8.4%
Alfa Laval AB (Capital Goods)†	6,918,005	223,874,976
Assa Abloy AB, Class B (Capital Goods)†	6,417,630	136,766,316
Atlas Copco AB, Class A (Capital Goods)†	17,519,284	226,661,980
Epiroc AB, Class A (Capital Goods)†	10,627,965	174,985,432
Skandinaviska Enskilda Banken AB, Class A (Banks)†	29,271,681	326,479,374

		1,088,768,078

Switzerland - 6.7%
Alcon Inc. (Health Care Equipment & Services)	3,155,698	225,064,381
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	306,897	107,617,722
Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	1,549,366	166,959,680
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	957,128	247,271,503
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	524,496	124,286,279

		871,199,565

	Shares	Value

COMMON STOCKS - 96.2% (continued)

Taiwan - 2.4%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	3,585,251	$309,443,014

United Kingdom - 6.9%
Haleon plc (Household & Personal Products)†	80,643,515	322,772,522
Rio Tinto plc (Materials)†	4,228,297	269,501,143
Shell plc (Energy)†	9,758,082	313,608,695

		905,882,360

United States - 1.7%
Linde plc (Materials)	568,118	217,111,975

Total Common Stocks (Cost $10,124,096,235)		$12,530,283,728

SHORT TERM INVESTMENTS - 3.7%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	479,859,473	479,859,473

Total Short Term Investments (Cost $479,859,473)		$479,859,473

Total Investments — 99.9%

(Cost $10,603,955,708)		$13,010,143,201

Other Assets Less Liabilities - 0.1%		11,379,937

Net Assets — 100.0%		$13,021,523,138

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

October 31, 2023

Summary of Abbreviations

ADR American Depositary Receipt

GDR Global Depositary Receipt

Reg S Security sold outside United States without registration under the Securities Act of 1933.

* Non-income producing security.

† Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^     Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.8% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡ Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

^^ Amount is less than 0.005%.

Industry	Percentage of Net Assets
Banks	11.8%

Capital Goods	13.2

Consumer Discretionary Distribution & Retail	1.0

Consumer Durables & Apparel	3.3

Consumer Staples Distribution & Retail	1.8

Energy	2.4

Financial Services	1.7

Food, Beverage & Tobacco	5.2

Health Care Equipment & Services	3.5

Household & Personal Products	7.3

Insurance	7.8

Materials	9.1

Media & Entertainment	1.2

Pharmaceuticals, Biotechnology & Life Sciences	9.6

Semiconductors & Semiconductor Equipment	6.2

Software & Services	3.1

Technology Hardware & Equipment	4.9

Telecommunication Services	1.2

Transportation	1.1

Utilities	0.8

Money Market Fund	3.7

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Developed Markets Equity Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.5%

Australia - 2.5%
BHP Group Ltd. - Sponsored ADR (Materials)	36,591	$2,087,883

Canada - 7.2%
Alimentation Couche-Tard Inc. (Consumer Staples Distribution & Retail)	38,200	2,079,479
Canadian National Railway Co. (Transportation)	12,123	1,282,371
Manulife Financial Corp. (Insurance)	148,200	2,579,808

		5,941,658

China - 2.0%
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	210,200	596,130
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	127,300	420,834
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	178,253	650,959

		1,667,923

Denmark - 2.4%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	4,476	1,267,919
Novozymes A/S, Class B (Materials)†	15,113	679,263

		1,947,182

France - 11.1%
Air Liquide SA (Materials)†	7,974	1,366,650
Dassault Systemes SE (Software & Services)†	35,060	1,446,109
Kering SA (Consumer Durables & Apparel)†	2,015	814,949
L’Oreal SA (Household & Personal Products)†	6,159	2,583,406
Schneider Electric SE (Capital Goods)†	19,359	2,976,925

		9,188,039

Germany - 11.9%
Allianz SE, Reg S (Insurance)†	12,298	2,874,436
BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	11,688	1,093,294
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	96,406	2,801,204
SAP SE - Sponsored ADR (Software & Services)	13,398	1,795,332
Symrise AG (Materials)†	12,109	1,232,598

		9,796,864

	Shares	Value

COMMON STOCKS - 97.5% (continued)

Hong Kong - 2.6%
AIA Group Ltd. (Insurance)†	247,400	$2,154,654

India - 1.0%
HDFC Bank Ltd. - ADR (Banks)	15,195	859,277

Indonesia - 0.4%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	1,351,700	297,132

Japan - 17.2%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	112,100	3,340,578
Daifuku Co., Ltd. (Capital Goods)†	56,600	948,221
FANUC Corp. (Capital Goods)†	20,100	515,599
Keyence Corp. (Technology Hardware & Equipment)†	3,300	1,277,436
Komatsu Ltd. (Capital Goods)†	66,300	1,537,267
Nitori Holdings Co., Ltd. (Consumer Discretionary Distribution & Retail)†	9,500	1,032,039
Shimano Inc. (Consumer Durables & Apparel)†	6,400	926,828
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	28,000	1,298,496
Shiseido Co., Ltd. (Household & Personal Products)†	26,600	842,055
Sony Group Corp. (Consumer Durables & Apparel)*†	2,600	215,186
Sysmex Corp. (Health Care Equipment & Services)†	15,900	773,507
Unicharm Corp. (Household & Personal Products)†	44,000	1,491,426

		14,198,638

Netherlands - 1.1%
Adyen NV (Financial Services)*^†	1,319	891,646

Singapore - 3.9%
DBS Group Holdings Ltd. (Banks)†	135,300	3,253,150

South Korea - 1.3%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	862	1,075,951

Spain - 2.9%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	305,743	2,401,523

Sweden - 9.4%
Alfa Laval AB (Capital Goods)†	49,960	1,616,766
Assa Abloy AB, Class B (Capital Goods)†	48,133	1,025,764

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Developed Markets Equity Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.5% (continued)

Sweden - 9.4% (continued)
Atlas Copco AB, Class A (Capital Goods)†	137,539	$1,779,460
Epiroc AB, Class A (Capital Goods)†	74,967	1,234,303
Skandinaviska Enskilda Banken AB, Class A (Banks)†	184,964	2,062,981

		7,719,274

Switzerland - 8.4%
Alcon Inc. (Health Care Equipment & Services)	24,791	1,768,094
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	2,455	860,880
Nestle SA, Reg S (Food, Beverage & Tobacco)†	12,924	1,394,291
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	7,398	1,911,254
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	4,196	994,298

		6,928,817

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	7,961	687,114

United Kingdom - 9.3%
Haleon plc (Household & Personal Products)†	636,682	2,548,295
Rio Tinto plc (Materials)†	32,472	2,069,684
Shell plc (Energy)†	96,130	3,089,460

		7,707,439

United States - 2.1%
Linde plc (Materials)	4,577	1,749,146

Total Common Stocks (Cost $87,153,044)		$80,553,310

SHORT TERM INVESTMENTS - 2.4%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	1,948,634	1,948,634

Shares	Value

SHORT TERM INVESTMENTS - 2.4% (continued)

Total Short Term Investments (Cost $1,948,634)	$1,948,634

Total Investments — 99.9%

(Cost $89,101,678)	$82,501,944

Other Assets Less Liabilities - 0.1%	84,997

Net Assets — 100.0%	$82,586,941

Summary of Abbreviations

ADR American Depositary Receipt

GDR Global Depositary Receipt

Reg S Security sold outside United States without registration under the Securities Act of 1933.

† Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

* Non-income producing security.

^     Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.1% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets
Banks	10.3%

Capital Goods	15.0

Consumer Discretionary Distribution & Retail	1.3

Consumer Durables & Apparel	3.1

Consumer Staples Distribution & Retail	2.5

Energy	3.7

Financial Services	1.1

Food, Beverage & Tobacco	1.7

Health Care Equipment & Services	4.2

Household & Personal Products	9.0

Insurance	9.2

Materials	11.1

Pharmaceuticals, Biotechnology & Life Sciences	11.9

Semiconductors & Semiconductor Equipment	4.7

Software & Services	3.9

Technology Hardware & Equipment	2.8

Telecommunication Services	0.4

Transportation	1.6

Money Market Fund	2.4

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Carbon Transition Equity Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.9%

Brazil - 2.0%
Ambev SA - ADR (Food, Beverage & Tobacco)*	8,123	$20,551
XP Inc., Class A (Financial Services)	799	15,980

		36,531

Canada - 3.7%
Canadian National Railway Co. (Transportation)	182	19,252
Manulife Financial Corp. (Insurance)	2,800	48,741

		67,993

China - 7.0%
Haier Smart Home Co., Ltd., Class A (Consumer Durables & Apparel)†	11,100	33,617
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	5,700	18,843
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	5,000	25,275
Tencent Holdings Ltd. (Media & Entertainment)†	600	22,227
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	7,700	28,120

		128,082

Denmark - 3.1%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	107	30,310
Novozymes A/S, Class B (Materials)†	600	26,967

		57,277

France - 10.7%
Air Liquide SA (Materials)†	216	37,020
Dassault Systemes SE (Software & Services)†	639	26,357
Kering SA (Consumer Durables & Apparel)†	41	16,582
L’Oreal SA (Household & Personal Products)†	113	47,398
Schneider Electric SE (Capital Goods)†	448	68,891

		196,248

Germany - 9.9%
Allianz SE, Reg S (Insurance)†	215	50,252
BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	274	25,630
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,686	48,989

	Shares	Value

COMMON STOCKS - 96.9% (continued)

Germany - 9.9% (continued)
SAP SE - Sponsored ADR (Software & Services)	240	$32,160
Symrise AG (Materials)†	238	24,227

		181,258

Hong Kong - 1.9%
AIA Group Ltd. (Insurance)†	4,000	34,837

India - 3.0%
HDFC Bank Ltd. - ADR (Banks)	552	31,216
ICICI Bank Ltd. - Sponsored ADR (Banks)	1,075	23,854

		55,070

Indonesia - 1.8%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	153,000	33,633

Japan - 15.1%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,000	59,600
Daifuku Co., Ltd. (Capital Goods)†	1,000	16,753
FANUC Corp. (Capital Goods)†	500	12,826
Keyence Corp. (Technology Hardware & Equipment)†	55	21,291
Komatsu Ltd. (Capital Goods)†	1,700	39,417
Nitori Holdings Co., Ltd. (Consumer Discretionary Distribution & Retail)†	200	21,727
Shimano Inc. (Consumer Durables & Apparel)†	100	14,482
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	500	23,187
Shiseido Co., Ltd. (Household & Personal Products)†	500	15,828
Sony Group Corp. (Consumer Durables & Apparel)*†	160	13,242
Sysmex Corp. (Health Care Equipment & Services)†	300	14,595
Unicharm Corp. (Household & Personal Products)†	700	23,727

		276,675

Mexico - 3.5%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	567	64,303

Netherlands - 0.8%
Adyen NV (Financial Services)*^†	22	14,872

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Carbon Transition Equity Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.9% (continued)

Peru - 1.0%
Credicorp Ltd. (Banks)	147	$18,369

Singapore - 3.0%
DBS Group Holdings Ltd. (Banks)†	2,300	55,301

South Korea - 3.8%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	55	68,651

Spain - 3.2%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	7,342	57,669

Sweden - 9.3%
Alfa Laval AB (Capital Goods)†	973	31,488
Assa Abloy AB, Class B (Capital Goods)†	1,247	26,575
Atlas Copco AB, Class A (Capital Goods)†	2,445	31,633
Epiroc AB, Class A (Capital Goods)†	2,138	35,201
Skandinaviska Enskilda Banken AB, Class A (Banks)†	4,118	45,930

		170,827

Switzerland - 7.6%
Alcon Inc. (Health Care Equipment & Services)	436	31,096
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	44	15,429
Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	379	40,841
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	133	34,360
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	76	18,009

		139,735

Taiwan - 2.4%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	504	43,500

United Kingdom - 2.5%
Haleon plc (Household & Personal Products)†	11,259	45,064

	Shares	Value

COMMON STOCKS - 96.9% (continued)

United States - 1.6%
Linde plc (Materials)	78	$29,809

Total Common Stocks (Cost $1,839,219)		$1,775,704

SHORT TERM INVESTMENTS - 2.5%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	45,581	45,581

Total Short Term Investments (Cost $45,581)		$45,581

Total Investments — 99.4%

(Cost $1,884,800)		$1,821,285

Other Assets Less Liabilities - 0.6%		10,669

Net Assets — 100.0%		$1,831,954

Summary of Abbreviations

ADR American Depositary Receipt

GDR Global Depositary Receipt

Reg S Security sold outside United States without registration under the Securities Act of 1933.

* Non-income producing security.

† Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^     Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.8% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Carbon Transition Equity Portfolio

Portfolio of Investments (continued)

October 31, 2023

Industry	Percentage of Net Assets
Banks	12.7%

Capital Goods	15.8

Consumer Discretionary Distribution & Retail	1.2

Consumer Durables & Apparel	4.3

Financial Services	1.7

Food, Beverage & Tobacco	6.8

Health Care Equipment & Services	3.5

Household & Personal Products	7.3

Insurance	8.7

Materials	6.4

Media & Entertainment	1.2

Pharmaceuticals, Biotechnology & Life Sciences	10.2

Semiconductors & Semiconductor Equipment	6.1

Software & Services	3.2

Technology Hardware & Equipment	5.0

Telecommunication Services	1.8

Transportation	1.0

Money Market Fund	2.5

Total Investments	99.4

Other Assets Less Liabilities	0.6

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.5%

Australia - 1.0%
BHP Group Ltd. (Materials)†	3,859	$110,170

Brazil - 2.0%
Ambev SA - ADR (Food, Beverage & Tobacco)*	12,347	31,238
B3 SA - Brasil Bolsa Balcao (Financial Services)	13,200	29,061
Localiza Rent a Car SA (Transportation)*	4,300	43,386
Raia Drogasil SA (Consumer Staples Distribution & Retail)	9,776	50,026
WEG SA (Capital Goods)	5,400	35,356
XP Inc., Class A (Financial Services)	1,502	30,040

		219,107

Canada - 2.3%
Alimentation Couche-Tard Inc. (Consumer Staples Distribution & Retail)	2,700	146,979
Manulife Financial Corp. (Insurance)	5,900	102,705

		249,684

Chile - 0.3%
Banco Santander Chile - ADR (Banks)	1,728	30,067

China - 12.0%
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	2,000	22,520
Baidu Inc., Class A (Media & Entertainment)*†	2,250	29,483
China Tower Corp., Ltd., Class H (Telecommunication Services)^†	246,000	23,043
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	900	22,768
ENN Energy Holdings Ltd. (Utilities)†	8,400	64,109
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food, Beverage & Tobacco)†	5,446	27,959
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	6,800	31,069
Glodon Co., Ltd., Class A (Software & Services)†	10,172	25,602
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	11,100	42,169
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	10,800	30,629
Haitian International Holdings Ltd. (Capital Goods)†	15,000	35,726

	Shares	Value

COMMON STOCKS - 97.5% (continued)

China - 12.0% (continued)
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	3,300	$18,524
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	6,160	24,414
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food, Beverage & Tobacco)†	5,200	19,469
JD.com Inc., Class A (Consumer Discretionary Distribution & Retail)†	7,026	89,090
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	3,400	26,141
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food, Beverage & Tobacco)†	1,700	28,298
KE Holdings Inc. - ADR (Equity Real Estate Investment Trusts (REITs))	1,946	28,626
Kweichow Moutai Co., Ltd., Class A (Food, Beverage & Tobacco)†	100	22,961
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	8,500	26,108
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	5,600	18,513
Meituan, Class B (Consumer Services)*^†	1,880	26,709
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	6,000	30,330
Sangfor Technologies Inc., Class A (Software & Services)*†	1,500	17,197
Sany Heavy Industry Co., Ltd., Class A (Capital Goods)†	12,100	23,926
SF Holding Co., Ltd., Class A (Transportation)†	3,800	20,358
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	5,300	17,816
Shanghai International Airport Co., Ltd., Class A (Transportation)*†	4,700	23,890
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	4,050	33,458
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	700	27,275

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.5% (continued)

China - 12.0% (continued)
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,000	$19,538
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	11,800	17,733
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	700	16,460
Tencent Holdings Ltd. (Media & Entertainment)†	3,000	111,135
TravelSky Technology Ltd., Class H (Consumer Services)†	21,000	33,108
Trip.com Group Ltd. (Consumer Services)*†	1,101	37,527
Wuliangye Yibin Co., Ltd., Class A (Food, Beverage & Tobacco)†	1,300	27,649
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,690	31,717
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	4,500	27,992
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	7,700	17,239
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	11,900	43,457
Zhejiang Weixing New Building Materials Co., Ltd., Class A (Capital Goods)†	8,100	18,227
ZTO Express Cayman Inc. - ADR (Transportation)	1,185	27,930

		1,307,892

Czech Republic - 0.3%
Komercni banka AS (Banks)†	1,233	36,116

Denmark - 1.5%
Ambu A/S, Class B (Health Care Equipment & Services)*†	2,770	27,308
Coloplast A/S, Class B (Health Care Equipment & Services)†	377	39,308
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	277	78,466
Novozymes A/S, Class B (Materials)†	535	24,046

		169,128

	Shares	Value

COMMON STOCKS - 97.5% (continued)

Egypt - 0.3%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	24,771	$28,228

Finland - 0.7%
Kone OYJ, Class B (Capital Goods)†	601	26,043
Neste OYJ (Energy)†	1,376	46,195

		72,238

France - 7.0%
Air Liquide SA (Materials)†	765	131,112
Alten SA (Software & Services)†	887	104,970
Dassault Systemes SE (Software & Services)†	887	36,586
IPSOS SA (Media & Entertainment)†	2,051	99,731
Kering SA (Consumer Durables & Apparel)†	130	52,577
L’Oreal SA (Household & Personal Products)†	85	35,653
Remy Cointreau SA (Food, Beverage & Tobacco)†	202	23,006
Rubis SCA (Utilities)†	2,976	64,880
Safran SA (Capital Goods)†	558	86,917
Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	103	19,365
Schneider Electric SE (Capital Goods)†	691	106,258

		761,055

Germany - 10.4%
adidas AG (Consumer Durables & Apparel)†	222	39,267
Allianz SE, Reg S (Insurance)†	507	118,502
Bayerische Motoren Werke AG (Automobiles & Components)†	957	88,734
Bechtle AG (Software & Services)†	2,250	100,079
BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	1,057	98,872
Brenntag SE (Capital Goods)†	1,433	106,314
Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	225	19,461
FUCHS SE (Materials)†	2,385	80,005
HelloFresh SE (Consumer Staples Distribution & Retail)*†	1,697	36,851
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	3,128	90,888

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.5% (continued)

Germany - 10.4% (continued)
KWS Saat SE & Co. KGaA (Food, Beverage & Tobacco)†	863	$48,762
Nemetschek SE (Software & Services)†	845	62,958
Rational AG (Capital Goods)†	50	28,570
SAP SE - Sponsored ADR (Software & Services)	908	121,672
Scout24 SE (Media & Entertainment)^†	486	29,778
Symrise AG (Materials)†	253	25,753
TeamViewer SE (Software & Services)*^†	2,653	40,781

		1,137,247

Hong Kong - 2.8%
AIA Group Ltd. (Insurance)†	8,200	71,415
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	12,100	102,654
Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)^†	11,900	22,619
Techtronic Industries Co., Ltd. (Capital Goods)†	11,500	104,297

		300,985

Iceland - 0.1%
Marel HF (Capital Goods)^†	5,278	14,376

India - 0.9%
Asian Paints Ltd. (Materials)†	885	31,869
HDFC Bank Ltd. (Banks)†	1,725	30,624
Tata Consultancy Services Ltd. (Software & Services)†	892	36,189

		98,682

Indonesia - 1.0%
Astra International Tbk PT (Capital Goods)†	111,500	40,389
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	129,800	40,575
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	115,400	25,367

		106,331

Israel - 1.2%
CyberArk Software Ltd. (Software & Services)*	241	39,437
Nice Ltd. - Sponsored ADR (Software & Services)*	580	89,523

		128,960

Italy - 2.3%
DiaSorin SpA (Health Care Equipment & Services)†	246	22,062
FinecoBank Banca Fineco SpA (Banks)†	9,124	107,709

	Shares	Value

COMMON STOCKS - 97.5% (continued)

Italy - 2.3% (continued)
Reply SpA (Software & Services)†	729	$68,766
Tenaris SA - ADR (Energy)	1,791	56,094

		254,631

Japan - 14.0%
BML Inc. (Health Care Equipment & Services)†	2,100	39,721
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,200	125,160
Daifuku Co., Ltd. (Capital Goods)†	5,400	90,466
Disco Corp. (Semiconductors & Semiconductor Equipment)†	100	17,602
GMO Payment Gateway Inc. (Financial Services)†	300	12,047
Hakuhodo DY Holdings Inc. (Media & Entertainment)†	9,090	72,362
Kakaku.com Inc. (Media & Entertainment)†	2,700	26,069
Keyence Corp. (Technology Hardware & Equipment)†	60	23,226
Komatsu Ltd. (Capital Goods)†	4,540	105,267
Lasertec Corp. (Semiconductors & Semiconductor Equipment)†	600	100,051
M3 Inc. (Health Care Equipment & Services)†	6,600	102,386
Makita Corp. (Capital Goods)†	3,900	106,227
MISUMI Group Inc. (Capital Goods)†	4,200	62,948
Nitori Holdings Co., Ltd. (Consumer Discretionary Distribution & Retail)†	1,000	108,636
Recruit Holdings Co., Ltd. (Commercial & Professional Services)†	2,600	75,205
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,600	31,186
Shimano Inc. (Consumer Durables & Apparel)†	600	86,890
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,600	120,575
Shiseido Co., Ltd. (Household & Personal Products)†	800	25,325
Sony Group Corp. (Consumer Durables & Apparel)†	1,300	107,593
Stanley Electric Co., Ltd. (Automobiles & Components)†	4,415	70,404

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.5% (continued)

Japan - 14.0% (continued)
Sysmex Corp. (Health Care Equipment & Services)†	400	$19,459

		1,528,805

Kazakhstan - 0.9%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	3,384	42,387
Kaspi.KZ JSC - GDR, Reg S (Financial Services)†	657	59,400

		101,787

Mexico - 1.7%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	602	68,273
Grupo Financiero Banorte SAB de CV, Series O (Banks)	9,400	76,289
Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	10,100	36,150

		180,712

Netherlands - 1.9%
Adyen NV (Financial Services)*^†	38	25,688
ASM International NV (Semiconductors & Semiconductor Equipment)†	162	67,000
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	189	113,175

		205,863

Norway - 1.2%
Adevinta ASA (Media & Entertainment)*†	11,149	98,119
TOMRA Systems ASA (Capital Goods)†	3,576	28,374

		126,493

Panama - 0.3%
Copa Holdings SA, Class A (Transportation)	404	32,987

Peru - 0.3%
Credicorp Ltd. (Banks)	297	37,113

Philippines - 3.9%
Bank of the Philippine Islands (Banks)†	63,742	112,964
BDO Unibank Inc. (Banks)†	54,920	123,726
International Container Terminal Services Inc. (Transportation)†	12,650	44,906
Jollibee Foods Corp. (Consumer Services)†	8,190	29,631
Robinsons Retail Holdings Inc. (Consumer Staples Distribution & Retail)†	35,230	25,529

	Shares	Value

COMMON STOCKS - 97.5% (continued)

Philippines - 3.9% (continued)
Security Bank Corp. (Banks)†	16,720	$22,679
SM Prime Holdings Inc. (Equity Real Estate Investment Trusts (REITs))†	74,900	39,507
Universal Robina Corp. (Food, Beverage & Tobacco)†	12,270	23,626

		422,568

Poland - 0.7%
Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	4,376	31,393
ING Bank Slaski SA (Banks)*†	878	45,568

		76,961

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	603	—
Sberbank of Russia PJSC (Banks)‡	13,556	—

		—

Saudi Arabia - 0.8%
Al Rajhi Bank (Banks)†	1,740	31,129
Jarir Marketing Co. (Consumer Discretionary Distribution & Retail)†	6,410	24,740
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	1,006	26,825

		82,694

Singapore - 2.1%
DBS Group Holdings Ltd. (Banks)†	4,614	110,939
Oversea-Chinese Banking Corp., Ltd. (Banks)†	13,338	123,569

		234,508

Slovenia - 0.3%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	303	33,957

South Africa - 0.8%
Capitec Bank Holdings Ltd. (Banks)†	364	32,491
Discovery Ltd. (Insurance)†	3,622	24,975
Standard Bank Group Ltd. (Banks)†	2,955	29,095

		86,561

South Korea - 1.2%
Amorepacific Corp. (Household & Personal Products)†	231	21,745
Cheil Worldwide Inc. (Media & Entertainment)†	1,836	27,006
Coway Co., Ltd. (Consumer Durables & Apparel)†	524	16,903

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.5% (continued)

South Korea - 1.2% (continued)
Kakao Corp. (Media & Entertainment)†	869	$24,522
NAVER Corp. (Media & Entertainment)†	202	28,322
NCSoft Corp. (Media & Entertainment)†	105	18,233

		136,731

Spain - 2.7%
Amadeus IT Group SA (Consumer Services)†	464	26,509
Banco Bilbao Vizcaya Argentaria SA (Banks)†	18,026	141,589
Banco Santander SA - Sponsored ADR (Banks)	34,683	125,900

		293,998

Sweden - 4.5%
Alfa Laval AB (Capital Goods)†	3,519	113,879
Assa Abloy AB, Class B (Capital Goods)†	4,623	98,521
Epiroc AB, Class A (Capital Goods)†	4,760	78,372
Evolution AB (Consumer Services)^†	779	69,534
Skandinaviska Enskilda Banken AB, Class A (Banks)†	9,177	102,355
Thule Group AB (Consumer Durables & Apparel)^†	1,256	28,592

		491,253

Switzerland - 4.8%
Alcon Inc. (Health Care Equipment & Services)	1,517	108,193
Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)†	470	55,494
Novartis AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	922	86,077
Partners Group Holding AG (Financial Services)†	33	34,960
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	407	105,147
SGS SA, Reg S (Commercial & Professional Services)†	275	22,436
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	124	29,383
Straumann Holding AG, Reg S (Health Care Equipment & Services)†	290	34,548

	Shares	Value

COMMON STOCKS - 97.5% (continued)

Switzerland - 4.8% (continued)
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	183	$52,435

		528,673

Taiwan - 2.5%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	3,297	33,764
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	19,000	40,091
Delta Electronics Inc. (Technology Hardware & Equipment)†	3,000	27,158
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,000	31,842
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	9,000	26,885
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	7,000	115,330

		275,070

United Arab Emirates - 1.0%
Agthia Group PJSC (Food, Beverage & Tobacco)†	23,110	28,023
Emaar Properties PJSC (Equity Real Estate Investment Trusts (REITs))†	46,114	83,925

		111,948

United Kingdom - 5.8%
Compass Group plc (Consumer Services)†	3,381	85,312
Diploma plc (Capital Goods)†	3,481	120,753
Grafton Group plc (Capital Goods)†	5,899	55,601
Haleon plc (Household & Personal Products)†	8,400	33,621
Rathbones Group plc (Financial Services)†	2,788	50,819
Reckitt Benckiser Group plc (Household & Personal Products)†	1,503	100,761
Rightmove plc (Media & Entertainment)†	8,008	46,347
Rio Tinto plc (Materials)†	1,782	113,580
Unilever plc (Household & Personal Products)†	586	27,765

		634,559

Total Common Stocks (Cost $11,559,354)		$10,648,138

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

PREFERRED STOCKS - 1.3%

Colombia - 0.3%
Bancolombia SA - Sponsored ADR, 11.95% (Banks)+	1,364	$34,618

Germany - 0.2%
Sartorius AG, 0.61% (Pharmaceuticals, Biotechnology & Life Sciences)+†	71	17,751

South Korea - 0.8%

Samsung Electronics Co., Ltd. - GDR, Reg S, 2.72% (Technology Hardware & Equipment)+†	89	88,399

Total Preferred Stocks (Cost $161,102)		$140,768

SHORT TERM INVESTMENTS - 1.5%

Northern Institutional Funds - Treasury Portfolio (Premier Shares) , 5.21% (Money Market Funds)	166,798	166,798

Total Short Term Investments (Cost $166,798)		$166,798

Total Investments — 100.3%

(Cost $11,887,254)		$10,955,704

Liabilities Less Other Assets - (0.3)%		(30,608)

Net Assets — 100.0%		$10,925,096

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

REIT	Real Estate Investment Trust

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.6% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

Industry	Percentage of Net Assets

Automobiles & Components	1.7%

Banks	13.5

Capital Goods	15.2

Commercial & Professional Services	0.9

Consumer Discretionary Distribution & Retail	2.3

Consumer Durables & Apparel	4.8

Consumer Services	2.9

Consumer Staples Distribution & Retail	2.7

Energy	0.9

Equity Real Estate Investment Trusts (REITs)	1.5

Financial Services	2.2

Food, Beverage & Tobacco	3.3

Health Care Equipment & Services	4.6

Household & Personal Products	2.2

Insurance	3.2

Materials	5.2

Media & Entertainment	5.6

Pharmaceuticals, Biotechnology & Life Sciences	7.8

Semiconductors & Semiconductor Equipment	6.3

Software & Services	7.0

Technology Hardware & Equipment	1.7

Telecommunication Services	0.4

Transportation	1.7

Utilities	1.2

Money Market Fund	1.5

Total Investments	100.3

Liabilities Less Other Assets	(0.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.7%

Bangladesh - 1.0%
Square Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	2,536,599	$4,857,853

Belgium - 0.7%
Lotus Bakeries NV (Food, Beverage & Tobacco)†	464	3,442,373

Brazil - 1.1%
Localiza Rent a Car SA (Transportation)*	505,000	5,095,324

Canada - 1.0%
Kinaxis Inc. (Software &
Services)*	48,200	4,706,864

China - 5.5%
Haitian International Holdings Ltd. (Capital Goods)†	2,317,000	5,518,408
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	1,370,681	3,631,009
Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	100,624	3,287,396
Shanghai Hanbell Precise Machinery Co., Ltd., Class A (Capital Goods)†	1,862,882	5,976,961
TravelSky Technology Ltd., Class H (Consumer Services)†	2,277,000	3,589,809
Yantai China Pet Foods Co., Ltd., Class A (Food, Beverage & Tobacco)†	1,102,699	3,683,311

		25,686,894

Denmark - 1.9%
Chr Hansen Holding A/S (Materials)†	132,154	8,999,315

Finland - 1.3%
Vaisala OYJ, Class A (Technology Hardware & Equipment)†	184,560	6,290,463

France - 3.7%
Alten SA (Software & Services)†	67,886	8,033,801
Rubis SCA (Utilities)†	429,158	9,356,031

		17,389,832

Germany - 14.2%
Bechtle AG (Software & Services)†	191,238	8,506,209
Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*†	249,310	4,292,227
FUCHS SE (Materials)†	284,777	9,552,909
HelloFresh SE (Consumer Staples Distribution & Retail)*†	201,472	4,375,050

	Shares	Value

COMMON STOCKS - 97.7% (continued)

Germany - 14.2% (continued)
KWS Saat SE & Co. KGaA (Food, Beverage & Tobacco)†	152,487	$8,615,886
Nemetschek SE (Software & Services)†	104,837	7,810,982
Pfeiffer Vacuum Technology AG (Capital Goods)†	24,725	3,814,999
Scout24 SE (Media & Entertainment)^†	90,361	5,536,526
STRATEC SE (Health Care Equipment & Services)†	173,343	7,999,012
TeamViewer SE (Software & Services)*^†	405,479	6,232,845

		66,736,645

Hong Kong - 0.5%
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	275,700	2,338,987

Iceland - 1.3%
Marel HF (Capital Goods)^†	2,207,313	6,012,228

India - 3.1%
Max Financial Services Ltd. (Insurance)*†	970,805	10,682,528
SH Kelkar & Co., Ltd. (Materials)^†	2,101,166	3,639,776

		14,322,304

Indonesia - 2.1%
Prodia Widyahusada Tbk PT (Health Care Equipment & Services)†	7,800,400	3,155,810
Sarana Menara Nusantara Tbk PT (Telecommunication Services)†	119,281,400	6,680,042

		9,835,852

Israel - 2.0%
CyberArk Software Ltd. (Software & Services)*	56,067	9,174,804

Italy - 2.6%
DiaSorin SpA (Health Care Equipment & Services)†	56,491	5,066,215
Reply SpA (Software & Services)†	77,404	7,301,508

		12,367,723

Japan - 9.5%
Ariake Japan Co., Ltd. (Food, Beverage & Tobacco)†	239,900	7,572,838
BML Inc. (Health Care Equipment & Services)†	192,500	3,641,129
Infomart Corp. (Commercial & Professional Services)†	338,500	813,520
JCU Corp. (Materials)†	242,100	5,252,036
MISUMI Group Inc. (Capital Goods)†	152,800	2,290,093

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.7% (continued)

Japan - 9.5% (continued)
Pigeon Corp. (Household & Personal Products)†	240,700	$2,545,079
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	342,400	2,966,121
SMS Co., Ltd. (Commercial &
Professional Services)†	399,300	6,349,160
Solasto Corp. (Health Care Equipment & Services)†	1,539,300	5,983,539
Stanley Electric Co., Ltd. (Automobiles & Components)†	453,200	7,227,028

		44,640,543

Kuwait - 0.6%
Mabanee Co. KPSC (Equity Real Estate Investment Trusts (REITs))†	1,053,598	2,809,006

Lithuania - 1.8%
Siauliu Bankas AB (Banks)†	13,100,870	8,498,445

Malaysia - 2.0%
Dialog Group Bhd. (Energy)†	12,333,240	5,566,037
TIME dotCom Bhd. (Telecommunication Services)†	3,592,600	4,011,819

		9,577,856

Mexico - 2.7%
Grupo Herdez SAB de CV (Food, Beverage & Tobacco)	2,018,247	4,586,365
Megacable Holdings SAB de CV (Media & Entertainment)	4,082,100	7,983,518

		12,569,883

Norway - 0.7%
TOMRA Systems ASA (Capital Goods)†	400,352	3,176,589

Philippines - 0.6%
Robinsons Retail Holdings Inc. (Consumer Staples Distribution & Retail)†	3,674,240	2,662,530

Romania - 0.6%
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	266,011	2,583,869

Saudi Arabia - 0.5%
Jarir Marketing Co. (Consumer Discretionary Distribution & Retail)†	586,192	2,262,502

South Korea - 1.7%
Cheil Worldwide Inc. (Media & Entertainment)†	442,159	6,503,841

	Shares	Value

COMMON STOCKS - 97.7% (continued)

South Korea - 1.7% (continued)
NCSoft Corp. (Media & Entertainment)†	8,681	$1,507,475

		8,011,316

Spain - 2.3%
Bankinter SA (Banks)†	725,621	4,588,891
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)†	7,104,861	6,134,289

		10,723,180

Sweden - 3.1%
Cellavision AB (Health Care Equipment & Services)†	364,793	4,441,551
Paradox Interactive AB (Media & Entertainment)†	230,898	4,420,564
Thule Group AB (Consumer Durables & Apparel)^†	248,309	5,652,691

		14,514,806

Switzerland - 7.2%
Belimo Holding AG, Reg S (Capital Goods)†	12,459	5,223,774
Bossard Holding AG, Class A, Reg S (Capital Goods)†	32,831	6,760,257
Burckhardt Compression Holding AG (Capital Goods)†	12,459	6,317,655
LEM Holding SA, Reg S (Technology Hardware & Equipment)†	4,798	9,718,120
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	20,855	5,975,581

		33,995,387

Taiwan - 2.0%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	287,476	2,944,017
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	1,761,700	3,717,279
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	169,909	2,705,152

		9,366,448

United Kingdom - 16.5%
Airtel Africa plc (Telecommunication Services)^†	5,890,785	8,159,848
Baltic Classifieds Group plc (Media & Entertainment)†	1,155,833	2,784,858
Bank of Georgia Group plc (Banks)†	166,807	6,785,259
Clarkson plc (Transportation)†	200,215	6,458,984
Cranswick plc (Food, Beverage & Tobacco)†	193,443	8,241,104

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.7% (continued)

United Kingdom - 16.5% (continued)
Diploma plc (Capital Goods)†	237,301	$8,231,792
Grafton Group plc (Capital Goods)†	605,674	5,708,766
Keywords Studios plc (Software & Services)†	471,062	7,474,304
Rathbones Group plc (Financial Services)†	109,171	1,989,961
Rightmove plc (Media & Entertainment)†	238,433	1,379,961
Senior plc (Capital Goods)†	5,553,096	10,611,001
YouGov plc (Media & Entertainment)†	903,920	9,753,310

		77,579,148

United States - 1.3%
Globant SA (Software & Services)*	24,570	4,184,025
Sensata Technologies Holding plc (Capital Goods)	66,068	2,106,248

		6,290,273

Vietnam - 2.6%

Hoa Phat Group JSC (Materials)*†	12,832,754	12,051,387

Total Common Stocks (Cost $437,541,766)		$458,570,629

SHORT TERM INVESTMENTS - 2.2%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	10,241,616	10,241,616

Total Short Term Investments (Cost $10,241,616)		$10,241,616

Total Investments — 99.9%

(Cost $447,783,382)		$468,812,245

Other Assets Less Liabilities - 0.1%		656,999

Net Assets — 100.0%		$469,469,244

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

REIT	Real Estate Investment Trust

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 7.5% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Automobiles & Components	1.5%

Banks	4.2

Capital Goods	16.0

Commercial & Professional Services	1.6

Consumer Discretionary Distribution & Retail	0.5

Consumer Durables & Apparel	1.8

Consumer Services	0.7

Consumer Staples Distribution & Retail	1.5

Energy	1.8

Equity Real Estate Investment Trusts (REITs)	0.6

Financial Services	0.4

Food, Beverage & Tobacco	7.8

Health Care Equipment & Services	6.6

Household & Personal Products	0.5

Insurance	3.6

Materials	8.4

Media & Entertainment	8.5

Pharmaceuticals, Biotechnology & Life Sciences	3.8

Semiconductors & Semiconductor Equipment	1.3

Software & Services	13.5

Technology Hardware & Equipment	4.7

Telecommunication Services	3.9

Transportation	2.5

Utilities	2.0
Money Market Fund	2.2

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.1%

Brazil - 4.5%
B3 SA - Brasil Bolsa Balcao (Financial Services)	5,206,400	$11,462,496
Localiza Rent a Car SA (Transportation)*	2,473,478	24,956,776
Lojas Renner SA (Consumer Discretionary Distribution & Retail)*	3,614,370	8,789,047
Magazine Luiza SA (Consumer Discretionary Distribution & Retail)*	46,558,763	12,282,076
WEG SA (Capital Goods)	2,356,192	15,426,766
XP Inc., Class A (Financial Services)	568,219	11,364,380

		84,281,541

China - 28.0%
Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*†	2,953,216	30,426,353
Alibaba Group Holding Ltd. - Sponsored ADR (Consumer Discretionary Distribution & Retail)*	67,127	5,540,663
Baidu Inc., Class A (Media & Entertainment)*†	574,858	7,532,590
China Tourism Group Duty Free Corp., Ltd., Class A (Consumer Discretionary Distribution & Retail)†	742,000	9,573,938
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	998,682	25,264,011
ENN Energy Holdings Ltd. (Utilities)†	1,723,817	13,156,099
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	2,646,600	12,092,181
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	4,758,150	12,604,601
JD.com Inc., Class A (Consumer Discretionary Distribution & Retail)†	1,548,788	19,638,727
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	2,648,100	20,360,210
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	5,770,500	17,723,967
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	5,941,700	19,642,330
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	2,004,464	14,457,380
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	6,348,500	32,091,900

	Shares	Value

COMMON STOCKS - 96.1% (continued)

China - 28.0% (continued)
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	1,674,500	$13,833,546
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	519,500	20,242,118
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,068,000	29,971,733
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	695,730	16,359,234
Tencent Holdings Ltd. (Media & Entertainment)†	1,901,500	70,440,759
Trip.com Group Ltd. (Consumer Services)*†	929,100	31,667,816
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,060,500	12,504,136
WuXi AppTec Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	2,052,500	24,791,590
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	2,374,500	14,770,198
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	7,256,636	26,500,362
ZTO Express Cayman Inc. - ADR (Transportation)	870,171	20,509,931

		521,696,373

Czech Republic - 0.5%
Komercni banka AS (Banks)†	331,383	9,706,589

Egypt - 0.5%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	8,949,205	10,197,954

Hong Kong - 3.6%
AIA Group Ltd. (Insurance)†	3,798,415	33,081,120
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	1,152,969	9,781,572
Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)^†	3,819,900	7,260,796
Techtronic Industries Co., Ltd. (Capital Goods)†	1,790,801	16,241,243

		66,364,731

India - 13.1%
Asian Paints Ltd. (Materials)†	486,330	17,512,813
HDFC Bank Ltd. (Banks)†	5,074,373	90,086,277
Kotak Mahindra Bank Ltd. (Banks)†	1,020,234	21,330,415

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.1% (continued)

India - 13.1% (continued)
Maruti Suzuki India Ltd. (Automobiles & Components)†	420,264	$52,479,306
Tata Consultancy Services Ltd. (Software & Services)†	1,547,621	62,788,319
		244,197,130

Indonesia - 3.8%
Astra International Tbk PT (Capital Goods)†	67,752,400	24,542,082
Bank Central Asia Tbk PT (Banks)†	31,562,765	17,401,252
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	91,882,100	28,722,106

		70,665,440
Italy - 2.1%
Tenaris SA - ADR (Energy)	1,225,666	38,387,859

Kazakhstan - 1.5%
Kaspi.KZ JSC - GDR, Reg S (Financial Services)†	300,526	27,170,892

Kenya - 0.4%
Safaricom plc (Telecommunication Services)†	87,163,427	7,200,898

Mexico - 6.3%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	389,024	44,119,212
Grupo Financiero Banorte SAB de CV, Series O (Banks)	4,535,200	36,806,837
Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	9,996,900	35,781,239

		116,707,288

Panama - 0.7%
Copa Holdings SA, Class A (Transportation)	159,275	13,004,804

Poland - 0.6%
Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	834,085	5,983,729
CD Projekt SA (Media & Entertainment)†	247,448	6,167,509

		12,151,238

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	1,601,095	—
Sberbank of Russia PJSC (Banks)‡	880,800	—
Sberbank of Russia PJSC (Banks)‡	35,707,448	—
		—

	Shares	Value

COMMON STOCKS - 96.1% (continued)

Saudi Arabia - 1.0%
Al Rajhi Bank (Banks)†	1,061,180	$18,984,524
South Africa - 1.8%
Discovery Ltd. (Insurance)†	1,502,169	10,358,076
Standard Bank Group Ltd. (Banks)†	2,336,853	23,008,088

		33,366,164

South Korea - 8.3%
Coway Co., Ltd. (Consumer Durables & Apparel)†	281,574	9,082,895
LG H&H Co., Ltd. (Household & Personal Products)†	56,443	13,262,109
NAVER Corp. (Media & Entertainment)†	153,514	21,523,512
NCSoft Corp. (Media & Entertainment)†	61,394	10,661,204
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	79,280	98,957,528

		153,487,248

Taiwan - 13.8%
Airtac International Group (Capital Goods)†	1,174,133	38,392,877
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	331,818	26,624,399
Delta Electronics Inc. (Technology Hardware & Equipment)†	3,819,000	34,572,159
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,361,031	37,590,399
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	4,083,545	12,198,454
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	6,484,277	106,832,499

		256,210,787

United Arab Emirates - 1.4%
Emaar Properties PJSC (Equity Real Estate Investment Trusts (REITs))†	13,848,211	25,203,146

United Kingdom - 1.5%
Bank of Georgia Group plc (Banks)†	216,513	8,807,165
Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	771,977	20,060,458

		28,867,623

United States - 2.7%
EPAM Systems Inc. (Software & Services)*	96,512	20,998,116

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.1% (continued)

United States - 2.7% (continued)
Globant SA (Software & Services)*	168,675	$28,723,666
		49,721,782

Total Common Stocks (Cost $1,658,930,127)		$1,787,574,011

PREFERRED STOCKS - 2.3%

Brazil - 1.4%
Itau Unibanco Holding SA - Sponsored ADR (Banks)*	4,747,146	25,207,345

Colombia - 0.5%
Bancolombia SA - Sponsored ADR, 11.95% (Banks)+	394,254	10,006,167

South Korea - 0.4%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.72% (Technology Hardware & Equipment)+†	6,602	6,557,429

Total Preferred Stocks (Cost $33,533,293)		$41,770,941

RIGHTS - 0.0%^^

Brazil - 0.0%^^
Localiza Rent a Car SA (Transportation)*	19,202	26,660

Total Rights (Cost $0)		$26,660

SHORT TERM INVESTMENTS - 1.4%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	26,135,459	26,135,459

Total Short Term Investments (Cost $26,135,459)		$26,135,459

Total Investments — 99.8%

(Cost $1,718,598,879)		$1,855,507,071

Other Assets Less Liabilities - 0.2%		4,151,187

Net Assets — 100.0%		$1,859,658,258

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.5% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2023

Industry	Percentage of Net Assets
Automobiles & Components	3.4%

Banks	16.0

Capital Goods	10.4

Consumer Discretionary Distribution & Retail	5.0

Consumer Durables & Apparel	5.8

Consumer Services	1.7

Consumer Staples Distribution & Retail	1.9

Energy	2.1

Equity Real Estate Investment Trusts (REITs)	1.4

Financial Services	2.7

Food, Beverage & Tobacco	3.9

Health Care Equipment & Services	1.1

Household & Personal Products	0.7

Insurance	4.1

Materials	0.9

Media & Entertainment	6.3

Pharmaceuticals, Biotechnology & Life Sciences	2.8

Semiconductors & Semiconductor Equipment	9.6

Software & Services	6.1

Technology Hardware & Equipment	8.3

Telecommunication Services	0.4

Transportation	3.1

Utilities	0.7

Money Market Fund	1.4

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 95.8%
Brazil - 4.5%
B3 SA - Brasil Bolsa Balcao (Financial Services)	3,988,809	$8,781,828
Localiza Rent a Car SA (Transportation)*	1,361,904	13,741,271
Magazine Luiza SA (Consumer Discretionary Distribution & Retail)*	32,225,068	8,500,886
WEG SA (Capital Goods)	1,261,848	8,261,735
XP Inc., Class A (Financial Services)	309,883	6,197,660

		45,483,380
China - 28.2%
Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*†	2,059,600	21,219,618
Alibaba Group Holding Ltd. - Sponsored ADR (Consumer Discretionary Distribution & Retail)*	36,103	2,979,942
Baidu Inc., Class A (Media & Entertainment)*†	306,264	4,013,097
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	535,901	13,556,877
ENN Energy Holdings Ltd. (Utilities)†	895,013	6,830,701
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	1,335,496	6,101,814
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	2,522,134	6,681,271
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	1,409,500	10,837,097
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	3,067,500	9,421,761
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	3,154,100	10,426,961
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	1,848,315	13,331,141
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	3,377,000	17,070,859
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	857,500	7,084,064
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	276,200	10,762,027
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,629,710	15,920,872

	Shares	Value

COMMON STOCKS - 95.8% (continued)

China - 28.2% (continued)
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	370,176	$8,704,233
Tencent Holdings Ltd. (Media & Entertainment)†	1,148,100	42,531,178
Trip.com Group Ltd. (Consumer Services)*†	650,250	22,163,381
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	552,959	6,519,825
WuXi AppTec Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	1,096,900	13,249,157
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	1,258,500	7,828,298
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	3,847,299	14,049,873
ZTO Express Cayman Inc. - ADR (Transportation)	464,045	10,937,541

		282,221,588

Czech Republic - 0.5%
Komercni banka AS (Banks)†	174,579	5,113,620

Egypt - 0.5%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	4,717,956	5,376,288

Hong Kong - 3.6%
AIA Group Ltd. (Insurance)†	2,018,671	17,580,991
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	643,445	5,458,866
Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)^†	2,029,700	3,858,017
Techtronic Industries Co., Ltd. (Capital Goods)†	957,360	8,682,548

		35,580,422

India - 12.9%
Asian Paints Ltd. (Materials)†	257,778	9,282,623
HDFC Bank Ltd. (Banks)†	2,698,458	47,906,221
Kotak Mahindra Bank Ltd. (Banks)†	542,813	11,348,795
Maruti Suzuki India Ltd. (Automobiles & Components)†	220,341	27,514,474
Tata Consultancy Services Ltd. (Software & Services)†	819,425	33,244,779

		129,296,892

Indonesia - 3.8%
Astra International Tbk PT (Capital Goods)†	35,862,307	12,990,472

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 95.8% (continued)

Indonesia - 3.8% (continued)
Bank Central Asia Tbk PT (Banks)†	16,796,164	$9,260,097
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	48,845,436	15,268,957

		37,519,526

Italy - 2.1%
Tenaris SA - ADR (Energy)	662,873	20,761,182

Kazakhstan - 1.4%
Kaspi.KZ JSC - GDR, Reg S (Financial Services)†	158,955	14,371,299

Kenya - 0.4%
Safaricom plc (Telecommunication Services)†	45,340,373	3,745,738

Mexico - 6.3%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	212,841	24,138,298
Grupo Financiero Banorte SAB de CV, Series O (Banks)	2,453,474	19,911,937
Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	5,430,815	19,438,155

		63,488,390

Panama - 0.7%
Copa Holdings SA, Class A (Transportation)	84,591	6,906,855

Poland - 0.6%
Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	445,223	3,194,032
CD Projekt SA (Media & Entertainment)†	127,267	3,172,062

		6,366,094

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	910,483	—
Sberbank of Russia PJSC (Banks)‡	20,812,636	—
		—

Saudi Arabia - 1.0%
Al Rajhi Bank (Banks)†	553,088	9,894,751

South Africa - 1.8%
Discovery Ltd. (Insurance)†	808,150	5,572,529
Standard Bank Group Ltd. (Banks)†	1,241,751	12,225,979

		17,798,508

South Korea - 8.3%
Coway Co., Ltd. (Consumer Durables & Apparel)†	271,911	8,771,190
NAVER Corp. (Media & Entertainment)†	80,191	11,243,222

	Shares	Value

COMMON STOCKS - 95.8% (continued)

South Korea - 8.3% (continued)
NCSoft Corp. (Media & Entertainment)†	59,492	$10,330,918
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	42,075	52,518,138

		82,863,468

Taiwan - 13.6%
Airtac International Group (Capital Goods)†	618,823	20,234,842
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	174,309	13,986,199
Delta Electronics Inc. (Technology Hardware & Equipment)†	2,029,000	18,367,874
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	1,258,846	20,042,313
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	2,210,146	6,602,196
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	3,435,147	56,596,184

		135,829,608

United Arab Emirates - 1.4%
Emaar Properties PJSC (Equity Real Estate Investment Trusts (REITs))†	7,503,450	13,655,955

United Kingdom - 1.5%
Bank of Georgia Group plc (Banks)†	113,273	4,607,640
Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	413,018	10,732,613

		15,340,253

United States - 2.7%
EPAM Systems Inc. (Software & Services)*	51,572	11,220,520
Globant SA (Software & Services)*	91,684	15,612,868
		26,833,388

Total Common Stocks (Cost $781,425,663)		$958,447,205

PREFERRED STOCKS - 2.2%

Brazil - 1.3%
Itau Unibanco Holding SA - Sponsored ADR (Banks)*	2,519,472	13,378,396

Colombia - 0.5%
Bancolombia SA - Sponsored ADR, 11.95% (Banks)+	203,284	5,159,348

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

PREFERRED STOCKS - 2.2% (continued)
South Korea - 0.4%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.72% (Technology Hardware & Equipment)+†	3,469	$3,445,580

Total Preferred Stocks (Cost $17,386,198)		$21,983,324

RIGHTS - 0.0%^^
Brazil - 0.0%^^
Localiza Rent a Car SA (Transportation)*	9,986	13,865

Total Rights (Cost $0)		$13,865

SHORT TERM INVESTMENTS - 2.1%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.12% (Money Market Funds)	20,760,654	20,760,654

Total Short Term Investments (Cost $20,760,654)		$20,760,654

Total Investments — 100.1%

(Cost $819,572,515)		$1,001,205,048

Liabilities Less Other Assets - (0.1)%		(1,212,785)

Net Assets — 100.0%		$999,992,263

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.4% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets
Automobiles & Components	3.4%

Banks	15.8

Capital Goods	10.3

Consumer Discretionary Distribution & Retail	3.5

Consumer Durables & Apparel	6.7

Consumer Services	2.2

Consumer Staples Distribution & Retail	1.9

Energy	2.1

Equity Real Estate Investment Trusts (REITs)	1.4

Financial Services	2.9

Food, Beverage & Tobacco	3.9

Health Care Equipment & Services	1.1

Insurance	4.1

Materials	0.9

Media & Entertainment	7.1

Pharmaceuticals, Biotechnology & Life Sciences	2.7

Semiconductors & Semiconductor Equipment	9.5

Software & Services	6.0

Technology Hardware & Equipment	8.2

Telecommunication Services	0.4

Transportation	3.2

Utilities	0.7

Money Market Fund	2.1

Total Investments	100.1

Liabilities Less Other Assets	(0.1)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets ex China Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 88.8%

Brazil - 7.4%
B3 SA - Brasil Bolsa Balcao (Financial Services)	12,500	$27,520
Localiza Rent a Car SA (Transportation)*	7,172	72,364
Lojas Renner SA (Consumer Discretionary Distribution & Retail)*	9,200	22,371
Magazine Luiza SA (Consumer Discretionary Distribution & Retail)*	139,600	36,826
WEG SA (Capital Goods)	9,400	61,545
XP Inc., Class A (Financial Services)	1,156	23,120

		243,746

Czech Republic - 1.0%
Komercni banka AS (Banks)†	1,113	32,601

Egypt - 0.4%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	12,477	14,218

India - 14.9%
Asian Paints Ltd. (Materials)†	1,540	55,456
HDFC Bank Ltd. (Banks)†	8,642	153,423
Kotak Mahindra Bank Ltd. (Banks)†	2,817	58,896
Maruti Suzuki India Ltd. (Automobiles & Components)†	754	94,154
Tata Consultancy Services Ltd. (Software & Services)†	3,215	130,435

		492,364

Indonesia - 6.4%
Astra International Tbk PT (Capital Goods)†	174,100	63,065
Bank Central Asia Tbk PT (Banks)†	72,900	40,191
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	210,300	65,739
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	190,100	41,788

		210,783

Italy - 1.7%
Tenaris SA - ADR (Energy)	1,822	57,065

Kazakhstan - 1.8%
Kaspi.KZ JSC - GDR, Reg S (Financial Services)†	653	59,038

Mexico - 7.1%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	848	96,172
Grupo Financiero Banorte SAB de CV, Series O (Banks)	6,700	54,376

	Shares	Value

COMMON STOCKS - 88.8% (continued)

Mexico - 7.1% (continued)
Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	23,200	$83,038

		233,586

Panama - 2.1%
Copa Holdings SA, Class A (Transportation)	846	69,076

Peru - 0.2%
Credicorp Ltd. (Banks)	49	6,123

Poland - 2.2%
Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	7,002	50,233
CD Projekt SA (Media & Entertainment)†	937	23,354

		73,587

Saudi Arabia - 2.0%
Al Rajhi Bank (Banks)†	1,360	24,330
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	1,522	40,584

		64,914

South Africa - 4.1%
Clicks Group Ltd. (Consumer Staples Distribution & Retail)†	4,311	63,464
Discovery Ltd. (Insurance)†	4,720	32,547
Standard Bank Group Ltd. (Banks)†	4,143	40,791

		136,802

South Korea - 9.5%
Coway Co., Ltd. (Consumer Durables & Apparel)†	846	27,290
LG H&H Co., Ltd. (Household & Personal Products)†	141	33,130
NAVER Corp. (Media & Entertainment)†	402	56,363
NCSoft Corp. (Media & Entertainment)†	189	32,820
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	133	166,011

		315,614

Taiwan - 15.6%
Airtac International Group (Capital Goods)†	3,500	114,446
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	700	56,167
Delta Electronics Inc. (Technology Hardware & Equipment)†	4,000	36,211

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets ex China Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 88.8% (continued)

Taiwan - 15.6% (continued)
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	5,000	$79,606
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	9,000	26,885
momo.com Inc. (Consumer Discretionary Distribution & Retail)†	1,760	28,962
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	1,000	8,965
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	10,000	164,756

		515,998

Thailand - 1.4%
Bangkok Dusit Medical Services pcl, Class F, Reg S (Health Care Equipment & Services)†	65,100	48,042

United Arab Emirates - 3.3%
Emaar Properties PJSC (Equity Real Estate Investment Trusts (REITs))†	60,056	109,299

United Kingdom - 3.4%
Bank of Georgia Group plc (Banks)†	897	36,487
Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	2,917	75,801

		112,288

United States - 4.3%
EPAM Systems Inc. (Software & Services)*	274	59,614
Globant SA (Software & Services)*	476	81,058

		140,672

Total Common Stocks (Cost $3,037,072)		$2,935,816

PREFERRED STOCKS - 2.2%

Brazil - 1.4%
Banco Bradesco SA - ADR (Banks)*	11,000	30,690
Itau Unibanco Holding SA - Sponsored ADR (Banks)*	3,011	15,988
		46,678

Colombia - 0.8%
Bancolombia SA - Sponsored ADR, 11.95% (Banks)+	1,033	26,218

Total Preferred Stocks (Cost $79,245)		$72,896

	Shares	Value

RIGHTS - 0.0%^^

Brazil - 0.0%^^
Localiza Rent a Car SA (Transportation)*	54	$75

Total Rights (Cost $0)		$75

Total Investments — 91.0%

(Cost $3,116,317)		$3,008,787

Other Assets Less Liabilities - 9.0%		297,837

Net Assets — 100.0%		$3,306,624

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.5% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets ex China Portfolio

Portfolio of Investments (continued)

October 31, 2023

Industry	Percentage of Net Assets
Automobiles & Components	2.9%

Banks	18.2

Capital Goods	7.2

Consumer Discretionary Distribution & Retail	4.2

Consumer Durables & Apparel	3.2

Consumer Staples Distribution & Retail	4.4

Energy	1.7

Equity Real Estate Investment Trusts (REITs)	3.3

Financial Services	3.3

Food, Beverage & Tobacco	5.2

Health Care Equipment & Services	2.6

Household & Personal Products	1.0

Insurance	1.0

Materials	1.7

Media & Entertainment	3.4

Semiconductors & Semiconductor Equipment	7.0

Software & Services	8.2

Technology Hardware & Equipment	6.9

Telecommunication Services	1.3

Transportation	4.3

Total Investments	91.0

Other Assets Less Liabilities	9.0

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Chinese Equity Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.3%

China - 83.7%
Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*†	9,800	$100,967
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	5,500	61,931
Baidu Inc., Class A (Media & Entertainment)*†	2,358	30,898
Chacha Food Co., Ltd., Class A (Food, Beverage & Tobacco)†	4,602	23,284
China Tourism Group Duty Free Corp., Ltd., Class A (Consumer Discretionary Distribution & Retail)†	3,400	43,870
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	2,540	64,255
ENN Energy Holdings Ltd. (Utilities)†	5,100	38,923
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food, Beverage & Tobacco)†	3,598	18,472
Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	6,500	32,982
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	9,200	42,034
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	8,500	32,292
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	11,600	32,898
Haitian International Holdings Ltd. (Capital Goods)†	24,020	57,209
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	5,700	31,996
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	17,880	47,365
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	8,380	33,212
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food, Beverage & Tobacco)†	20,500	76,753
JD.com Inc., Class A (Consumer Discretionary Distribution & Retail)†	2,971	37,672
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	6,200	47,669

	Shares	Value

COMMON STOCKS - 97.3% (continued)

China - 83.7% (continued)
Kweichow Moutai Co., Ltd., Class A (Food, Beverage & Tobacco)†	200	$45,923
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	11,500	35,322
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	13,860	45,819
Meituan, Class B (Consumer Services)*^†	430	6,109
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	4,500	32,457
NetEase Inc. (Media & Entertainment)†	4,100	87,679
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	10,000	50,550
Qingdao Haier Biomedical Co., Ltd., Class A (Health Care Equipment & Services)†	3,500	17,452
Sangfor Technologies Inc., Class A (Software & Services)*†	1,529	17,530
SF Holding Co., Ltd., Class A (Transportation)†	5,900	31,609
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	14,700	49,415
Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	2,429	79,356
Shanghai International Airport Co., Ltd., Class A (Transportation)*†	7,100	36,089
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	6,800	56,177
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	1,100	42,861
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	6,000	58,615
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	2,000	47,028
Tencent Holdings Ltd. (Media & Entertainment)†	4,300	159,293
TravelSky Technology Ltd., Class H (Consumer Services)†	57,000	89,863
Trip.com Group Ltd. (Consumer Services)*†	2,796	95,300

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Chinese Equity Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 97.3% (continued)

China - 83.7% (continued)
Wuliangye Yibin Co., Ltd., Class A (Food, Beverage & Tobacco)†	700	$14,888
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	5,260	62,020
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	10,000	62,203
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	17,300	38,731
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	19,500	71,212
Zhejiang Shuanghuan Driveline Co., Ltd., Class A (Automobiles & Components)†	7,300	26,454
ZTO Express Cayman Inc. (Transportation)†	1,350	31,748

		2,246,385

Hong Kong - 8.4%
AIA Group Ltd. (Insurance)†	10,400	90,576
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	3,600	30,542
Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)^†	25,400	48,280
Hong Kong Exchanges & Clearing Ltd. (Financial Services)†	1,100	38,249
Techtronic Industries Co., Ltd. (Capital Goods)†	2,000	18,138

		225,785

Taiwan - 5.2%
Airtac International Group (Capital Goods)†	2,300	75,207
Delta Electronics Inc. (Technology Hardware & Equipment)†	7,000	63,369

		138,576

Total Common Stocks (Cost $3,989,644)		$2,610,746

SHORT TERM INVESTMENTS - 3.8%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	101,764	101,764

Shares	Value

SHORT TERM INVESTMENTS - 3.8% (continued)

Total Short Term Investments (Cost $101,764)	$101,764

Total Investments — 101.1%

(Cost $4,091,408)	$2,712,510

Liabilities Less Other Assets - (1.1)%	(29,346)

Net Assets — 100.0%	$2,683,164

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 7.1% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets
Automobiles & Components	3.8%

Capital Goods	17.6

Consumer Discretionary Distribution & Retail	6.8

Consumer Durables & Apparel	8.2

Consumer Services	7.1

Financial Services	1.4

Food, Beverage & Tobacco	8.6

Health Care Equipment & Services	2.2

Insurance	5.3

Materials	3.0

Media & Entertainment	10.3

Pharmaceuticals, Biotechnology & Life Sciences	5.8

Semiconductors & Semiconductor Equipment	4.6

Software & Services	2.1

Technology Hardware & Equipment	5.4

Transportation	3.7

Utilities	1.4

Money Market Fund	3.8

Total Investments	101.1

Liabilities Less Other Assets	(1.1)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.6%

Bangladesh - 0.3%
Square Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	10,847	$20,773

Brazil - 9.4%
Ambev SA - ADR (Food, Beverage & Tobacco)*	43,115	109,081
B3 SA - Brasil Bolsa Balcao (Financial Services)	43,200	95,110
Localiza Rent a Car SA (Transportation)*	9,200	92,825
Raia Drogasil SA (Consumer Staples Distribution & Retail)	20,696	105,907
WEG SA (Capital Goods)	9,000	58,926
XP Inc., Class A (Financial Services)	5,249	104,980

		566,829

Chile - 0.8%
Banco Santander Chile - ADR (Banks)	2,795	48,633

China - 28.2%
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	3,000	33,780
Baidu Inc., Class A (Media & Entertainment)*†	2,650	34,724
China Tower Corp., Ltd., Class H (Telecommunication Services)^†	262,000	24,542
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	1,080	27,321
ENN Energy Holdings Ltd. (Utilities)†	4,100	31,291
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food, Beverage & Tobacco)†	7,226	37,097
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	8,400	38,379
Glodon Co., Ltd., Class A (Software & Services)†	13,600	34,230
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	14,100	53,566
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	28,000	79,408
Haitian International Holdings Ltd. (Capital Goods)†	15,000	35,726
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	8,300	46,591

	Shares	Value

COMMON STOCKS - 96.6% (continued)

China - 28.2% (continued)
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	4,810	$12,742
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	7,420	29,408
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food, Beverage & Tobacco)†	11,300	42,308
JD.com Inc., Class A (Consumer Discretionary Distribution & Retail)†	1,852	23,483
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	3,800	29,217
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food, Beverage & Tobacco)†	2,200	36,621
KE Holdings Inc. - ADR (Equity Real Estate Investment Trusts (REITs))	2,142	31,509
Kweichow Moutai Co., Ltd., Class A (Food, Beverage & Tobacco)†	100	22,961
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	11,500	35,322
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	4,760	15,736
Meituan, Class B (Consumer Services)*^†	4,290	60,947
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	18,500	93,518
Qingdao Haier Biomedical Co., Ltd., Class A (Health Care Equipment & Services)†	2,900	14,460
Sangfor Technologies Inc., Class A (Software & Services)*†	1,700	19,490
Sany Heavy Industry Co., Ltd., Class A (Capital Goods)†	13,100	25,904
SF Holding Co., Ltd., Class A (Transportation)†	5,400	28,930
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	6,300	21,178
Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	1,187	38,779
Shanghai International Airport Co., Ltd., Class A (Transportation)*†	5,200	26,432
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	4,500	37,176

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.6% (continued)

China - 28.2% (continued)
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	800	$31,172
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	4,500	43,961
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	19,100	28,704
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	600	14,108
Tencent Holdings Ltd. (Media & Entertainment)†	3,300	122,248
TravelSky Technology Ltd., Class H (Consumer Services)†	21,000	33,108
Trip.com Group Ltd. (Consumer Services)*†	2,011	68,544
Wuliangye Yibin Co., Ltd., Class A (Food, Beverage & Tobacco)†	1,400	29,775
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	3,227	38,049
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	6,000	37,322
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	9,600	21,492
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	14,200	51,857
Zhejiang Weixing New Building Materials Co., Ltd., Class A (Capital Goods)†	8,900	20,028
ZTO Express Cayman Inc. - ADR (Transportation)	1,327	31,277

		1,694,421

Czech Republic - 0.3%
Komercni banka AS (Banks)†	706	20,680

Egypt - 0.2%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	11,653	13,279

Iceland - 0.1%
Marel HF (Capital Goods)^†	3,210	8,743

India - 3.8%
Asian Paints Ltd. (Materials)†	1,186	42,708
HDFC Bank Ltd. (Banks)†	6,149	109,164
Max Financial Services Ltd. (Insurance)*†	1,683	18,520

	Shares	Value

COMMON STOCKS - 96.6% (continued)

India - 3.8% (continued)
Tata Consultancy Services Ltd. (Software & Services)†	1,396	$56,637

		227,029

Indonesia - 4.4%
Astra International Tbk PT (Capital Goods)†	116,400	42,164
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	367,800	114,973
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	497,500	109,361

		266,498

Kazakhstan - 1.0%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,819	22,784
Kaspi.KZ JSC - GDR, Reg S (Financial Services)†	386	34,899

		57,683

Kenya - 0.1%
Safaricom plc (Telecommunication Services)†	62,300	5,147

Kuwait - 0.7%
National Bank of Kuwait (Banks)†	14,431	40,928

Malaysia - 0.4%
Dialog Group Bhd. (Energy)†	57,600	25,995

Mexico - 6.4%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	1,224	138,814
Grupo Financiero Banorte SAB de CV, Series O (Banks)	15,300	124,172
Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	33,700	120,620

		383,606

Morocco - 0.6%
Attijariwafa Bank (Banks)†	430	19,446
Itissalat Al-Maghrib (Telecommunication Services)†	1,491	13,900

		33,346

Nigeria - 0.6%
Guaranty Trust Holding Co., plc (Banks)†	905,000	34,786

Panama - 0.7%
Copa Holdings SA, Class A (Transportation)	518	42,295

Peru - 1.0%
Credicorp Ltd. (Banks)	484	60,481

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.6% (continued)

Philippines - 4.3%
Bank of the Philippine Islands (Banks)†	14,642	$25,949
BDO Unibank Inc. (Banks)†	29,388	66,207
International Container Terminal Services Inc. (Transportation)†	17,050	60,526
Jollibee Foods Corp. (Consumer Services)†	6,330	22,902
Robinsons Retail Holdings Inc. (Consumer Staples Distribution & Retail)†	16,410	11,891
Security Bank Corp. (Banks)†	10,700	14,513
SM Prime Holdings Inc. (Equity Real Estate Investment Trusts (REITs))†	71,600	37,766
Universal Robina Corp. (Food, Beverage & Tobacco)†	8,270	15,924

		255,678

Poland - 1.7%
Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	10,454	74,997
ING Bank Slaski SA (Banks)*†	505	26,209

		101,206

Romania - 0.9%
Banca Transilvania SA (Banks)†	4,900	23,238
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	3,059	29,713

		52,951

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	1,738	—
Sberbank of Russia PJSC (Banks)‡	34,876	—

		—

Saudi Arabia - 3.7%
Al Rajhi Bank (Banks)†	6,663	119,201
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	776	44,055
Jarir Marketing Co. (Consumer Discretionary Distribution & Retail)†	11,750	45,351
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	544	14,506

		223,113

Slovenia - 0.3%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	179	20,060

South Africa - 2.7%
Capitec Bank Holdings Ltd. (Banks)†	564	50,344

	Shares	Value

COMMON STOCKS - 96.6% (continued)

South Africa - 2.7% (continued)
Clicks Group Ltd. (Consumer Staples Distribution & Retail)†	2,121	$31,224
Discovery Ltd. (Insurance)†	7,083	48,840
Standard Bank Group Ltd. (Banks)†	3,298	32,471

		162,879

South Korea - 6.8%
Amorepacific Corp. (Household & Personal Products)†	1,288	121,243
Cheil Worldwide Inc. (Media & Entertainment)†	3,592	52,836
Coway Co., Ltd. (Consumer Durables & Apparel)†	1,070	34,515
Kakao Corp. (Media & Entertainment)†	971	27,400
NAVER Corp. (Media & Entertainment)†	768	107,678
NCSoft Corp. (Media & Entertainment)†	374	64,946

		408,618

Taiwan - 10.5%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	6,048	61,937
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	605	48,544
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	29,000	61,191
Delta Electronics Inc. (Technology Hardware & Equipment)†	12,000	108,632
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	3,000	47,764
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	35,000	104,553
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	9,000	80,685
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	7,000	115,329

		628,635

Thailand - 1.2%
Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	10,200	73,784

United Arab Emirates - 2.4%
Agthia Group PJSC (Food, Beverage & Tobacco)†	13,882	16,833

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 96.6% (continued)

United Arab Emirates - 2.4% (continued)
Emaar Properties PJSC (Equity Real Estate Investment Trusts (REITs))†	71,284	$129,734

		146,567

Vietnam - 3.1%
Bank for Foreign Trade of Vietnam JSC (Banks)*†	21,194	75,003
Hoa Phat Group JSC (Materials)*†	72,655	68,231
Saigon Beer Alcohol Beverage Corp. (Food, Beverage & Tobacco)†	4,640	10,739
Vietnam Dairy Products JSC (Food, Beverage & Tobacco)†	11,810	32,755

		186,728

Total Common Stocks (Cost $6,612,613)		$5,811,371

PREFERRED STOCKS - 2.3%
Colombia - 0.4%
Bancolombia SA - Sponsored ADR, 11.95% (Banks)+	1,020	25,888

South Korea - 1.9%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.72% (Technology Hardware & Equipment)+†	112	111,244

Total Preferred Stocks (Cost $139,286)		$137,132

SHORT TERM INVESTMENTS - 1.6%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	97,438	97,438

Total Short Term Investments (Cost $97,438)		$97,438

Total Investments — 100.5%

(Cost $6,849,337)		$6,045,941
Liabilities Less Other Assets - (0.5)%		(30,627)

Net Assets — 100.0%		$6,015,314
Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

REIT	Real Estate Investment Trust

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.9% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

October 31, 2023

Industry	Percentage of Net Assets
Automobiles & Components	0.6%

Banks	17.8

Capital Goods	6.3

Consumer Discretionary Distribution & Retail	2.5

Consumer Durables & Apparel	4.6

Consumer Services	3.6

Consumer Staples Distribution & Retail	4.5

Energy	0.9

Equity Real Estate Investment Trusts (REITs)	3.2

Financial Services	3.9

Food, Beverage & Tobacco	8.2

Health Care Equipment & Services	2.1

Household & Personal Products	2.0

Insurance	3.4

Materials	3.1

Media & Entertainment	6.8

Pharmaceuticals, Biotechnology & Life Sciences	2.6

Semiconductors & Semiconductor Equipment	5.6

Software & Services	2.3

Technology Hardware & Equipment	7.2

Telecommunication Services	2.6

Transportation	4.6

Utilities	0.5

Money Market Fund	1.6

Total Investments	100.5
Liabilities Less Other Assets	(0.5)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2023

	Shares	Value

COMMON STOCKS - 93.8%

Bangladesh - 2.2%
GrameenPhone Ltd. (Telecommunication Services)	101,736	$264,468
Square Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	1,208,185	2,313,801

		2,578,269

Colombia - 2.3%
Cementos Argos SA - Sponsored ADR (Materials)#†	454,484	2,614,737

Croatia - 0.2%
Ericsson Nikola Tesla (Technology Hardware & Equipment)†	1,221	260,918

Egypt - 2.8%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,318,918	2,642,494
Integrated Diagnostics Holdings plc (Health Care Equipment & Services)*^†	1,484,823	570,958

		3,213,452

Iceland - 1.3%
Marel HF (Capital Goods)^†	533,398	1,452,857

Indonesia - 4.8%
Astra International Tbk PT (Capital Goods)†	6,009,100	2,176,688
Bank Central Asia Tbk PT (Banks)†	4,820,900	2,657,869
Prodia Widyahusada Tbk PT (Health Care Equipment & Services)†	1,779,800	720,054

		5,554,611

Kazakhstan - 8.1%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	318,693	3,991,825
Kaspi.KZ JSC - GDR, Reg S (Financial Services)†	58,823	5,318,253

		9,310,078

Kenya - 2.2%
East African Breweries plc (Food, Beverage & Tobacco)†	445,700	376,074
Equity Group Holdings plc (Banks)†	4,480,100	1,117,760
Safaricom plc (Telecommunication Services)†	12,387,150	1,023,349

		2,517,183

Morocco - 2.7%
Attijariwafa Bank (Banks)†	6,427	290,650

	Shares	Value

COMMON STOCKS - 93.8% (continued)

Morocco - 2.7% (continued)
Itissalat Al-Maghrib (Telecommunication Services)†	76,415	$712,366
Societe d’Exploitation des Ports (Transportation)†	80,874	2,116,619

		3,119,635

Nigeria - 1.2%
Guaranty Trust Holding Co., plc (Banks)†	26,483,428	1,017,971
Zenith Bank plc (Banks)†	10,653,473	390,224

		1,408,195

Peru - 6.0%
Alicorp SAA (Food, Beverage & Tobacco)	293,090	442,504
Cementos Pacasmayo SAA (Materials)	149,125	145,181
Credicorp Ltd. (Banks)	39,592	4,947,416
Ferreycorp SAA (Capital Goods)	2,294,966	1,415,835

		6,950,936

Philippines - 18.7%
Bank of the Philippine Islands (Banks)†	1,674,100	2,966,844
BDO Unibank Inc. (Banks)†	1,050,455	2,366,514
International Container Terminal Services Inc. (Transportation)†	897,050	3,184,454
Jollibee Foods Corp. (Consumer Services)†	676,660	2,448,107
Robinsons Retail Holdings Inc. (Consumer Staples Distribution & Retail)†	1,804,320	1,307,497
Security Bank Corp. (Banks)†	200,100	271,413
SM Prime Holdings Inc. (Equity Real Estate Investment Trusts (REITs))†	8,085,700	4,264,868
Universal Robina Corp. (Food, Beverage & Tobacco)†	1,102,810	2,123,476
Wilcon Depot Inc. (Consumer Discretionary Distribution & Retail)†	7,383,100	2,576,879

		21,510,052

Poland - 2.4%
Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	390,992	2,804,978

Qatar - 0.8%
HSBC Bank plc (Banks)#*†	220,996	903,771

Romania - 5.9%
Banca Transilvania SA (Banks)†	1,114,264	5,284,273
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	152,605	1,482,312

		6,766,585

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2023

	Shares	Value

COMMON STOCKS - 93.8% (continued)

Saudi Arabia - 4.0%
Al Rajhi Bank (Banks)†	48,374	$865,411
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	17,002	965,241
Jarir Marketing Co. (Consumer Discretionary Distribution & Retail)†	252,290	973,754
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	68,736	1,832,829

		4,637,235

Slovenia - 1.5%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	14,972	1,666,963

Thailand - 0.5%
Home Product Center pcl, Reg S (Consumer Discretionary Distribution & Retail)†	1,601,094	530,097

United Arab Emirates - 3.8%
Agthia Group PJSC (Food, Beverage & Tobacco)†	1,216,690	1,475,323
Emaar Properties PJSC (Equity Real Estate Investment Trusts (REITs))†	1,557,005	2,833,682

		4,309,005

United Kingdom - 3.5%
Airtel Africa plc (Telecommunication Services)^†	494,815	685,412
Baltic Classifieds Group plc (Media & Entertainment)†	720,554	1,736,099
Helios Towers plc (Telecommunication Services)*†	603,438	446,792
TBC Bank Group plc (Banks)†	34,360	1,121,604

		3,989,907

United States - 5.9%
EPAM Systems Inc. (Software & Services)*	11,392	2,478,557
Globant SA (Software & Services)*	25,130	4,279,388

		6,757,945

Vietnam - 13.0%
Bank for Foreign Trade of Vietnam JSC (Banks)*†	1,472,022	5,209,270
Hoa Phat Group JSC (Materials)*†	3,222,290	3,026,090
Sai Gon Cargo Service Corp. (Transportation)†	583,794	1,516,628
Saigon Beer Alcohol Beverage Corp. (Food, Beverage & Tobacco)†	840,620	1,945,596

	Shares	Value

COMMON STOCKS - 93.8% (continued)

Vietnam - 13.0% (continued)
Vietnam Dairy Products JSC (Food, Beverage & Tobacco)†	1,162,094	$3,223,094
		14,920,678

Total Common Stocks (Cost $92,463,739)		$107,778,087

PREFERRED STOCKS - 1.8%
Colombia - 1.8%
Bancolombia SA - Sponsored ADR, 11.95% (Banks)+	80,449	2,041,796

Total Preferred Stocks (Cost $2,058,252)		$2,041,796

SHORT TERM INVESTMENTS - 2.9%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.21% (Money Market Funds)	3,372,010	3,372,010

Total Short Term Investments (Cost $3,372,010)		$3,372,010

Total Investments — 98.5%

(Cost $97,894,001)		$113,191,893

Other Assets Less Liabilities - 1.5%		1,746,188

Net Assets — 100.0%		$114,938,081

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

REIT	Real Estate Investment Trust

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.8% of net assets as of October 31, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2023

Industry	Percentage of Net Assets
Banks	33.3%

Capital Goods	4.4

Consumer Discretionary Distribution & Retail	5.9

Consumer Services	2.1

Consumer Staples Distribution & Retail	1.1

Energy	1.3

Equity Real Estate Investment Trusts (REITs)	6.2

Financial Services	4.6

Food, Beverage & Tobacco	8.4

Health Care Equipment & Services	2.7

Insurance	0.8

Materials	5.1

Media & Entertainment	1.5

Pharmaceuticals, Biotechnology & Life Sciences	3.5

Software & Services	5.9

Technology Hardware & Equipment	0.2

Telecommunication Services	2.7

Transportation	5.9

Money Market Fund	2.9

Total Investments	98.5

Other Assets Less Liabilities	1.5

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

October 31, 2023

	Global Equity Portfolio	Global Equity Research Portfolio	International Equity Portfolio	International Developed Markets Equity Portfolio

ASSETS:
Investments (cost $773,520,838, $7,234,133, $10,603,955,708 and $89,101,678, respectively)	$947,010,802	$7,467,131	$13,010,143,201	$82,501,944
Dividends and interest receivable	570,677	7,812	12,115,304	78,211
Cash	—	—	10,866,929	—
Foreign currency (cost $—, $175, $— and $—, respectively)	—	175	—	—
Receivable for investments sold	—	14,899	44,354,935	350,335
Receivable for Fund shares sold	387,043	—	4,299,426	27,191
Tax reclaims receivable	636,444	4,086	27,404,034	76,919
Prepaid expenses	37,130	22,406	127,816	59,511
Total Assets:	948,642,096	7,516,509	13,109,311,645	83,094,111

LIABILITIES:
Payable to Investment Adviser	(614,925)	(4,506)	(7,636,999)	(50,261)
Payable for investments purchased	—	(29,591)	(67,907,356)	(308,153)
Payable for Fund shares redeemed	(3,813,450)	—	(9,531,524)	(80,974)
Payable for directors’ fees and expenses	(13,442)	(106)	(198,701)	(1,176)
Payable for distribution fees	—	—	(104,155)	—
Deferred capital gains tax	—	(1,609)	—	—
Other liabilities	(276,411)	(41,384)	(2,409,772)	(66,606)
Total Liabilities	(4,718,228)	(77,196)	(87,788,507)	(507,170)
Net Assets	$943,923,868	$7,439,313	$13,021,523,138	$82,586,941

ANALYSIS OF NET ASSETS:
Paid in capital	$775,934,342	$7,186,240	$10,185,648,798	$88,382,551
Distributable earnings	167,989,526	253,073	2,835,874,340	(5,795,610)
Net Assets	$943,923,868	$7,439,313	$13,021,523,138	$82,586,941

Net Assets:
Institutional Class	$668,734,701	$7,439,313	$10,656,826,572	$82,586,941
Institutional Class Z	251,780,793	—	2,162,678,865	—
Investor Class	—	—	202,017,701	—
Advisor Class	23,408,374	—	—	—
Total Shares Outstanding:
Institutional Class (500,000,000, 400,000,000, 700,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	19,692,750	672,486	458,259,144	7,306,934
Institutional Class Z (200,000,000, —, 300,000,000 and —, respectively, $.001 par value shares authorized)	7,400,128	—	92,998,134	—
Investor Class (—, —, 100,000,000 and —, respectively, $.001 par value shares authorized)	—	—	8,697,942	—
Advisor Class (400,000,000, —, — and —, respectively, $.001 par value shares authorized)	694,068	—	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$33.96	$11.06	$23.26	$11.30
Institutional Class Z	34.02	—	23.26	—
Investor Class	—	—	23.23	—
Advisor Class	33.73	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

October 31, 2023

	International Carbon Transition Equity Portfolio	International Equity Research Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio

ASSETS:
Investments (cost $1,884,800, $11,887,254, $447,783,382 and $1,718,598,879, respectively)	$1,821,285	$10,955,704	$468,812,245	$1,855,507,071
Dividends and interest receivable	1,846	13,525	410,718	1,431,172
Foreign currency (cost $—, $585, $12 and $—, respectively)	—	585	12	—
Receivable for investments sold	—	53,968	433,236	14,933,559
Receivable for Fund shares sold	—	1,800	1,275,246	1,634,362
Tax reclaims receivable	569	12,101	644,222	39,434
Capital gain tax refund receivable	—	—	87	930
Prepaid offering fees	18,405	—	—	—
Prepaid expenses	38,282	27,887	82,705	175,348
Total Assets:	1,880,387	11,065,570	471,658,471	1,873,721,876

LIABILITIES:
Payable to Investment Adviser	(1,112)	(6,626)	(382,994)	(1,586,494)
Payable for investments purchased	(13,091)	(78,675)	(662,018)	(5,812,429)
Payable for Fund shares redeemed	—	—	(666,772)	(3,146,905)
Payable for directors’ fees and expenses	(26)	(156)	(7,384)	(28,420)
Payable for distribution fees	—	—	(21,909)	—
Deferred capital gains tax	—	(2,926)	(320,123)	(2,979,949)
Other liabilities	(34,204)	(52,091)	(128,027)	(509,421)
Total Liabilities	(48,433)	(140,474)	(2,189,227)	(14,063,618)
Net Assets	$1,831,954	$10,925,096	$469,469,244	$1,859,658,258
ANALYSIS OF NET ASSETS:
Paid in capital	$1,861,443	$11,698,161	$477,060,023	$1,809,967,589
Distributable earnings	(29,489)	(773,065)	(7,590,779)	49,690,669
Net Assets	$1,831,954	$10,925,096	$469,469,244	$1,859,658,258

Net Assets:
Institutional Class	$1,831,954	$10,925,096	$332,794,349	$1,709,334,910
Institutional Class Z	—	—	108,248,724	150,323,348
Investor Class	—	—	28,426,171	—
Total Shares Outstanding:
Institutional Class (500,000,000, 400,000,000, 350,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	186,400	1,149,832	21,382,779	101,883,537
Institutional Class Z (—, —, 350,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	—	—	6,945,932	8,932,524
Investor Class (—, —, 200,000,000 and —, respectively, $.001 par value shares authorized)	—	—	1,848,005	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$9.83	$9.50	$15.56	$16.78
Institutional Class Z	—	—	15.58	16.83
Investor Class	—	—	15.38	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

October 31, 2023

	Emerging Markets Portfolio	Emerging Markets ex China Portfolio	Chinese Equity Portfolio	Emerging Markets Research Portfolio	Frontier Emerging Markets Portfolio
ASSETS:
Investments (cost $819,572,515, $3,116,317, $4,091,408, $6,849,337 and $97,894,001, respectively)	$1,001,205,048	$3,008,787	$2,712,510	$6,045,941	$113,191,893
Dividends and interest receivable	766,418	2,699	340	4,014	261,226
Cash	—	92,428	—	3	—
Foreign currency (cost $826,053, $928, $—, $1,126 and $1,864,369, respectively)	826,070	928	—	1,060	1,645,765
Receivable for investments sold	3,107,325	76,081	—	77,783	565,868
Receivable for Fund shares sold	280,390	250,000	—	3	21,693
Tax reclaims receivable	20,494	1,105	—	—	4,273
Prepaid expenses	20,540	18,104	32,762	28,026	44,106
Total Assets:	1,006,226,285	3,450,132	2,745,612	6,156,830	115,734,824
LIABILITIES:
Payable to Investment Adviser	(838,153)	(2,617)	(2,215)	(5,221)	(137,273)
Payable for investments purchased	(2,608,743)	(19)	(27,109)	(89,479)	(79,252)
Payable for Fund shares redeemed	(932,475)	—	—	—	(123,087)
Payable for directors’ fees and expenses	(14,922)	(46)	(38)	(86)	(1,660)
Payable for distribution fees	—	—	—	—	(17,101)
Deferred capital gains tax	(1,450,672)	(971)	—	(3,610)	(345,906)
Line of credit (Note 13)	—	(100,000)	—	—	—
Other liabilities	(389,057)	(39,855)	(33,086)	(43,120)	(92,464)
Total Liabilities	(6,234,022)	(143,508)	(62,448)	(141,516)	(796,743)
Net Assets	$999,992,263	$3,306,624	$2,683,164	$6,015,314	$114,938,081
ANALYSIS OF NET ASSETS:
Paid in capital	$819,409,346	$3,319,240	$5,172,584	$7,479,840	$216,639,655
Distributable earnings	180,582,917	(12,616)	(2,489,420)	(1,464,526)	(101,701,574)
Net Assets	$999,992,263	$3,306,624	$2,683,164	$6,015,314	$114,938,081
Net Assets:
Institutional Class	$—	$3,306,624	$2,683,164	$6,015,314	$57,366,752
Institutional Class Z	—	—	—	—	51,828,477
Investor Class	—	—	—	—	5,742,852
Advisor Class	999,992,263	—	—	—	—
Total Shares Outstanding:
Institutional Class (—, 500,000,000, 500,000,000, 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	332,393	515,150	708,712	8,586,355
Institutional Class Z (—, —, —, — and 200,000,000, respectively, $.001 par value shares authorized)	—	—	—	—	7,671,087
Investor Class (—, —, —, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	—	—	862,681
Advisor Class (500,000,000, —, —, — and —, respectively, $.001 par value shares authorized)	26,373,296	—	—	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$—	$9.95	$5.21	$8.49	$6.68
Institutional Class Z	—	—	—	—	6.76
Investor Class	—	—	—	—	6.66
Advisor Class	37.92	—	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

For the Fiscal Year Ended October 31, 2023

	Global Equity Portfolio	Global Equity Research Portfolio	International Equity Portfolio	International Developed Markets Equity Portfolio	International Carbon Transition Equity Portfolio(1)	International Equity Research Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $374,050, $14,685, $28,540,793, $208,143, $5,892 and $33,600, respectively)	$11,296,545	$157,151	$372,158,080	$2,042,066	$42,412	$294,585
Total investment income	11,296,545	157,151	372,158,080	2,042,066	42,412	294,585
EXPENSES
Investment advisory fees (Note 3)	7,834,107	55,296	102,916,383	516,731	12,066	83,966
Administration fees (Note 3)	168,695	11,198	2,342,408	21,998	9,741	11,820
Distribution fees, Investor Class	—	—	548,048	—	—	—
Custody and accounting fees (Note 3)	154,215	17,540	2,128,638	28,395	4,342	23,479
Directors’ fees and expenses	52,372	406	770,329	3,764	105	598
Transfer agent fees and expenses (Note 3)	7,841	468	271,248	687	245	538
Printing and postage fees	20,242	1,475	584,570	18,848	1,354	1,820
State registration filing fees	63,143	20,813	142,910	35,802	24,932	20,763
Professional fees	86,023	44,638	411,614	37,579	34,388	45,171
Shareholder servicing fees (Note 3)	724,842	—	10,744,350	59,902	—	723
Compliance officers’ fees and expenses (Note 3)	3,752	30	55,265	266	7	44
Offering fees	—	—	—	76,373	67,129	—
Other fees and expenses	84,099	4,511	1,040,827	7,381	4,079	4,685
Total Expenses	9,199,331	156,375	121,956,590	807,726	158,388	193,607
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(29,542)	(93,180)	—	(217,177)	(144,567)	(103,642)
Net expenses	9,169,789	63,195	121,956,590	590,549	13,821	89,965
Net investment income	2,126,756	93,956	250,201,490	1,451,517	28,591	204,620
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	2,898,091	(33,147)	519,612,210	(590,533)	4,695	31,631
Foreign currency transactions	(68,210)	83	(1,000,498)	(53,887)	(1,225)	243
Net realized gain (loss)	2,829,881	(33,064)	518,611,712	(644,420)	3,470	31,874
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $1,146, $—, $—, $— and $2,931, respectively)	100,566,695	494,055	899,009,281	(6,660,773)	(63,515)	618,227
Translation of assets and liabilities denominated in foreign currencies	63,837	159	2,620,198	(1,801)	(32)	866
Net change in unrealized appreciation (depreciation)	100,630,532	494,214	901,629,479	(6,662,574)	(63,547)	619,093
Net realized and unrealized gain (loss)	103,460,413	461,150	1,420,241,191	(7,306,994)	(60,077)	650,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$105,587,169	$555,106	$1,670,442,681	$(5,855,477)	$(31,486)	$855,587

(1)	For the period from December 21, 2022 (commencement of operations) through October 31, 2023.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2023

	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Emerging Markets ex China Portfolio	Chinese Equity Portfolio	Emerging Markets Research Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $991,459, $7,317,896, $3,705,850, $13,244, $3,004 and $21,539, respectively)	$12,359,015	$58,802,702	$30,223,458	$95,752	$46,878	$175,055
Total investment income	12,359,015	58,802,702	30,223,458	95,752	46,878	175,055
EXPENSES
Investment advisory fees (Note 3)	5,161,853	23,876,119	12,295,589	33,228	30,093	66,314
Administration fees (Note 3)	92,430	382,729	200,298	10,891	10,481	11,006
Distribution fees, Investor Class	79,971	—	—	—	—	—
Custody and accounting fees (Note 3)	214,364	1,072,505	553,277	12,114	3,919	22,745
Directors’ fees and expenses	27,215	121,221	61,948	192	154	316
Transfer agent fees and expenses (Note 3)	23,557	17,800	30,860	436	740	492
Printing and postage fees	61,026	136,150	147,156	1,227	1,594	1,412
State registration filing fees	57,670	63,757	46,887	32,804	20,832	20,855
Professional fees	143,707	82,279	114,022	47,011	59,450	56,650
Shareholder servicing fees (Note 3)	448,772	2,226,600	1,910,697	25	144	705
Compliance officers’ fees and expenses (Note 3)	1,960	8,735	4,461	13	11	23
Offering fees	—	—	—	51,955	—	—
Other fees and expenses	63,019	196,423	103,322	3,254	4,099	4,648
Total Expenses	6,375,544	28,184,318	15,468,517	193,150	131,517	185,166
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(120,619)	(1,830,133)	—	(156,541)	(95,090)	(108,905)
Net expenses	6,254,925	26,354,185	15,468,517	36,609	36,427	76,261
Net investment income	6,104,090	32,448,517	14,754,941	59,143	10,451	98,794
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(21,374,369)	43,562,131	65,466,982	42,577	(333,931)	(491,032)
Foreign currency transactions	(127,502)	(728,893)	(690,344)	(1,137)	(55)	(9,269)
Net realized gain (loss)	(21,501,871)	42,833,238	64,776,638	41,440	(333,986)	(500,301)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $(243,317), $4,736,699, $2,644,087, $(1,060), $— and $2,851, respectively)	38,848,027	155,489,120	40,440,498	(32,568)	428,709	594,679
Translation of assets and liabilities denominated in foreign currencies	35,840	(572,066)	(215,304)	(23)	(7)	4,567
Net change in unrealized appreciation (depreciation)	38,883,867	154,917,054	40,225,194	(32,591)	428,702	599,246
Net realized and unrealized gain	17,381,996	197,750,292	105,001,832	8,849	94,716	98,945
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,486,086	$230,198,809	$119,756,773	$67,992	$105,167	$197,739

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2023

Frontier Emerging Markets Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $410,762)	$5,236,368
Total investment income	5,236,368
EXPENSES
Investment advisory fees (Note 3)	1,832,996
Administration fees (Note 3)	30,641
Distribution fees, Investor Class	16,417
Custody and accounting fees (Note 3)	192,243
Directors’ fees and expenses	6,660
Transfer agent fees and expenses (Note 3)	2,161
Printing and postage fees	11,160
State registration filing fees	51,917
Professional fees	122,449
Shareholder servicing fees (Note 3)	55,034
Compliance officers’ fees and expenses (Note 3)	483
Other fees and expenses	24,756
Total Expenses	2,346,917
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(210,543)
Net expenses	2,136,374
Net investment income	3,099,994
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(5,656,969)
Foreign currency transactions	(571,661)
Net realized loss	(6,228,630)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $49,242)	6,761,654
Translation of assets and liabilities denominated in foreign currencies	(66,899)
Net change in unrealized appreciation	6,694,755
Net realized and unrealized gain	466,125
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,566,119

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Fiscal Years Ended October 31

	Global Equity Portfolio		Global Equity Research Portfolio		International Equity Portfolio

	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income (loss)	$2,126,756	$(1,213,740)	$93,956	$93,048	$250,201,490	$290,209,130

Net realized gain (loss) on investments and foreign currency transactions	2,829,881	(6,284,230)	(33,064)	336,018	518,611,712	53,637,260

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	100,630,532	(552,231,428)	494,214	(2,960,656)	901,629,479	(6,432,506,273)

Net increase (decrease) in net assets resulting from operations	105,587,169	(559,729,398)	555,106	(2,531,590)	1,670,442,681	(6,088,659,883)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	—	(185,635,345)	(455,979)	(1,055,667)	(291,376,281)	(444,803,839)

Institutional Class Z	—	(50,280,731)	—	—	(77,244,336)	(81,696,227)

Investor Class	—	—	—	—	(4,286,407)	(8,326,346)

Advisor Class	—	(7,355,601)	—	—	—	—

Total distributions to shareholders	—	(243,271,677)	(455,979)	(1,055,667)	(372,907,024)	(534,826,412)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(164,183,712)	6,716,245	118,192	952,862	(1,475,475,402)	(1,732,956,194)

Institutional Class Z	(6,521,467)	25,764,542	—	—	(813,875,038)	563,029,674

Investor Class	—	—	—	—	(12,111,605)	(93,927,348)

Advisor Class	(6,172,474)	(2,447,612)	—	—	—	—

Net Increase (Decrease) in net assets from portfolio share transactions	(176,877,653)	30,033,175	118,192	952,862	(2,301,462,045)	(1,263,853,868)

NET INCREASE (DECREASE) IN NET ASSETS	(71,290,484)	(772,967,900)	217,319	(2,634,395)	(1,003,926,388)	(7,887,340,163)

NET ASSETS

At beginning of year	1,015,214,352	1,788,182,252	7,221,994	9,856,389	14,025,449,526	21,912,789,689

At end of year	$943,923,868	$1,015,214,352	$7,439,313	$7,221,994	$13,021,523,138	$14,025,449,526

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	International Developed Markets Equity Portfolio		International Carbon Transition Equity Portfolio	International Equity Research Portfolio

	2023	2022(1)	2023(2)	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$1,451,517	$1,761	$28,591	$204,620	$199,924

Net realized gain (loss) on investments and foreign currency transactions	(644,420)	2,862	3,470	31,874	269,245

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(6,662,574)	61,026	(63,547)	619,093	(4,924,309)

Net increase (decrease) in net assets resulting from operations	(5,855,477)	65,649	(31,486)	855,587	(4,455,140)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(7,551)	—	—	(407,850)	(1,698,835)

Total distributions to shareholders	(7,551)	—	—	(407,850)	(1,698,835)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	86,463,320	1,921,000	1,863,440	130,657	1,205,906

Net Increase in net assets from portfolio share transactions	86,463,320	1,921,000	1,863,440	130,657	1,205,906

NET INCREASE (DECREASE) IN NET ASSETS	80,600,292	1,986,649	1,831,954	578,394	(4,948,069)

NET ASSETS

At beginning of year	1,986,649	—	—	10,346,702	15,294,771

At end of year	$82,586,941	$1,986,649	$1,831,954	$10,925,096	$10,346,702

(1)	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

(2)	For the period from December 21, 2022 (commencement of operations) through October 31, 2023.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	International Small Companies Portfolio		Institutional Emerging Markets Portfolio		Emerging Markets Portfolio

	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$6,104,090	$4,304,850	$32,448,517	$41,437,467	$14,754,941	$22,518,848

Net realized gain (loss) on investments and foreign currency transactions	(21,501,871)	516,448	42,833,238	14,234,004	64,776,638	138,039,084

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	38,883,867	(204,040,381)	154,917,054	(2,208,616,319)	40,225,194	(1,407,353,982)

Net increase (decrease) in net assets resulting from operations	23,486,086	(199,219,083)	230,198,809	(2,152,944,848)	119,756,773	(1,246,796,050)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(10,710,704)	(16,184,086)	(21,847,333)	(39,642,558)	—	—

Institutional Class Z	—	—	(4,194,883)	(5,159,015)	—	—

Investor Class	(580,279)	(1,329,708)	—	—	—	—

Advisor Class	—	—	—	—	(112,892,181)	(289,296,570)

Total distributions to shareholders	(11,290,983)	(17,513,794)	(26,042,216)	(44,801,573)	(112,892,181)	(289,296,570)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(147,004,278)	108,038,045	(758,744,919)	(1,539,297,876)	—	—

Institutional Class Z	119,270,185	—	(250,166,242)	(92,428,918)	—	—

Investor Class	(2,976,881)	(2,972,265)	—	—	—	—

Advisor Class	—	—	—	—	(404,633,344)	(879,477,212)

Net Increase (Decrease) in net assets from portfolio share transactions	(30,710,974)	105,065,780	(1,008,911,161)	(1,631,726,794)	(404,633,344)	(879,477,212)

NET DECREASE IN NET ASSETS	(18,515,871)	(111,667,097)	(804,754,568)	(3,829,473,215)	(397,768,752)	(2,415,569,832)

NET ASSETS

At beginning of year	487,985,115	599,652,212	2,664,412,826	6,493,886,041	1,397,761,015	3,813,330,847

At end of year	$469,469,244	$487,985,115	$1,859,658,258	$2,664,412,826	$999,992,263	$1,397,761,015

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	Emerging Markets ex China Portfolio		Chinese Equity Portfolio		Emerging Markets Research Portfolio

	2023	2022(1)	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$59,143	$3,762	$10,451	$9,995	$98,794	$71,435

Net realized gain (loss) on investments and foreign currency transactions	41,440	2,080	(333,986)	(595,808)	(500,301)	(253,022)

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(32,591)	(76,009)	428,702	(1,648,488)	599,246	(2,488,877)

Net increase (decrease) in net assets resulting from operations	67,992	(70,167)	105,167	(2,234,301)	197,739	(2,670,464)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(13,981)	—	(12,320)	(11,045)	(48,055)	(819,048)

Total distributions to shareholders	(13,981)	—	(12,320)	(11,045)	(48,055)	(819,048)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	213,780	3,109,000	(10,019)	903,377	(348,172)	638,747

Net Increase (Decrease) in net assets from portfolio share transactions	213,780	3,109,000	(10,019)	903,377	(348,172)	638,747

NET INCREASE (DECREASE) IN NET ASSETS	267,791	3,038,833	82,828	(1,341,969)	(198,488)	(2,850,765)

NET ASSETS

At beginning of year	3,038,833	—	2,600,336	3,942,305	6,213,802	9,064,567

At end of year	$3,306,624	$3,038,833	$2,683,164	$2,600,336	$6,015,314	$6,213,802

(1)	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	Frontier Emerging Markets Portfolio

	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$3,099,994	$3,798,484

Net realized loss on investments and foreign currency transactions	(6,228,630)	(2,693,080)

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	6,694,755	(53,035,730)

Net increase (decrease) in net assets resulting from operations	3,566,119	(51,930,326)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(1,647,905)	(756,884)*

Institutional Class Z	(2,158,160)	(1,026,818)**

Investor Class	(116,298)	(44,023)

Total distributions to shareholders	(3,922,363)	(1,827,725)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(16,951,715)	882,276 *

Institutional Class Z	(38,536,510)	1,026,818 **

Investor Class	(901,626)	(602,668)

Net Increase (Decrease) in net assets from portfolio share transactions	(56,389,851)	1,306,426

NET DECREASE IN NET ASSETS	(56,746,095)	(52,451,625)

NET ASSETS

At beginning of year	171,684,176	224,135,801

At end of year	$114,938,081	$171,684,176

*	Formerly Class I

**	Formerly Class II

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Fiscal Years Ended October 31

	Global Equity Portfolio Institutional Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$30.85	$53.93	$42.41	$35.38	$35.68

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	0.06	(0.04)	(0.14)	(0.06)	0.09

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.05	(15.63)	14.30	7.33	3.45

Net increase (decrease) from investment operations	3.11	(15.67)	14.16	7.27	3.54

Distributions to Shareholders from:

Net investment income	—	—	—	(0.24)	(0.12)

Net realized gain from investments	—	(7.41)	(2.64)	—	(3.72)

Total distributions	—	(7.41)	(2.64)	(0.24)	(3.84)

Net asset value, end of year	$33.96	$30.85	$53.93	$42.41	$35.38

Total Return	10.08%	(33.35)%	34.57%	20.63%	11.86%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$668,735	$753,480	$1,354,918	$1,043,741	$684,764

Expenses to average net assets	0.89%	0.85%	0.88%	0.92%	0.93%

Expenses to average net assets (net of fees waived/reimbursed)	0.89%	0.85%	0.88%	0.92%	0.93%

Net investment income (loss) to average net assets	0.19%	(0.10)%	(0.28)%	(0.15)%	0.28%

Portfolio turnover rate	28%	37%	59%	63%	39%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Global Equity Portfolio Institutional Class Z

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$30.88	$53.95	$42.39	$35.36	$35.67

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	0.11	(0.02)	(0.10)	(0.02)	0.11

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.03	(15.64)	14.30	7.31	3.44

Net increase (decrease) from investment operations	3.14	(15.66)	14.20	7.29	3.55

Distributions to Shareholders from:

Net investment income	—	—	—	(0.26)	(0.14)

Net realized gain from investments	—	(7.41)	(2.64)	—	(3.72)

Total distributions	—	(7.41)	(2.64)	(0.26)	(3.86)

Net asset value, end of year	$34.02	$30.88	$53.95	$42.39	$35.36

Total Return	10.17%	(33.31)%	34.66%	20.76%	11.89%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$251,781	$234,800	$379,781	$289,320	$229,355

Expenses to average net assets	0.81%	0.79%	0.81%	0.85%	0.88%

Expenses to average net assets (net of fees waived/reimbursed)	0.80%	0.79%	0.80%	0.84%	0.88%

Net investment income (loss) to average net assets	0.29%	(0.04)%	(0.20)%	(0.05)%	0.32%

Portfolio turnover rate	28%	37%	59%	63%	39%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Global Equity Portfolio Advisor Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$30.70	$53.82	$42.41	$35.30	$35.60

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	(0.01)	(0.11)	(0.24)	(0.12)	0.03

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.04	(15.60)	14.29	7.33	3.43

Net increase (decrease) from investment operations	3.03	(15.71)	14.05	7.21	3.46

Distributions to Shareholders from:

Net investment income	—	—	—	(0.10)	(0.04)

Net realized gain from investments	—	(7.41)	(2.64)	—	(3.72)

Total distributions	—	(7.41)	(2.64)	(0.10)	(3.76)

Net asset value, end of year	$33.73	$30.70	$53.82	$42.41	$35.30

Total Return	9.87%	(33.50)%	34.28%	20.47%	11.60%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$23,408	$26,934	$53,483	$53,112	$48,181

Expenses to average net assets	1.12%	1.05%	1.09%	1.11%	1.12%

Expenses to average net assets (net of fees waived/reimbursed)	1.12%	1.05%	1.09%	1.11%	1.12%

Net investment income (loss) to average net assets	(0.04)%	(0.30)%	(0.48)%	(0.32)%	0.09%

Portfolio turnover rate	28%	37%	59%	63%	39%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Global Equity Research Portfolio Institutional Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.93	$16.59	$12.76	$12.57	$12.06

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.14	0.14	0.10	0.10	0.14

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.71	(4.02)	4.11	0.78	1.40

Net increase (decrease) from investment operations	0.85	(3.88)	4.21	0.88	1.54

Distributions to Shareholders from:

Net investment income	(0.13)	(0.11)	(0.09)	(0.15)	(0.09)

Net realized gain from investments	(0.59)	(1.67)	(0.29)	(0.54)	(0.94)

Total distributions	(0.72)	(1.78)	(0.38)	(0.69)	(1.03)

Net asset value, end of year	$11.06	$10.93	$16.59	$12.76	$12.57

Total Return	7.52%	(25.96)%	33.45%	7.15%	14.36%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$7,439	$7,222	$9,856	$7,387	$6,895

Expenses to average net assets	1.98%	1.82%	1.75%	2.04%	1.96%

Expenses to average net assets (net of fees waived/reimbursed)	0.80%	0.80%	0.80%	0.80%	0.83%

Net investment income to average net assets	1.19%	1.11%	0.67%	0.80%	1.18%

Portfolio turnover rate	23%	34%	39%	44%	44%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Equity Portfolio Institutional Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$21.42	$30.69	$23.76	$22.72	$20.74

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.40	0.41	0.34	0.23	0.29

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.03	(8.93)	6.80	1.19	1.98

Net increase (decrease) from investment operations	2.43	(8.52)	7.14	1.42	2.27

Distributions to Shareholders from:

Net investment income	(0.59)	(0.43)	(0.21)	(0.38)	(0.29)

Net realized gain from investments	—	(0.32)	—	—	—

Total distributions	(0.59)	(0.75)	(0.21)	(0.38)	(0.29)

Net asset value, end of year	$23.26	$21.42	$30.69	$23.76	$22.72

Total Return	11.22%	(28.42)%	30.16%	6.25%	11.19%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$10,656,826	$11,113,757	$18,268,498	$13,596,900	$13,766,876

Expenses to average net assets	0.81%	0.79%	0.80%	0.81%	0.81%

Expenses to average net assets (net of fees waived/reimbursed)	0.81%	0.79%	0.80%	0.81%	0.81%

Net investment income to average net assets	1.61%	1.58%	1.17%	1.01%	1.35%

Portfolio turnover rate	18%	16%	14%	17%	30%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Equity Portfolio Institutional Class Z

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$21.42	$30.69	$23.76	$22.72	$20.75

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.43	0.43	0.37	0.25	0.30

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.02	(8.93)	6.79	1.18	1.98

Net increase (decrease) from investment operations	2.45	(8.50)	7.16	1.43	2.28

Distributions to Shareholders from:

Net investment income	(0.61)	(0.45)	(0.23)	(0.39)	(0.31)

Net realized gain from investments	—	(0.32)	—	—	—

Total distributions	(0.61)	(0.77)	(0.23)	(0.39)	(0.31)

Net asset value, end of year	$23.26	$21.42	$30.69	$23.76	$22.72

Total Return	11.32%	(28.36)%	30.25%	6.32%	11.29%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,162,679	$2,715,026	$3,235,428	$2,165,343	$1,938,763

Expenses to average net assets	0.72%	0.71%	0.72%	0.73%	0.75%

Expenses to average net assets (net of fees waived/reimbursed)	0.72%	0.71%	0.72%	0.73%	0.75%

Net investment income to average net assets	1.73%	1.71%	1.25%	1.08%	1.42%

Portfolio turnover rate	18%	16%	14%	17%	30%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Equity Portfolio Investor Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$21.37	$30.61	$23.70	$22.66	$20.65

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.32	0.33	0.24	0.16	0.22

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.02	(8.92)	6.80	1.18	1.98

Net increase (decrease) from investment operations	2.34	(8.59)	7.04	1.34	2.20

Distributions to Shareholders from:

Net investment income	(0.48)	(0.33)	(0.13)	(0.30)	(0.19)

Net realized gain from investments	—	(0.32)	—	—	—

Total distributions	(0.48)	(0.65)	(0.13)	(0.30)	(0.19)

Net asset value, end of year	$23.23	$21.37	$30.61	$23.70	$22.66

Total Return	10.85%	(28.63)%	29.74%	5.91%	10.79%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$202,018	$196,666	$408,864	$337,348	$395,339

Expenses to average net assets	1.14%	1.10%	1.12%	1.13%	1.13%

Expenses to average net assets (net of fees waived/reimbursed)	1.14%	1.10%	1.12%	1.13%	1.13%

Net investment income to average net assets	1.27%	1.28%	0.83%	0.69%	1.03%

Portfolio turnover rate	18%	16%	14%	17%	30%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Developed Markets Equity Portfolio Institutional Class

	2023	2022(1)

Net asset value, beginning of year	$10.34	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.24	0.01

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.76	0.33

Net increase (decrease) from investment operations	1.00	0.34

Distributions to Shareholders from:

Net investment income	(0.02)	—

Net realized gain from investments	(0.02)	—

Total distributions	(0.04)	—

Net asset value, end of year	$11.30	$10.34

Total Return	9.64%	3.40	%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$82,587	$1,987

Expenses to average net assets	1.09%	23.52	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	0.80%	0.80	%(B)

Net investment income to average net assets	1.96%	1.00	%(B)

Portfolio turnover rate	25%	3	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Carbon Transition Equity Portfolio Institutional Class

	2023(1)

Net asset value, beginning of year	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.18

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.35)

Net increase (decrease) from investment operations	(0.17)

Distributions to Shareholders from:

Net investment income	—

Net asset value, end of year	$9.83

Total Return	(1.70	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,832

Expenses to average net assets	9.19	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	0.80	%(B)

Net investment income to average net assets	1.66	%(B)

Portfolio turnover rate	20	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 21, 2022 (commencement of operations) through October 31, 2023.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Equity Research Portfolio Institutional Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.11	$14.71	$12.01	$12.03	$11.59

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.18	0.18	0.14	0.14	0.18

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.56	(4.12)	3.03	0.07	1.17

Net increase (decrease) from investment operations	0.74	(3.94)	3.17	0.21	1.35

Distributions to Shareholders from:

Net investment income	(0.15)	(0.16)	(0.15)	(0.14)	(0.13)

Net realized gain from investments	(0.20)	(1.50)	(0.32)	(0.09)	(0.78)

Total distributions	(0.35)	(1.66)	(0.47)	(0.23)	(0.91)

Net asset value, end of year	$9.50	$9.11	$14.71	$12.01	$12.03

Total Return	7.98%	(29.83)%	26.76%	1.73%	12.93%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$10,925	$10,347	$15,295	$12,494	$19,458

Expenses to average net assets	1.61%	1.45%	1.45%	1.40%	1.42%

Expenses to average net assets (net of fees waived/reimbursed)	0.75%	0.75%	0.75%	0.75%	0.79%

Net investment income to average net assets	1.71%	1.59%	0.99%	1.20%	1.62%

Portfolio turnover rate	23%	33%	38%	51%	44%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Small Companies Portfolio Institutional Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$15.20	$22.80	$17.14	$15.64	$15.29

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.19	0.15	0.06	0.08	0.12

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.52	(7.07)	5.63	1.53	1.24

Net increase (decrease) from investment operations	0.71	(6.92)	5.69	1.61	1.36

Distributions to Shareholders from:

Net investment income	(0.12)	(0.07)	(0.03)	(0.11)	(0.13)

Net realized gain from investments	(0.23)	(0.61)	—	—	(0.88)

Total distributions	(0.35)	(0.68)	(0.03)	(0.11)	(1.01)

Net asset value, end of year	$15.56	$15.20	$22.80	$17.14	$15.64

Total Return	4.51%	(31.20)%	33.16%	10.34%	10.14%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$332,794	$457,624	$549,895	$337,166	$272,252

Expenses to average net assets	1.15%	1.11%	1.16%	1.34%	1.38%

Expenses to average net assets (net of fees waived/reimbursed)	1.15%	1.11%	1.14%	1.15%	1.15%

Net investment income to average net assets	1.11%	0.84%	0.29%	0.50%	0.78%

Portfolio turnover rate	37%	24%	13%	30%	37%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Small Companies Portfolio Institutional Class Z

	2023(1)

Net asset value, beginning of year	$17.03

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.24

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(1.69)

Net increase (decrease) from investment operations	(1.45)

Distributions to Shareholders from:

Net investment income	—

Net asset value, end of year	$15.58

Total Return	(8.51	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$108,249

Expenses to average net assets	1.14	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.01	%(B)

Net investment income to average net assets	1.41	%(B)

Portfolio turnover rate	37	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from April 4, 2023 (commencement of class) through October 31, 2023.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Small Companies Portfolio Investor Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$15.00	$22.51	$16.94	$15.48	$15.16

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.16	0.10	— (2)	0.04	0.09

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.52	(6.99)	5.58	1.51	1.21

Net increase (decrease) from investment operations	0.68	(6.89)	5.58	1.55	1.30

Distributions to Shareholders from:

Net investment income	(0.06)	(0.01)	(0.01)	(0.09)	(0.10)

Net realized gain from investments	(0.24)	(0.61)	—	—	(0.88)

Total distributions	(0.30)	(0.62)	(0.01)	(0.09)	(0.98)

Net asset value, end of year	$15.38	$15.00	$22.51	$16.94	$15.48

Total Return	4.35%	(31.39)%	32.84%	10.07%	9.82%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$28,426	$30,361	$49,757	$39,696	$57,095

Expenses to average net assets	1.50%	1.44%	1.50%	1.67%	1.70%

Expenses to average net assets (net of fees waived/reimbursed)	1.30%	1.37%	1.40%	1.40%	1.40%

Net investment income to average net assets	0.97%	0.54%	0.01%	0.28%	0.63%

Portfolio turnover rate	37%	24%	13%	30%	37%

(1)	Net investment income per share was calculated using the average shares outstanding method.

(2)	Amount was less than $0.005 per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class (Formerly Class I)

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$15.97	$25.59	$21.23	$21.25	$18.43

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.24	0.19	0.09	0.12	0.24

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.74	(9.63)	4.37	0.19	2.76

Net increase (decrease) from investment operations	0.98	(9.44)	4.46	0.31	3.00

Distributions to Shareholders from:

Net investment income	(0.17)	(0.18)	(0.10)	(0.33)	(0.18)

Net asset value, end of year	$16.78	$15.97	$25.59	$21.23	$21.25

Total Return	6.07%	(37.14)%	21.03%	1.38%	16.43%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,709,335	$2,302,000	$5,774,486	$4,847,707	$4,864,702

Expenses to average net assets	1.16%	1.12%	1.22%	1.28%	1.27%

Expenses to average net assets (net of fees waived/reimbursed)	1.09%	1.10%	1.15%	1.28%	1.27%

Net investment income to average net assets	1.32%	0.91%	0.33%	0.59%	1.18%

Portfolio turnover rate	27%	24%	13%	23%	17%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class Z (Formerly Class II)

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$16.02	$25.65	$21.28	$21.28	$18.45

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.24	0.21	0.11	0.15	0.27

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.76	(9.66)	4.38	0.20	2.76

Net increase (decrease) from investment operations	1.00	(9.45)	4.49	0.35	3.03

Distributions to Shareholders from:

Net investment income	(0.19)	(0.18)	(0.12)	(0.35)	(0.20)

Net asset value, end of year	$16.83	$16.02	$25.65	$21.28	$21.28

Total Return	6.15%	(37.07)%	21.11%	1.55%	16.61%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$150,323	$362,413	$719,400	$626,632	$557,924

Expenses to average net assets	1.07%	1.04%	1.13%	1.19%	1.19%

Expenses to average net assets (net of fees waived/reimbursed)	0.99%	1.00%	1.07%	1.11%	1.11%

Net investment income to average net assets	1.34%	1.04%	0.41%	0.76%	1.34%

Portfolio turnover rate	27%	24%	13%	23%	17%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Emerging Markets Portfolio Advisor Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$38.69	$66.93	$55.48	$55.65	$48.21

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.49	0.44	0.12	0.26	0.58

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.20	(23.60)	11.55	0.40	7.28

Net increase (decrease) from investment operations	2.69	(23.16)	11.67	0.66	7.86

Distributions to Shareholders from:

Net investment income	(0.34)	(0.36)	(0.22)	(0.83)	(0.42)

Net realized gain from investments	(3.12)	(4.72)	—	—	—

Total distributions	(3.46)	(5.08)	(0.22)	(0.83)	(0.42)

Net asset value, end of year	$37.92	$38.69	$66.93	$55.48	$55.65

Total Return	6.53%	(37.18)%	21.04%	1.11%	16.46%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$999,992	$1,397,761	$3,813,331	$3,739,209	$4,274,314

Expenses to average net assets	1.23%	1.19%	1.31%	1.36%	1.37%

Expenses to average net assets (net of fees waived/reimbursed)	1.23%	1.19%	1.28%	1.36%	1.37%

Net investment income to average net assets	1.18%	0.87%	0.18%	0.49%	1.10%

Portfolio turnover rate	31%	33%	15%	18%	19%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Emerging Markets ex China Portfolio Institutional Class

	2023	2022(1)

Net asset value, beginning of year	$9.77	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.19	0.01

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.03	(0.24)

Net increase (decrease) from investment operations	0.22	(0.23)

Distributions to Shareholders from:

Net investment income	(0.04)	—

Net asset value, end of year	$9.95	$9.77

Total Return	2.30%	(2.30	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,307	$3,039

Expenses to average net assets	5.71%	13.55	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.08%	1.10	%(B)

Net investment income to average net assets	1.75%	0.99	%(B)

Portfolio turnover rate	25%	1	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Chinese Equity Portfolio Institutional Class

	2023	2022	2021(1)

Net asset value, beginning of year	$5.02	$9.36	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(2)	0.02	0.02	(0.02)

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.19	(4.33)	(0.62)

Net increase (decrease) from investment operations	0.21	(4.31)	(0.64)

Distributions to Shareholders from:

Net investment income	(0.02)	(0.03)	—

Net asset value, end of year	$5.21	$5.02	$9.36

Total Return	4.18%	(46.20)%	(6.40	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,683	$2,600	$3,942

Expenses to average net assets	4.15%	4.01%	7.00	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.15%	1.15%	1.15	%(B)

Net investment income (loss) to average net assets	0.33%	0.27%	(0.23	)%(B)

Portfolio turnover rate	24%	42%	17	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Emerging Markets Research Portfolio Institutional Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.33	$13.15	$11.21	$11.42	$10.82

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.14	0.10	0.10	0.09	0.15

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.09	(3.73)	2.04	0.17	1.35

Net increase (decrease) from investment operations	0.23	(3.63)	2.14	0.26	1.50

Distributions to Shareholders from:

Net investment income	(0.07)	(0.11)	(0.07)	(0.14)	(0.09)

Net realized gain from investments	—	(1.08)	(0.13)	(0.33)	(0.81)

Total distributions	(0.07)	(1.19)	(0.20)	(0.47)	(0.90)

Net asset value, end of year	$8.49	$8.33	$13.15	$11.21	$11.42

Total Return	2.68%	(30.09)%	19.18%	2.19%	15.05%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$6,015	$6,214	$9,065	$7,367	$7,198

Expenses to average net assets	2.79%	2.36%	2.30%	2.40%	2.29%

Expenses to average net assets (net of fees waived/reimbursed)	1.15%	1.15%	1.15%	1.15%	1.19%

Net investment income to average net assets	1.49%	0.94%	0.76%	0.83%	1.35%

Portfolio turnover rate	32%	43%	45%	67%	58%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class (Formerly Class I)

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$6.80	$8.97	$6.92	$7.80	$7.62

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.15	0.14	0.06	0.10	0.14

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.11)	(2.24)	2.12	(0.82)	0.14

Net increase (decrease) from investment operations	0.04	(2.10)	2.18	(0.72)	0.28

Distributions to Shareholders from:

Net investment income	(0.16)	(0.07)	(0.13)	(0.16)	(0.10)

Net asset value, end of year	$6.68	$6.80	$8.97	$6.92	$7.80

Total Return	0.41%	(23.56)%	31.74%	(9.50)%	3.59%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$57,367	$74,804	$96,905	$73,376	$144,742

Expenses to average net assets	1.74%	1.60%	1.64%	1.68%	1.63%

Expenses to average net assets (net of fees waived/reimbursed)	1.74%	1.60%	1.64%	1.68%	1.63%

Net investment income to average net assets	2.16%	1.85%	0.75%	1.44%	1.72%

Portfolio turnover rate	26%	18%	30%	21%	31%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class Z (Formerly Class II)

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$6.85	$9.03	$6.95	$7.82	$7.63

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.17	0.17	0.09	0.14	0.17

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.10)	(2.27)	2.13	(0.84)	0.13

Net increase (decrease) from investment operations	0.07	(2.10)	2.22	(0.70)	0.30

Distributions to Shareholders from:

Net investment income	(0.16)	(0.08)	(0.14)	(0.17)	(0.11)

Net asset value, end of year	$6.76	$6.85	$9.03	$6.95	$7.82

Total Return	0.97%	(23.44)%	32.18%	(9.26)%	4.01%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$51,828	$90,188	$117,689	$116,911	$128,742

Expenses to average net assets	1.65%	1.52%	1.55%	1.60%	1.55%

Expenses to average net assets (net of fees waived/reimbursed)	1.35%	1.35%	1.35%	1.35%	1.35%

Net investment income to average net assets	2.45%	2.13%	1.05%	1.95%	2.19%

Portfolio turnover rate	26%	18%	30%	21%	31%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Frontier Emerging Markets Portfolio Investor Class

	2023	2022	2021	2020	2019

Net asset value, beginning of year	$6.76	$8.92	$6.88	$7.75	$7.57

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.14	0.11	0.03	0.08	0.11

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.12)	(2.23)	2.11	(0.83)	0.13

Net increase (decrease) from investment operations	0.02	(2.12)	2.14	(0.75)	0.24

Distributions to Shareholders from:
Net investment income	(0.12)	(0.04)	(0.10)	(0.12)	(0.06)

Net asset value, end of year	$6.66	$6.76	$8.92	$6.88	$7.75

Total Return	0.18%	(23.84)%	31.14%	(9.70)%	3.24%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$5,743	$6,692	$9,542	$10,327	$20,560

Expenses to average net assets	2.36%	2.15%	2.14%	2.12%	2.00%

Expenses to average net assets (net of fees waived/reimbursed)	2.00%	2.00%	2.00%	2.00%	2.00%

Net investment income to average net assets	1.94%	1.45%	0.35%	1.17%	1.38%

Portfolio turnover rate	26%	18%	30%	21%	31%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2023

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was established as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Harding Loevner LP (“Harding Loevner” or the “Adviser”) serves as investment adviser to the Fund. The Fund currently has thirteen separate portfolios, twelve diversified portfolios and one non-diversified portfolio, all of which were active as of October 31, 2023 (individually, a “Portfolio”, collectively, the “Portfolios”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Developed Markets Equity Portfolio (“International Developed Markets Equity”)	Institutional Class: September 28, 2022	to seek long-term capital appreciation through investments in equity securities of companies based in developed markets outside the United States
International Carbon Transition Equity Portfolio (“International Carbon Transition Equity”)	Institutional Class: December 21, 2022	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007 Institutional Class Z: April 4, 2023	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio (“Institutional Emerging Markets”)	Institutional Class (Formerly Class I): October 17, 2005 Institutional Class Z (Formerly Class II): March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets ex China Portfolio (“Emerging Markets ex China”)	Institutional Class: September 14, 2022	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Chinese Equity Portfolio (“Chinese Equity”)	Institutional Class: December 16, 2020	to seek long-term capital appreciation through investments in equity securities of Chinese companies
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class (Formerly Class I): May 27, 2008 Institutional Class Z (Formerly Class II): March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

2. Summary of Significant Accounting Policies (continued)

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Cash and Foreign Currencies

Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. In the event of the financial institution’s insolvency, recovery of a Portfolio’s cash may be limited to the insurance afforded by Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC).

Valuation

The Board of Directors of the Fund (the “Board” or the “Directors”) has approved procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act and Rule 2a-5 thereunder. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not “readily available”, as defined by Rule 2a-5.

In determining a Portfolio’s net asset value per share (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security can be valued using (i) the last trade from the current date; (ii) the most recent mean or bid quotation on the principal exchange (dependent upon local exchange or market convention); or (iii) the closing, mean, or bid price on another exchange on which the security is traded (if such price is available from a Fund’s accounting agent). Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices. To address this issue, the Board has approved the daily use of quantitative models provided by an approved pricing service that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not “readily available”, as defined by Rule 2a-5, are priced by the Investment Adviser, as valuation designee, at “fair value as determined in good faith”, pursuant to Rule 2a-5 and in accordance with the Procedures and under the general supervision of the Board of Directors. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP has established a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. GAAP defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

2. Summary of Significant Accounting Policies (continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 unadjusted quoted prices in active markets for identical assets

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Valuation levels are not necessarily an indication of the risk associated with investing in those securities.

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of October 31, 2023. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Global Equity
Common Stocks	$668,097,124	$251,465,594	$—		$919,562,718
Short Term Investments	27,448,084	—	—		27,448,084

Total Investments	$695,545,208	$251,465,594	$—		$947,010,802
Global Equity Research
Common Stocks	$3,656,667	$3,624,839	$—	‡	$7,281,506
Preferred Stocks	9,137	64,406	—		73,543
Short Term Investments	112,082	—	—		112,082

Total Investments	$3,777,886	$3,689,245	$—		$7,467,131
International Equity
Common Stocks	$3,386,643,504	$9,143,640,224	$—	‡	$12,530,283,728
Short Term Investments	479,859,473	—	—		479,859,473

Total Investments	$3,866,502,977	$9,143,640,224	$—		$13,010,143,201
International Developed Markets Equity
Common Stocks	$15,981,798	$64,571,512	$—		$80,553,310
Short Term Investments	1,948,634	—	—		1,948,634

Total Investments	$17,930,432	$64,571,512	$—		$82,501,944
International Carbon Transition Equity
Common Stocks	$445,302	$1,330,402	$—		$1,775,704
Short Term Investments	45,581	—	—		45,581

Total Investments	$490,883	$1,330,402	$—		$1,821,285
International Equity Research
Common Stocks	$1,559,092	$9,089,046	$—	‡	$10,648,138
Preferred Stocks	34,618	106,150	—		140,768
Short Term Investments	166,798	—	—		166,798

Total Investments	$1,760,508	$9,195,196	$—		$10,955,704

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

2. Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
International Small Companies
Common Stocks	$37,837,148	$420,733,481	$—		$458,570,629
Short Term Investments	10,241,616	—	—		10,241,616

Total Investments	$48,078,764	$420,733,481	$—		$468,812,245

Institutional Emerging Markets
Common Stocks	$328,153,868	$1,459,420,143	$—	‡	$1,787,574,011
Preferred Stocks	35,213,512	6,557,429	—		41,770,941
Rights	26,660	—	—		26,660
Short Term Investments	26,135,459	—	—		26,135,459

Total Investments	$389,529,499	$1,465,977,572	$—		$1,855,507,071

Emerging Markets
Common Stocks	$177,390,678	$781,056,527	$—	‡	$958,447,205
Preferred Stocks	18,537,744	3,445,580	—		21,983,324
Rights	13,865	—	—		13,865
Short Term Investments	20,760,654	—	—		20,760,654

Total Investments	$216,702,941	$784,502,107	$—		$1,001,205,048
Emerging Markets ex China
Common Stocks	$750,268	$2,185,548	$—		$2,935,816
Preferred Stocks	72,896	—	—		72,896
Rights	75	—	—		75

Total Investments	$823,239	$2,185,548	$—		$3,008,787
Chinese Equity
Common Stocks	$—	$2,610,746	$—		$2,610,746
Short Term Investments	101,764	—	—		101,764

Total Investments	$101,764	$2,610,746	$—		$2,712,510
Emerging Markets Research
Common Stocks	$1,164,630	$4,646,741	$—	‡	$5,811,371
Preferred Stocks	25,888	111,244	—		137,132
Short Term Investments	97,438	—	—		97,438

Total Investments	$1,287,956	$4,757,985	$—		$6,045,941
Frontier Emerging Markets
Common Stocks	$13,973,349	$93,804,738	$—		$107,778,087
Preferred Stocks	2,041,796	—	—		2,041,796
Short Term Investments	3,372,010	—	—		3,372,010

Total Investments	$19,387,155	$93,804,738	$—		$113,191,893

‡	Investments categorized as level 3 security that is effectively valued at zero.

As of October 31, 2023, there were investments related to two companies held within the Portfolios, all of which were effectively valued at zero due to the inability of the Portfolios to transact in these investments, the lack of visibility on when the Portfolios may do so, and the lack of readily available market prices for such investments. All of these factors are related to the Russian invasion of Ukraine and responses to that event. The value of these securities compared to the Portfolio’s net assets is not material and therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

2. Summary of Significant Accounting Policies (continued)

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis. Dividends and distributions to shareholders of the Portfolios are recorded on the ex-dividend date.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investment transactions” and “Change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Share Class Accounting

Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of a Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class).

Organization and Offering Fees

Costs incurred by the International Developed Markets Equity, Emerging Markets ex China and International Carbon Transition Equity Portfolios in connection with their organization were expensed as they were incurred. Costs related to the offering of shares were deferred and amortized on a straight line basis over the twelve-month period from the date of commencement of operations of the Portfolios.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

2. Summary of Significant Accounting Policies (continued)

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Transactions with Affiliates and Significant Agreements

The Board has approved investment advisory agreements with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

The following annualized advisory fees and contractual expense limits were in effect for the year ended October 31, 2023. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit(a)
Global Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.90%
Global Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.80%
Global Equity–Advisor Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	1.20%
Global Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%
International Equity–Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Developed Markets Equity–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Carbon Transition Equity–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.75%
International Small Companies–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%
International Small Companies–Institutional Class Z	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.00%
International Small Companies–Investor Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.30%
Institutional Emerging Markets–Institutional Class(b)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.05	%(c),(d)
Institutional Emerging Markets–Institutional Class Z(b)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95	%(c),(d)
Emerging Markets–Advisor Class(b)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.25	%(c),(d)
Emerging Markets ex China–Institutional Class(e)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.05	%(c),(d)
Chinese Equity–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%
Emerging Markets Research–Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.15%
Frontier Emerging Markets–Institutional Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets–Institutional Class Z	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets–Investor Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%

(a)

Effective through February 28, 2024 for each Portfolio except Institutional Emerging Markets - Institutional Class, Institutional Emerging Markets - Institutional Class Z, Emerging Markets - Advisor Class and Emerging Markets ex-China - Institutional Class.

(b)

Prior to July 1, 2023, Institutional Emerging Markets and Emerging Markets contractual management fees were 1.00% on the first $1 billion of assets, 0.98% on the next $1 billion of assets, 0.96% on the next $1 billion of assets and 0.94% over $3 billion.

(c)

Prior to July 1, 2023, the Investment Adviser had contractually agreed to cap the expenses for the Institutional Emerging Markets - Institutional Class, Institutional Emerging Markets - Institutional Class Z, Emerging Markets - Advisor Class and Emerging Markets ex-China - Institutional Class at 1.10%, 1.00%, 1.30%, and 1.10%, respectively.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

3. Transactions with Affiliates and Significant Agreements (continued)

(d)	Effective through February 28, 2025.

(e)	Prior to July 1, 2023, Emerging Markets ex China management fee was 1.00% of all assets.

For the year ended October 31, 2023, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
Global Equity-Institutional Class Z	$29,542
Global Equity Research-Institutional Class	93,180
International Developed Markets Equity-Institutional Class	217,177
International Carbon Transition Equity-Institutional Class*	144,567
International Equity Research-Institutional Class	103,642
International Small Companies-Institutional Class	4,520
International Small Companies-Institutional Class Z**	52,756
International Small Companies-Investor Class	63,343
Institutional Emerging Markets-Institutional Class	1,614,132
Institutional Emerging Markets-Institutional Class Z	216,001
Emerging Markets ex China-Institutional Class	156,541
Chinese Equity-Institutional Class	95,090
Emerging Markets Research-Institutional Class	108,905
Frontier Emerging Markets-Institutional Class Z	186,618
Frontier Emerging Markets-Investor Class	23,925

*	For the period from December 21, 2022 (commencement of operations) through October 31, 2023.

**	For the period from April 4, 2023 (commencement of class) through October 31, 2023.

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Foreside Management Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), provides compliance support to the Fund’s Chief Compliance Officer. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, recordkeeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the year ended October 31, 2023. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Directors. For the year ended October 31, 2023, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

4. Class Specific Expenses

The class level expenses for the year ended October 31, 2023, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

Global Equity–Institutional Class	$—	$27,516	$9,644	$4,123	$667,161

Global Equity–Institutional Class Z	—	17,984	4,703	1,373	—

Global Equity–Advisor Class	—	17,643	5,895	2,345	57,681

Global Equity Research–Institutional Class	—	20,813	1,475	468	—

International Equity–Institutional Class	—	96,345	382,259	232,039	10,470,025

International Equity–Institutional Class Z	—	23,512	141,684	19,597	—

International Equity–Investor Class	548,048	23,053	60,627	19,612	274,325

International Developed Markets Equity–Institutional Class	—	35,802	18,848	687	59,902

International Carbon Transition Equity–Institutional Class*	—	24,932	1,354	245	—

International Equity Research–Institutional Class	—	20,763	1,820	538	723

International Small Companies–Institutional Class	—	28,589	42,495	21,911	411,356

International Small Companies–Institutional Class Z**	—	9,030	12,943	412	—

International Small Companies–Investor Class	79,971	20,051	5,588	1,234	37,416

Institutional Emerging Markets–Institutional Class	—	40,742	122,397	13,385	2,226,600

Institutional Emerging Markets–Institutional Class Z	—	23,015	13,753	4,415	—

Emerging Markets–Advisor Class	—	46,887	147,156	30,860	1,910,697

Emerging Markets ex China–Institutional Class	—	32,804	1,227	436	25

Chinese Equity–Institutional Class	—	20,832	1,594	740	144

Emerging Markets Research–Institutional Class	—	20,855	1,412	492	705

Frontier Emerging Markets–Institutional Class	—	18,601	5,243	1,150	44,839

Frontier Emerging Markets–Institutional Class Z	—	16,066	2,382	240	—

Frontier Emerging Markets–Investor Class	16,417	17,250	3,535	771	10,195

*	For the period from December 21, 2022 (commencement of operations) through October 31, 2023.

**	For the period from April 4, 2023 (commencement of class) through October 31, 2023.

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2023, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$276,696,859	$442,121,997
Global Equity Research	1,753,263	1,985,430
International Equity	2,713,313,761	5,106,101,148
International Developed Markets Equity	102,716,377	16,794,751
International Carbon Transition Equity*	2,217,372	380,051
International Equity Research	2,703,618	2,714,885
International Small Companies	193,745,790	221,758,884
Institutional Emerging Markets	640,430,230	1,628,996,083
Emerging Markets	384,737,001	883,839,425
Emerging Markets ex China	896,254	828,477
Chinese Equity	732,530	738,805
Emerging Markets Research	2,081,088	2,336,386
Frontier Emerging Markets	34,551,696	90,820,156

*	For the period from December 21, 2022 (commencement of operations) through October 31, 2023.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

6. In-Kind Redemptions

During the year ended October 31, 2023, the International Equity Portfolio delivered portfolio securities rather than cash in exchange for the redemption of shares for certain investors (in-kind redemptions). These investors received readily marketable securities that were valued on the redemption date using the same method employed in calculating the Portfolio’s NAV per share. The International Equity Portfolio had in-kind redemptions of approximately $123,149,663. The redemption amounts are included in “Net increase (decrease) in net assets from portfolio share transactions” on the Statements of Changes in Net Assets. Net gain of approximately $45,334,531 on the securities resulting from such in-kind redemptions are included in “Net realized gain (loss) on investments and foreign currency transactions” in the Statements of Changes in Net Assets. For financial reporting purposes, these transactions are treated as sales of securities and the resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses are recognized.

7. Capital Share Transactions

Transactions in capital shares for the year ended October 31, 2023, were as follows for each Portfolio:

							Net	Net
		Proceeds	Shares From	Reinvestment		Payments	Increase	Increase
	Shares	From	Reinvested	of	Shares	for Shares	(Decrease)	(Decrease)
	Sold	Shares Sold	Dividends	Dividends	Redeemed	Redeemed	in Shares	in Net Assets
Global Equity
Institutional Class	2,204,986	$75,161,035	—	$—	(6,937,233)	$(239,344,747)	(4,732,247)	$(164,183,712)
Institutional Class Z	329,954	11,734,484	—	—	(533,841)	(18,255,951)	(203,887)	(6,521,467)
Advisor Class	35,454	1,247,670	—	—	(218,595)	(7,420,144)	(183,141)	(6,172,474)
Global Equity Research
Institutional Class	42	500	39,616	455,979	(27,965)	(338,287)	11,693	118,192
International Equity
Institutional Class	81,399,393	2,014,323,428	9,333,081	226,513,864	(151,333,207)	(3,716,312,694)	(60,600,733)	(1,475,475,402)
Institutional Class Z	20,489,688	506,639,820	3,108,984	75,392,867	(57,343,218)	(1,395,907,725)	(33,744,546)	(813,875,038)
Investor Class	2,288,624	56,760,239	170,920	4,155,057	(2,964,733)	(73,026,901)	(505,189)	(12,111,605)
International Developed Markets Equity
Institutional Class	8,639,845	105,083,733	628	7,529	(1,525,639)	(18,627,942)	7,114,834	86,463,320
International Carbon Transition Equity
Institutional Class*	188,400	1,884,000	—	—	(2,000)	(20,560)	186,400	1,863,440
International Equity Research
Institutional Class	16,345	168,588	40,421	407,850	(42,837)	(445,781)	13,929	130,657
International Small Companies
Institutional Class	9,185,243	156,914,699	622,630	10,453,958	(18,526,699)	(314,372,935)	(8,718,826)	(147,004,278)
Institutional
Class Z**	7,368,685	126,637,139	—	—	(422,753)	(7,366,954)	6,945,932	119,270,185
Investor Class	333,692	5,551,943	34,209	568,556	(543,519)	(9,097,380)	(175,618)	(2,976,881)
Institutional Emerging Markets
Institutional Class	19,903,683	358,759,665	1,025,868	18,168,122	(63,214,882)	(1,135,672,706)	(42,285,331)	(758,744,919)
Institutional Class Z	1,105,545	20,131,038	204,188	3,624,335	(15,005,591)	(273,921,615)	(13,695,858)	(250,166,242)
Emerging Markets
Advisor Class	4,748,479	195,984,252	2,672,660	106,532,249	(17,172,140)	(707,149,845)	(9,751,001)	(404,633,344)
Emerging Markets ex China
Institutional Class	37,739	377,000	1,390	13,981	(17,636)	(177,201)	21,493	213,780
Chinese Equity
Institutional Class	668,258	4,144,303	1,922	12,320	(672,542)	(4,166,642)	(2,362)	(10,019)
Emerging Markets Research
Institutional Class	2,008	18,400	5,264	48,055	(44,523)	(414,627)	(37,251)	(348,172)
Frontier Emerging Markets
Institutional Class	2,252,763	15,947,393	221,885	1,562,074	(4,892,951)	(34,461,182)	(2,418,303)	(16,951,715)
Institutional Class Z	—	—	303,966	2,158,160	(5,792,152)	(40,694,670)	(5,488,186)	(38,536,510)
Investor Class	113,690	797,107	15,828	111,273	(257,508)	(1,810,006)	(127,990)	(901,626)

*	For the period from December 21, 2022 (commencement of operations) through October 31, 2023.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

7. Capital Share Transactions (continued)

** For the period from April 4, 2023 (commencement of class) through October 31, 2023.

Transactions in capital shares for the year ended October 31, 2022, were as follows for each Portfolio:

							Net	Net
		Proceeds	Shares From	Reinvestment		Payments	Increase	Increase
	Shares	From	Reinvested	of	Shares	for Shares	(Decrease)	(Decrease)
	Sold	Shares Sold	Dividends	Dividends	Redeemed	Redeemed	in Shares	in Net Assets
Global Equity
Institutional Class	4,499,014	$163,935,948	3,943,187	$176,536,474	(9,138,598)	$(333,756,177)	(696,397)	$6,716,245
Institutional Class Z	177,195	6,768,641	1,048,461	46,971,052	(660,623)	(27,975,151)	565,033	25,764,542
Advisor Class	85,512	3,344,463	159,875	7,138,414	(362,000)	(12,930,489)	(116,613)	(2,447,612)
Global Equity Research
Institutional Class	1	10	73,566	1,055,667	(6,957)	(102,815)	66,610	952,862
International Equity
Institutional Class	121,556,775	3,130,568,965	11,513,852	335,974,199	(209,556,327)	(5,199,499,358)	(76,485,700)	(1,732,956,194)
Institutional Class Z	35,957,143	927,103,574	2,485,478	72,476,537	(17,121,493)	(436,550,437)	21,321,128	563,029,674
Investor Class	3,248,977	83,706,469	279,397	8,155,604	(7,681,750)	(185,789,421)	(4,153,376)	(93,927,348)
International Developed Markets Equity
Institutional Class*	192,100	1,921,000	—	—	—	—	192,100	1,921,000
International Equity Research
Institutional Class	18,703	212,600	136,234	1,698,835	(58,784)	(705,529)	96,153	1,205,906
International Small Companies
Institutional Class	12,760,628	225,781,592	710,008	14,860,475	(7,489,974)	(132,604,022)	5,980,662	108,038,045
Investor Class	426,937	7,516,379	62,997	1,304,026	(677,265)	(11,792,670)	(187,331)	(2,972,265)
Institutional Emerging Markets
Institutional Class	45,070,778	925,238,726	1,366,081	32,977,191	(127,900,747)	(2,497,513,793)	(81,463,888)	(1,539,297,876)
Institutional Class Z	4,223,110	96,480,073	178,360	4,316,319	(9,816,205)	(193,225,310)	(5,414,735)	(92,428,918)
Emerging Markets
Advisor Class	14,020,894	725,209,438	4,567,688	267,209,765	(39,441,987)	(1,871,896,415)	(20,853,405)	(879,477,212)
Emerging Markets ex China
Institutional Class**	310,900	3,109,000	—	—	—	—	310,900	3,109,000
Chinese Equity
Institutional Class	179,957	1,533,831	1,233	11,045	(84,681)	(641,499)	96,509	903,377
Emerging Markets Research
Institutional Class	14,127	142,899	71,408	819,048	(29,111)	(323,200)	56,424	638,747
Frontier Emerging Markets
Institutional Class	2,866,309	21,310,690	80,150	682,875	(2,749,323)	(21,111,289)	197,136	882,276
Institutional Class Z	—	—	119,815	1,026,818	—	—	119,815	1,026,818
Investor Class	104,395	801,129	4,964	42,195	(188,853)	(1,445,992)	(79,494)	(602,668)

*	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

**	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

8. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at October 31, 2023, for each of the Portfolios were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation /
Portfolio	Appreciation	Depreciation	(Depreciation)	Cost
Global Equity	$218,030,971	$(54,912,918)	$163,118,053	$783,892,749
Global Equity Research	1,333,744	(1,101,112)	232,632	7,234,499
International Equity	3,458,259,554	(1,140,983,527)	2,317,276,027	10,692,867,174
International Developed Markets Equity	2,275,384	(8,908,387)	(6,633,003)	89,134,947
International Carbon Transition Equity	94,628	(159,358)	(64,730)	1,886,015

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

8. Income Tax (continued)

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation /
Portfolio	Appreciation	Depreciation	(Depreciation)	Cost
International Equity Research	$1,238,973	$(2,190,813)	$(951,840)	$11,907,544
International Small Companies	50,494,093	(53,155,260)	(2,661,167)	471,473,412
Institutional Emerging Markets	480,408,070	(406,592,675)	73,815,395	1,781,691,676
Emerging Markets	292,178,433	(140,040,479)	152,137,954	849,067,094
Emerging Markets ex China	239,285	(365,917)	(126,632)	3,135,419
Chinese Equity	37,334	(1,494,085)	(1,456,751)	4,169,261
Emerging Markets Research	670,529	(1,477,473)	(806,944)	6,852,885
Frontier Emerging Markets	22,163,095	(11,776,067)	10,387,028	102,804,865

It is the policy of each Portfolio to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Distributable earnings”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaims receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of October 31, 2023, and has concluded that no provisions for income tax are required. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 were as follows:

			Distributions From

	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Portfolio	2023		2023		2022		2022

Global Equity	$—		$—		$25,226,683		$218,044,994
Global Equity Research	82,323		373,656		275,005		780,662
International Equity	372,907,024		—	**	304,870,793	***	229,955,619
International Developed Markets Equity	7,551		—		—		—
International Carbon Transition Equity	—		—		—		—
International Equity Research	175,826		232,023		639,474		1,059,361
International Small Companies	3,730,166		7,560,817		1,591,579	***	15,922,215
Institutional Emerging Markets	26,042,216	*	—		44,801,573	***	—
Emerging Markets	11,041,094		101,851,087	**	20,227,648		269,068,922	****
Emerging Markets ex China	13,981		—		—		—
Chinese Equity	12,320		—		11,045		—
Emerging Markets Research	48,055		—		278,543		540,505
Frontier Emerging Markets	3,922,363		—		1,827,725		—

*	This amount does not include tax equalization utilized of $3,914,746 which the Portfolio designated as being distributed to shareholders on their redemption of shares.

**

These amounts do not include tax equalization utilized of $82,083,602 and $25,738,842, respectively, which the Portfolios designated as being distributed to shareholders upon their redemption of shares.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

8. Income Tax (continued)

***

These amounts do not include tax equalization utilized of $3,500,000, $423,069 and $2,057,893, respectively, which the Portfolios designated as being distributed to shareholders on their redemption of shares.

****	This amount does not include tax equalization utilized of $46,349,498 which the Portfolio designated as being distributed to shareholders upon their redemption of shares.

As of October 31, 2023, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation	Accumulated
Portfolio	Income	Capital Gains	Other Losses	(Depreciation)(1)	Earnings/(Deficit)
Global Equity	$2,654,757	$2,216,250	$—	$163,118,519	$167,989,526
Global Equity Research	91,990	—	(69,800)	230,883	253,073
International Equity	261,415,091	257,161,744	—	2,317,297,505	2,835,874,340
International Developed Markets Equity	1,448,201	—	(608,994)	(6,634,817)	(5,795,610)
International Carbon Transition Equity	36,070	—	(797)	(64,762)	(29,489)
International Equity Research	198,880	—	(16,646)	(955,299)	(773,065)
International Small Companies	5,743,022	—	(10,344,772)	(2,989,029)	(7,590,779)
Institutional Emerging Markets	23,289,517	—	(44,429,105)	70,830,257	49,690,669
Emerging Markets	13,166,179	16,732,490	—	150,684,248	180,582,917
Emerging Markets ex China	113,152	1,937	—	(127,705)	(12,616)
Chinese Equity	19,123	—	(1,051,785)	(1,456,758)	(2,489,420)
Emerging Markets Research	87,019	—	(740,886)	(810,659)	(1,464,526)
Frontier Emerging Markets	2,154,375	—	(113,669,134)	9,813,185	(101,701,574)

(1) The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on certain sale of securities. Unrealized Appreciation (Depreciation) includes amounts related to foreign currency and currency translations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

At October 31, 2023, capital losses incurred that will be carried forward indefinitely under provisions of the Act were as follows:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
Portfolio	Carryforward	Carryforward

Global Equity Research	$69,800	$—
International Developed Markets Equity	558,119	—
International Equity Research	12,793	—
International Small Companies	—	10,344,772
Institutional Emerging Markets	44,429,105	—
Chinese Equity	406,266	625,368
Emerging Markets Research	199,663	541,223
Frontier Emerging Markets	22,227,767	91,441,367

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax expenses, the Portfolios made reclassifications among certain capital accounts. The reclassifications have no impact on the net assets of the Portfolios. As of October 31, 2023, the following reclassifications were made to the Statements of Assets and Liabilities:

Portfolio	Paid-in Capital	Distributable earnings

International Equity	$128,688,408	$(128,688,408)
International Developed Markets Equity	(1,537)	1,537
International Carbon Transition Equity	(1,997)	1,997
International Small Companies	423,069	(423,069)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

8. Income Tax (continued)

Portfolio	Paid-in Capital	Distributable earnings

Institutional Emerging Markets	$5,972,639	$(5,972,639)
Emerging Markets	25,738,842	(25,738,842)
Emerging Markets ex China	(2,580)	2,580

During the fiscal year ended October 31, 2023, the Global Equity, International Equity, Institutional Emerging Markets, and Emerging Markets ex China utilized $174,565, $58,148,818, $29,904,464, and $811 respectively, in capital loss carryforwards.

9. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “Net realized gain (loss) on foreign currency transactions” and “Change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the fiscal year ended October 31, 2023.

The Central Bank of Nigeria has implemented currency controls that significantly limit the ability to convert Nigerian Naira (NGN) to U.S. dollars. As of October 31, 2023, the Emerging Markets Research Portfolio had 0.6% of Nigeria exposure (comprised of less than 0.1% NGN and 0.6% Nigerian equities) and the Frontier Emerging Markets Portfolio had 2.3% of Nigeria exposure (comprised of 1.1% NGN and 1.2% Nigerian equities). The NGN has been valued based on an established foreign currency benchmark rate and the Nigerian equity securities have been valued at their closing price on the Nigerian Stock Exchange. These valuation methodologies are in accordance with the Procedures and GAAP. However, the conversion rate from NGN to U.S. dollars does not reflect the impact of the aforementioned currency controls. As a result, the value of NGN currently held, any proceeds from the sale of Nigerian equities received by the Emerging Markets Research and Frontier Emerging Markets Portfolios, or dividends received by the Portfolios in connection with their investment in such Nigerian equities, may differ materially once converted from NGN to U.S. dollars.

10. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes are issued by banks or broker-dealers or their affiliates and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter. In addition to carrying the same risks associated with a direct investment in the underlying security, participation notes are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer(s) of the underlying security(ies). Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

11. Concentration of Ownership

At October 31, 2023, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of	%
	Shareholders	Ownership
Global Equity	3	53.05%	*
Global Equity Research	2	87.93%
International Equity	2	31.30%	*
International Developed Markets Equity	2	85.39%	*
International Carbon Transition Equity	3	93.88%
International Equity Research	2	64.08%
International Small Companies	2	37.84%	*
Institutional Emerging Markets	2	55.96%	*
Emerging Markets	4	86.34%	*

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

11. Concentration of Ownership (continued)

	No. of	%
	Shareholders	Ownership
Emerging Markets ex China	3	75.55%
Chinese Equity	1	51.78%
Emerging Markets Research	2	78.04%
Frontier Emerging Markets	4	69.05%	*

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

12. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies; adverse fluctuations in foreign currency values; and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

The Frontier Emerging Markets Portfolio is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Frontier Emerging Markets Portfolio’s benchmark index. During periods when the Frontier Emerging Markets Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. Such additional risks include increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Frontier Emerging Markets Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in Frontier Emerging Markets. At October 31, 2023, the Frontier Emerging Markets Portfolio’s investment in the Banking industry amounted to 33.34% of its total assets.

As a non-diversified fund, the Chinese Equity Portfolio has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect the Chinese Equity Portfolio’s performance more than if the Chinese Equity Portfolio were invested in a larger number of issuers.

The operations and financial results of the Fund may be impacted adversely by a decline in the market value of the Fund’s assets under management caused by conditions outside of the Fund’s control, including, but not limited to; financial crises, political or diplomatic developments in the U.S. or globally, including rising trade tensions, pandemics or other public health crises, trade wars, economic sanctions, social or civil unrest, insurrection, war, terrorism, natural disasters, or risks associated with global climate change, and other factors that are difficult to predict.

Investing in securities issued by companies located in Russia involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in securities issued by companies located in Russia involves risks associated with the settlement of portfolio transactions and loss of a Portfolio’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Portfolio invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. Such responses have resulted in the immediate freeze of certain Russian securities, and have impaired (and may continue to impair) the ability of a Portfolio to buy, sell, receive or deliver those securities.

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. There is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2023

13. Line of Credit

The Fund has a $300 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $300 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.25% on the line of credit and is allocated among the Portfolios.

For the year ended October 31, 2023, International Carbon Transition Equity had an outstanding balance for two days with a maximum balance of $100,000 at an average weighted interest rate of 5.58%. Institutional Emerging Markets had an outstanding balance for five days with a maximum balance of $20,500,000 at an average weighted interest rate of 6.07%. Emerging Markets had an outstanding balance for six days with a maximum balance of $17,900,000 at an average weighted interest rate of 5.54%. Frontier Emerging Markets had an outstanding balance for nineteen days with a maximum balance of $5,500,000 at an average weighted interest rate of 5.76%. International Small Companies had an outstanding balance for seven days with a maximum balance of $40,200,000 at an average weighted interest rate of 6.51%. Emerging Markets ex China had an outstanding balance for one day with a maximum balance of $100,000 at an average weighted interest rate of 6.58%.

14. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

On December 15, 2023, the Board of Directors of the Fund approved the liquidation of the Global Equity Research, International Equity Research and Emerging Markets Research Portfolios effective January 31, 2024.

                                                                                      KPMG LLP

                                                                                      345 Park Avenue

                                                                                      New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Harding, Loevner Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Global Equity Portfolio, International Equity Portfolio, International Small Companies Portfolio, Institutional Emerging Markets Portfolio, Emerging Markets Portfolio, Frontier Emerging Markets Portfolio, Global Equity Research Portfolio, International Equity Research Portfolio, Emerging Markets Research Portfolio, Chinese Equity Portfolio, Emerging Markets ex China Portfolio, International Developed Markets Equity Portfolio, and International Carbon Transition Equity Portfolio (each a portfolio of Harding, Loevner Funds, Inc.) (the Portfolios), including the portfolios of investments, as of October 31, 2023, the related statements of operations for the Portfolios and periods listed in Appendix A, the statements of changes in net assets for the Portfolios and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Portfolios and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of October 31, 2023, the results of their operations for the Portfolios and periods listed in Appendix A, the changes in their net assets for the Portfolios and periods listed in Appendix A, and the financial highlights for the Portfolios and periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits include performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Harding, Loevner Funds, Inc. Portfolios since 2006.

New York, New York

December 15, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix A

Portfolios and Periods

For the year ended October 31, 2023 (statements of operations); each of the years in the two-year period ended October 31, 2023 (statements of changes in net assets); each of the years in the five-year period ended October 31, 2023 (financial highlights):

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Equity Research Portfolio

International Equity Research Portfolio

Emerging Markets Research Portfolio

For the year ended October 31, 2023 (statement of operations); each of the years in the two-year period ended October 31, 2023 (statements of changes in net assets); each of the years in the two-year period ended October 31, 2023 and the period from December 16, 2020 (commencement of operations) through October 31, 2021 (financial highlights):

Chinese Equity Portfolio

For the year ended October 31, 2023 (statement of operations); for the year ended October 31, 2023 and the period from September 14, 2022 (commencement of operations) through October 31, 2022 (statements of changes in net assets and financial highlights):

Emerging Markets ex China Portfolio

For the year ended October 31, 2023 (statement of operations); for the year ended October 31, 2023 and the period from September 28, 2022 (commencement of operations) through October 31, 2022 (statements of changes in net assets and financial highlights):

International Developed Markets Equity Portfolio

For the period from December 21, 2022 (commencement of operations) through October 31, 2023 (statement of operations, statement of changes in net assets, and financial highlights):

International Carbon Transition Equity Portfolio

Harding, Loevner Funds, Inc.

Supplemental Tax Information

(unaudited)

Global Equity Research, International Equity, International Developed Markets Equity, International Carbon Transition Equity, International Equity Research, International Small Companies, Institutional Emerging Markets, Emerging Markets, Emerging Markets ex China, Chinese Equity, Emerging Markets Research, and Frontier Emerging Markets paid qualifying foreign taxes of $14,362, $26,826,105, $208,084, $5,891, $33,729, $912,983, $7,883,066, $4,380,943, $12,299, $3,004, $22,229, and $411,565 and earned $87,997, $288,177,921, $1,555,657, $35,188, $230,764, $6,724,991, $43,486,306, $20,366,734, $69,545, $22,545, $120,124, and $3,447,346 from foreign source income during the fiscal year ended October 31, 2023, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global Equity Research, International Equity, International Developed Markets Equity, International Carbon Transition Equity, International Equity Research, International Small Companies, Institutional Emerging Markets, Emerging Markets, Emerging Markets ex China, Chinese Equity, Emerging Markets Research and Frontier Emerging Markets designated $0.0214, $0.0479, $0.0285, $0.0316, $0.0293, $0.0303, $0.0711, $0.1661, $0.0370, $0.0058, $0.0314, and $0.0240 per share as foreign taxes paid and $0.1309, $0.5146, $0.2129, $0.1888, $0.2007, $0.2229, $0.3924, $0.7722, $ 0.2092, $0.0438, $0.1695, and $0.2014 per share as income earned from foreign sources for the fiscal year ended October 31, 2023, respectively.

Global Equity Research, International Equity, International Developed Markets Equity, International Carbon Transition Equity, International Equity Research, International Small Companies, Institutional Emerging Markets, Emerging Markets, Emerging Markets ex China, Chinese Equity, Emerging Markets Research, and Frontier Emerging Markets had qualifying dividend income of $136,990, $334,717,025, $1,875,204, $40,775, $256,355, $10,079,887, $45,493,181, $23,416,579, $78,884, $25,399, $133,827 and $3,587,691 respectively, during the fiscal year ended October 31, 2023.

For the fiscal year ended October 31, 2023, Global Equity and Global Equity Research designated 100% and 29.28% of the distributions from net investment income as qualifying for the 100% corporate dividend received deduction, respectively.

Pursuant to Section 852 of the Internal Revenue Code, Global Equity, International Equity, Emerging Markets and Emerging Markets ex China designated $2,216,250, $257,161,744, $16,732,490 and $1,937 respectively, as a long term capital gain dividend for the fiscal year ended October 31, 2023.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements

(unaudited)

The following statements reflect the basis for the approval of investment advisory agreements by the Board of Directors of Harding, Loevner Funds, Inc. during the Fund’s most recent fiscal half year.

Approval of Investment Advisory Agreement – Annual Considerations of Advisory Agreements

At an in-person meeting of the board of directors (collectively, the “Board” or “Directors” and, each, a “Director”) of Harding, Loevner Funds, Inc. (the “Fund”) held on June 9, 2023 (the “Meeting”), the Board, including a majority of those Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Harding Loevner LP (“Harding Loevner” or the “Adviser”) and the Fund and with respect to the following series: the Global Equity Portfolio, Global Equity Research Portfolio (the “GER Portfolio”), the International Equity Portfolio, the International Equity Research Portfolio (the “IER Portfolio”), the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio, the Emerging Markets Portfolio, the Chinese Equity Portfolio, the Emerging Markets Research Portfolio (the “EMR Portfolio and, together with the IER Portfolio and GER Portfolio, the “Research Portfolios”) and the Frontier Emerging Markets Portfolio (collectively, the “ Portfolios”).*

Overview of the Review Process

Prior to the Meeting, the Board established a subcommittee of the Governance Committee of the Board comprised of three Independent Directors (the “Subcommittee”) to conduct a preliminary review of the materials provided to the Board by Harding Loevner in connection with consideration of the Advisory Agreement, to liaise with Harding Loevner and to assist the Board in its deliberations. In addition, legal counsel to the Independent Directors (“Independent Counsel”), on behalf of the Independent Directors, delivered to Harding Loevner a written request for information that the Board believed necessary to evaluate the terms of the Advisory Agreement. In response, Harding Loevner furnished materials to facilitate the Board’s evaluation of the terms of the Advisory Agreement (the “Renewal Materials”), including information on, among other things: (i) the investment performance, expenses and advisory fees of each Portfolio relative to benchmark indices and other mutual funds and, as set forth in performance and expense reports (the “ISS Reports”) prepared by Institutional Shareholder Services Inc. (“ISS”), a third-party fund analytics provider engaged as part of the Advisory Agreement review process; (ii) Harding Loevner’s profitability and costs arising from services provided to the Fund; (iii) the qualifications of Harding Loevner and portfolio management personnel with respect to services provided to the Portfolios; and (iv) Harding Loevner’s investment research capabilities and resources. Harding Loevner also sought to provide the foregoing information in the context of the global market-wide shift in the relative performance of growth stocks versus value stocks, the impact on Russian equities and world markets following Russia’s invasion of Ukraine, global central banks’ sharp interest rate increases in response to persistent inflation, and company-specific responses to inflation and counter-inflationary measures particularly in the financial sector.

In preparation for the Meeting, Harding Loevner provided the Subcommittee with a preliminary version of the Renewal Materials for review and comment. The Subcommittee and representatives of Harding Loevner discussed the preliminary Renewal Materials during a virtual meeting on May 12, 2023. Following this meeting, Harding Loevner revised the Renewal Materials in response to the Subcommittee’s comments and distributed the Renewal Materials in final form to the full Board. The Board also received and considered a memorandum regarding the Board’s responsibilities in connection with renewal of the Advisory Agreement prepared by Independent Counsel and Independent Counsel assisted the Independent Directors throughout the process.

At the Meeting, both in general and executive sessions, the Board considered and discussed the Renewal Materials presented by Harding Loevner. During the presentations, Harding Loevner expanded on those materials and responded to specific questions from the Board. Among other things, Harding Loevner discussed the performance records of the Portfolios and the competitiveness of the Portfolios’ advisory fees and total expense ratios. In addition, Harding Loevner addressed factors that had an adverse impact on performance, both on an absolute and a relative basis, of certain Portfolios. Harding Loevner also focused on the quality of the services provided to the Portfolios and Harding Loevner’s continued investment in personnel, technology and other resources that service the Fund and its shareholders. The Independent Directors met in executive session with Independent Counsel prior to the commencement of the Meeting and during the course of the Meeting to discuss the materials provided and information presented by Harding Loevner.

In evaluating continuance of the Advisory Agreement with respect to each Portfolio, among other things, the Board considered the various factors and information discussed below. The following discussion is not intended to be all-inclusive, as the Board reviewed a variety of factors and considered a significant amount of information.

* As of the date of the Meeting, the following series of the Fund were still within the respective initial two-year terms under the Advisory Agreement: the Emerging Markets ex China Portfolio, the International Developed Markets Equity Portfolio and the International Carbon Transition Equity Portfolio (the “New Portfolios”). Accordingly, the Board did not take up the continuance of the Advisory Agreement with respect to the New Portfolios.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

Nature, Extent and Quality of Services

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services provided to the Portfolios by Harding Loevner. The Board also considered the nature, extent and quality of the extensive non-advisory services provided to the Portfolios by Harding Loevner, including portfolio trading; the resources devoted to, and the record of compliance with, each Portfolio’s compliance policies and procedures; the resources devoted to the supervision of third-party service providers; and the quality and quantity of administrative and shareholder servicing.

In addition to the materials provided at the meeting, the Board received information in connection with quarterly Board and committee meetings throughout the year regarding the services rendered by Harding Loevner concerning the management of each Portfolio. Harding Loevner presented and discussed with the Board the qualifications, backgrounds and responsibilities of Harding Loevner’s management team and information regarding the members of each Portfolio’s portfolio management team. The Board evaluated Harding Loevner’s ability to attract and retain qualified investment advisory and non-advisory personnel and its recruitment, retention and professional development programs and strategies.

The Board also considered the adequacy of Harding Loevner’s financial and operational resources committed to each Portfolio, and how well Harding Loevner utilized those resources to meet the Portfolio’s investment needs, to oversee non-investment services, and to satisfy compliance requirements, including implementation of new regulatory mandates. The Board also considered the effective operation of Harding Loevner’s business continuity plan and cybersecurity policies. The Board further noted that, as of March 31, 2023, Harding Loevner had approximately $58.3 billion in assets under management and that the Fund was Harding Loevner’s largest client, with assets of approximately $21.5 billion. The Board took into account the benefits realized by the Portfolios from Harding Loevner’s affiliation with Affiliated Managers Group, Inc., an established global asset management company.

The Board considered annual and periodic reports of the Fund’s Chief Compliance Officer (the “CCO”) with respect to the effectiveness and adequacy of the Fund’s and Harding Loevner’s compliance programs. The Board noted the CCO’s determination that Harding Loevner’s compliance program is reasonably designed to prevent violations of the federal securities laws.

Performance of the Adviser

For each Portfolio, the Board considered, among other things, the historical performance for multiple time periods ended as of March 31, 2023, including the one-year, three-year, five-year and ten-year periods (or shorter for newer Portfolios) included in the ISS Reports, compared against each Portfolio’s Morningstar Category and benchmark index for each share class. The Board considered each Portfolio’s risk relative to its respective benchmark and high active share (i.e., low overlap with holdings in benchmark indices) historically inherent in Harding Loevner’s investment process.

With respect to the recent performance of the Portfolios, the Board considered the trailing annualized net total returns and noted that for the one-year period ended March 31, 2023, each Portfolio outperformed its respective benchmark index, except the Global Equity Portfolio underperformed its respective benchmark index. The International Equity Portfolio, Emerging Markets Portfolio, Institutional Emerging Markets Portfolio, International Small Companies Portfolio, Chinese Equity Portfolio, GER Portfolio, and IER Portfolio outperformed their respective Morningstar Categories, while each of the remaining Portfolios underperformed its respective Morningstar Category.

In assessing longer term performance by the Portfolios, for the five-year period ended March 31, 2023, the Board noted that the International Equity Portfolio and International Small Companies Portfolio outperformed their respective benchmark indices. The Global Equity Portfolio, the Institutional Emerging Markets Portfolio, the Emerging Markets Portfolio, the Research Portfolios and the Frontier Emerging Markets Portfolio underperformed their respective benchmark indices. Each Portfolios with at least five years of operations underperformed its respective Morningstar Category, with the exception of the International Small Companies Portfolio, which outperformed its respective Morningstar Category. The Board noted in its review that the Chinese Equity Portfolio had not yet completed five years of operations and that Morningstar does not have a frontier emerging markets category.

For the ten-year period ended March 31, 2023, the Board noted that the International Equity Portfolio and International Small Companies Portfolio, the Institutional Class of the Frontier Emerging Markets Portfolio and the Institutional Class of the Global Equity Portfolio outperformed their respective benchmark indices; the Investor Class of the Frontier Emerging Markets Portfolio, the Advisor Class of the Emerging Markets Portfolio, the Institutional Class of the Institutional Emerging Markets Portfolio and the Advisor Class of the Global Equity Portfolio underperformed their respective benchmark indices; and that each remaining Portfolio underperformed its respective Morningstar

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

Category, with the exception of the Institutional Class of the International Equity Portfolio and the Institutional Class of the International Small Companies Portfolio. The Board noted in its review that the Research Portfolios and Chinese Equity Portfolio had not yet completed ten years of operations and that Morningstar does not have a frontier emerging markets category.

In addition, the Board reviewed Harding Loevner’s investment philosophy used to manage the Portfolios, as well as the effectiveness of Harding Loevner’s portfolio management teams in the day-to-day management of Portfolios. The Board noted Harding Loevner’s bottom-up, business-focused approach based on the study of individual companies and the competitive dynamics of the global industries in which those companies participate. The Board considered Harding Loevner’s disciplined adherence to its investment philosophy and process in spite of the significant global developments that adversely affected many of the Portfolios’ market-relative returns over the past several years: (1) a continued global market-wide stylistic shift in the relative performance of growth stocks versus value stocks, particularly with respect to relatively higher price and higher quality growth stocks; (2) following Russia’s invasion of Ukraine, the near-total devaluation of Russian stocks as a result of the decision by the Russian government to prohibit certain foreign investors from trading Russian securities on local stock exchanges, particularly with respect to the Emerging Markets Portfolio and Institutional Emerging Markets Portfolio; (3) global central banks’ sharp interest rate increases in response to persistent inflation; and (4) company-specific responses to inflation and counter-inflationary measures particularly in the financial sector. The Board also took note of Harding Loevner’s continued refinement of its integration of environmental, social and governance factors in its investment process to enhance risk-adjusted performance.

In evaluating the investment performance of the Portfolios, the Board acknowledged that Harding Loevner’s investment style may result in periods of underperformance, but has historically produced outperformance over longer time periods. The Board found that, historically, the Portfolios have performed well relative to their respective benchmark indices. The Board also considered Harding Loevner’s ongoing efforts to identify the causes of any underperformance and the effectiveness of these efforts. Also noted were the enhancements made by Harding Loevner to its investment risk management tools. Finally, the Board considered that the Morningstar Category performance data provided within the ISS Reports was less useful with respect to the Frontier Emerging Markets Portfolio, as Morningstar did not have a Frontier Markets category at March 31, 2023 and instead compared the Portfolio to the Diversified Emerging Markets category.

Costs of the Services and Profitability of the Adviser

The Board considered information regarding Harding Loevner’s costs to provide investment management services to the Portfolios and the profitability to Harding Loevner from managing the Portfolios. In evaluating Harding Loevner’s profitability, the Board considered Harding Loevner’s profitability analyses for calendar years 2021 and 2022. The Board also considered profitability adjusted, on a pro forma basis, for estimated provisions for federal and state corporate income taxes; each Portfolio’s expense ratio; the allocation methodology used by Harding Loevner to compute such profitability; and Harding Loevner’s contractual fee waivers and expense reimbursements with respect to the applicable Portfolios. The Board further considered profitability on a Portfolio-by-Portfolio basis, focusing on Harding Loevner’s profit both with and without taking into account those costs borne by Harding Loevner with respect to its efforts to expand the Portfolios’ shareholder base.

Harding Loevner also presented its profitability analyses for calendar years 2021 and 2022 on an adjusted basis to reflect the equity-related compensation received by certain senior personnel of Harding Loevner who are limited partners of Harding Loevner. In the adjusted profitability analyses, Harding Loevner stated that it had adjusted its personnel expenses to an amount that more closely resembled the compensation paid to similarly situated personnel at peer firms, noting that the salaries and bonuses paid to Harding Loevner’s limited partners are lower than the compensation paid at peer firms because the limited partners also receive equity-related compensation. The Board noted that this adjusted profitability information was useful in its consideration and assessment of Harding Loevner’s profitability.

The Board took note of the costs Harding Loevner has incurred that are intended to assure the continued delivery of high-quality services to its clients, including the Portfolios, and the future costs Harding Loevner plans to incur, including hiring additional qualified personnel and further investing in technology, including with respect to cybersecurity as well as enhancing its operational infrastructure. The Board considered Harding Loevner’s need to accommodate changing regulatory requirements and to adapt to structural changes in the mutual fund marketplace. In assessing profitability, the Board considered each Portfolio’s profitability in the context of the services provided and the reasonableness of the fees charged for those services.

Comparison of Fees and Services Provided by the Adviser

The Board reviewed the contractual advisory fees that are payable by the Portfolios to Harding Loevner and the actual investment advisory fees realized by Harding Loevner taking into account the fee waiver and/or expense reimbursement arrangements for certain of the Portfolios. The Board considered the fact that Harding Loevner’s waiver/expense reimbursement arrangements are not subject to recapture and that the proposed fee reductions and breakpoints were contractual in nature, noting that in fiscal year 2022, Harding Loevner waived a portion of its advisory fees for the following Portfolios and classes: the Institutional Class and Institutional Class Z of the Institutional Emerging Markets Portfolio; the Investor Class and Institutional Class Z of the Frontier Emerging Markets Portfolio; the Investor Class of the International Small

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

Companies Portfolio; and the Institutional Class of the Chinese Equity Portfolio and the Research Portfolios. In addition, the Board compared Harding Loevner’s separate account fee schedule with the advisory fees payable by the Portfolios to Harding Loevner. Further, the Board took note that the fee waivers in place for the Chinese Equity Portfolio and the Research Portfolios exceeded Harding Loevner’s advisory fee.

The Board considered the ISS Reports, which included information comparing each Portfolio’s management fee and overall expenses with those of funds in a group of peer funds selected by ISS (the “Expense Group”), as well as with each Portfolio’s peer funds in its respective Morningstar Category-derived universe (the “Expense Universe”). The Board noted that the net operating expenses, as that term is used in the ISS Reports† (the “Net Operating Expenses”), of each Portfolio were below the median of its respective Expense Group and Expense Universe, with the exception of the Investor Class of the Frontier Emerging Markets Portfolio (above the Expense Universe median only), the Chinese Equity Portfolio (above both the Expense Group and Expense Universe medians) and the Research Portfolios (above both the Expense Group and Expense Universe medians) With respect to the Chinese Equity Portfolio and the Research Portfolios, the Board took note that Net Operating Expenses exceeded the median of their respective Expense Group and Expense Universe due to the small asset size of these Portfolios, although this was partially offset by the voluntary subsidy of those Portfolios by Harding Loevner.

The Board also observed that, except as noted below, the net total expense ratio of each class of each Portfolio after any applicable waiver of advisory fees and reimbursement of expenses (“Net Total Expense Ratio”) was competitive with, and generally lower than, its respective Expense Group and Expense Universe medians. The Board considered the contractual management fees as well as the net management fee for each class of each Portfolio after any applicable waiver of advisory fees and reimbursement of expenses (“Net Total Management Fee”) in comparison with its Expense Group and Expense Universe.

The Board noted that Harding Loevner did not consider the Expense Universe to be an appropriate comparator for the Frontier Emerging Markets Portfolio, as it was comprised of the Diversified Emerging Markets Morningstar Category, which is not limited exclusively to funds primarily investing in equity securities of companies based in the frontier emerging markets. It was noted that frontier markets involve higher costs than emerging markets investing generally. In its consideration of each Portfolio’s Net Total Management Fee, the Board considered each Portfolio’s long-term performance record, Harding Loevner’s commitment and adherence to its investment philosophy and process, and the extensive scope of non-advisory services provided by Harding Loevner. The Board also considered Harding Loevner’s voluntary waiver of advisory fees and reimbursement of expenses for applicable Portfolios.

The Board recognized that Harding Loevner’s separate account and collective trust clients require fewer services from Harding Loevner than the Fund. The Board additionally recognized Harding Loevner’s efforts to direct more institutional investors into pooled vehicles, including the Portfolios, to the extent possible. Further, the Board took note that many sophisticated institutional investors, after reviewing similar investment vehicles with the assistance of their consultants, had determined and continue to invest in the Portfolios.

The Board also noted Harding Loevner’s commitment to review periodically the fees charged to the Portfolios and the following fee and expense cap adjustments proposed by Harding Loevner at the Meeting (the “Proposal”) as part of the 2023 Advisory Agreement renewal process to ensure that the fees remain competitive: (1) changing the advisory fee of the Institutional Emerging Markets Portfolio and Emerging Markets Portfolio from a tiered schedule (which starts at 1.00%) to a flat advisory fee of 0.95%; (2) decreasing the advisory fee of the Emerging Markets ex China Portfolio from 1.00% to 0.95%; and (3) decreasing the expense cap: (a) of the Institutional Class and Institutional Class Z of the Institutional Emerging Markets Portfolio to 1.05% and 0.95%, respectively; (b) of the Advisor Class of the Emerging Markets Portfolio to 1.25%; and (c) of the Institutional Class of the Emerging Markets ex China Portfolio to 1.05%, through February 28, 2025.

Based on these considerations, the Board concluded that each Portfolio’s advisory fee, as adjusted under the Proposal, in light of the services provided by Harding Loevner, was reasonable.

Economies of Scale

The Board considered the extent to which economies of scale have been realized in light of the Portfolios’ asset size, whether there is potential for realization of further economies of scale for the Portfolios, and whether material economies of scale are being shared with shareholders. The Board also considered that, although the firm-wide assets under management of Harding Loevner, including those of certain Portfolios, had decreased over the period, Harding Loevner continues to reinvest in its business so as to ensure it continues to provide the same or better quality of services to the Portfolios as it has historically and also continues to meet investors’ service expectations.

† Under the ISS methodology, Net Operating Expenses include transfer agency fees, custodian fees, professional expenses (including audit and legal expenses) and other operating expenses (including but not limited to fund accounting, printing/mailing and registration) and exclude advisory fees and 12b-1/non-12b-1 distribution and service fees. Net Total Expenses include Net Operating Expenses, 12b-1/non-12b-1 distribution and service fees, and Net Management Fees (which includes Advisory Fees and Administrator Fees, net of applicable advisory fee waivers). ISS defines Administrator Fees as fees paid to a third party administrator for providing certain administrative services not included in operating expenses.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

The Board noted too that the Portfolios have historically benefitted both from growth in assets under management in the Portfolios and from assets under management in Harding Loevner’s other accounts, each of which have resulted in certain expenses becoming a smaller percentage of Harding Loevner’s firm-wide assets under management.

The Board acknowledged that other aspects of the Portfolios’ investment strategies may limit the realization of economies of scale, including a particular strategy’s capacity limitations. The Board also acknowledged Harding Loevner’s increased operational expenses as a result of its pursuit of excellence in investment results and in the shareholder experience, in a competitive marketplace.

The Board considered that Harding Loevner assumes substantial business risk each time it sponsors a new series of the Fund. The Board also noted that Harding Loevner provides the same high-quality services to the Portfolios that have not yet achieved profitability due to their smaller level of assets.

Other Benefits

The Board considered other benefits derived or to be derived by Harding Loevner from its relationship with the Portfolios. In this regard, the Board noted that the only tangible material benefits from Harding Loevner’s relationship with the Portfolios are from the receipt of research products and services obtained through soft dollars in connection with Portfolio brokerage transactions. The Board further considered the extent to which Harding Loevner and its other clients benefitted from receipt of these research products and services.

The Board also considered other benefits that the Portfolios derived from their association with Harding Loevner. In this regard, the Board considered the competitive nature of the mutual fund marketplace and that the Portfolios’ shareholders invested in the Renewal Portfolios because of the Fund’s relationship with Harding Loevner.

Conclusion

Following extensive discussion, both in general session and in an executive session of the Independent Directors meeting alone with Independent Counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions regarding continuance of the Advisory Agreement and the Proposal and that all of the Board’s questions had been addressed to its satisfaction. The Board, including a majority of the Independent Directors, concluded with respect to each Portfolio that Harding Loevner’s investment advisory fees, as adjusted by the Proposal, were sufficiently supported by the Board’s review of the factors described above.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the continuance of the Advisory Agreement on behalf of each Portfolio, including the Proposal. The Board’s approval determinations were made on the basis of each Director’s business judgment after consideration of all the information presented and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor.

Harding, Loevner Funds, Inc.

Privacy Notice

(unaudited)

HARDING, LOEVNER FUNDS, INC.

PRIVACY NOTICE

The Fund collects nonpublic personal information about you from the following sources:

•

Information, such as your name, address, social security number, assets and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.

•	Information that results from any transaction performed by us for you.

The Fund will not disclose any nonpublic personal information about you or its former customers to anyone except as permitted or required by law.

If you decide to close your account(s) or become an inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.

The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Each Director who is an Independent Director is listed below together with his or her positions with the Fund, a brief statement of his or her principal occupation during the past five years and any other directorships held:

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

Carolyn N. Ainslie c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1958	Director	Indefinite; Director since 2015; Member of the Audit Committee since 2015; Co - Chairperson of the Audit Committee June - December, 2017; and Chairperson of the Audit Committee since 2018; Member of the Governance Committee since March 2018	Bill & Melinda Gates Foundation, Chief Financial Officer, 2018-present; Princeton University, Vice President for Finance and Treasurer, 2008 – 2018.	13	None.

Jill R. Cuniff c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1964	Director	Indefinite; Director since 2018; Member of the Audit Committee since 2018; Member of the Governance Committee since March 2018	Retired, 2016 to present.	13	None.

R. Kelly Doherty c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1958	Director	Indefinite; Director since 2004; Lead Independent Director since 2014; Member of the Governance Committee since March 2018	Caymen Partners (private investment vehicles), Managing Partner, 1999 - present.	13	Lead Director, Selective Insurance Group, Inc.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

Charles W. Freeman, III c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1964	Director	Indefinite; Director since 2008; Member of the Governance Committee since March 2018	U.S. Chamber of Commerce, Senior Vice President for Asia, 2018 - present; Bower Group Asia, Managing Director, China, December 2016 – 2017.	13	None.

Jason Lamin c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1974	Director	Indefinite; Director since 2021; Member of the Audit Committee since 2021; Member of the Governance Committee since 2021	Lenox Park Solutions, Inc. (FinTech Company), Founder and Chief Executive Officer, 2009 – present.	13	None.

Eric Rakowski c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1958	Director	Indefinite; Director since 2008; Chairman of the Governance Committee since March 2018	University of California at Berkeley School of Law, Professor, 1990 – present.	13	AMG Funds (40 portfolios); AMG Pantheon Fund (1 portfolio); AMG Pantheon Master Fund (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio); AMG Pantheon Lead Fund, LLC (1 portfolio); Parnassus Funds (6 portfolios).

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Each Director who is an “interested person” of the Fund for purposes of the 1940 Act is listed below together with his or her positions with the Fund, a brief statement of his or her occupation during the past five years and any other directorships held:

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

David R. Loevner** c/o Harding Loevner LP 1230 Ida Dr. Ste. 3 1⁄2 PO Box 383 Wilson, WY 83014 1954	Director and Chairman of the Board of Directors	Indefinite; Director and Chairman of the Board since 1996	Harding Loevner LP, Chairman, 1989 – present, and Chief Executive Officer, 1989 –2022; Harding Loevner Funds, plc, Director, 2007 – present.	13	None.

Alexandra K. Lynn*** Affiliated Managers Group, Inc. 777 South Flagler Drive West Palm Beach, FL 33401 1979	Director	Indefinite; Director since 2021	Affiliated Managers Group, Inc., 2009 – present (Chief Administrative Officer, 2018 – present).	13	None.

* Each of Mr. Loevner and Ms. Lynn is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until their respective successor is duly elected and qualified.

** Mr. Loevner is considered an “interested person” of the Fund as defined in 1940 Act, because he serves as Chairman of Harding Loevner LP, the Fund’s investment advisor.

*** Ms. Lynn is considered an “interested person” of the Fund as defined in the 1940 Act, as a result of her position with, and interest in securities of, AMG, a control person of Harding Loevner.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Except as otherwise indicated, the address of each Director is: c/o Harding Loevner LP 400 Crossing Boulevard, Fourth Floor, Bridgewater, NJ 08807.

Name, Address and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years

Ryan Bowles Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1988	President	1 year; since 2022	Harding Loevner LP, Director, Product Management 2022 – present; Product Manager, 2010 – 2022.

Tracy L. Dotolo Foreside Management Services, LLC (d/b/a ACA Group) 3 Canal Plaza Third Floor Portland, ME 04101 1976	Chief Financial Officer and Treasurer	1 year; since 2019	Senior Director at Foreside Management Services, LLC (d/b/a ACA Group), 2016 – present.

Aaron J. Bellish Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1979	Assistant Treasurer	1 year; since 2012	Harding Loevner LP, Chief Executive Officer, 2023 – present, Chief Operating Officer, 2021 – 2022; Chief Financial Officer, 2012 – 2021.

Derek A. Jewusiak The Northern Trust Company 333 South Wabash Chicago, IL 60604 1971	Assistant Treasurer	1 year; since 2013	The Northern Trust Company, Vice President, 2012 – present.

Lisa Togneri Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1976	Assistant Treasurer	1 year; since 2021	Harding Loevner LP, Chief Financial Officer, 2021 – present; Deputy Chief Financial Officer, 2019 – 2021; Soundlink Partners, Chief Financial Officer and Chief Operating Officer, 2015 – 2019.

Tom Dula Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1974	Assistant Treasurer	1 year; since December 2022	Harding Loevner LP Product Operations Manager, Nov 2022 – present; Northern Trust Client Executive, Nov 2016 – Nov 2022.

Lisa R. Price Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1979	Assistant Secretary	1 year; since 2019	Harding Loevner LP, Counsel, 2019 – present; Oak Hill Advisors, LP, Principal, Associate General Counsel and Chief Compliance Officer (OHAI), January 2019 – August 2019, Vice President, Associate General Counsel and Chief Compliance Officer (OHAI), 2015 – 2018.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Name, Address and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years

Brian D. Simon Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1962	Chief Compliance 1 year; since December 2022 Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary	1 year, since 2016, 2016 and 2015 respectively	Harding Loevner LP, General Counsel, 2014 – present; Chief Compliance Officer, 2021 – present.

Tanya S. Tancheff The Northern Trust Company 333 South Wabash Avenue Chicago, IL 60604 1973	Secretary	1 year; since December 2022	The Northern Trust Company, Second Vice President, 2022 – present; ALPS Holdings, Inc., Senior Paralegal 2017 – 2022.

* Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

There is no family relationship among any of the Directors or officers listed above.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Portfolio Schedules of Investments

Each Portfolio files its complete portfolio of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolios’ Forms N-PORT are available on the SEC’s website at www.sec.gov. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to the Fund’s Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter that are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc. c/o Northern Trust Attn: Funds Center, Floor 38 333 South Wabash Avenue Chicago, IL 60604
(877) 435-8105 www.hardingloevnerfunds.com

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics for senior officers pursuant to the Sarbanes-Oxley Act of 2002 (“SOX Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
2.

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3.	Compliance with applicable governmental laws, rules, and regulations;
4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
5.	Accountability for adherence to the code.

(b)	During the period covered by this report, there were no amendments to the Fund’s SOX Code.
(c)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the SOX Code.
(d)	Not applicable.
(e)	The Registrant’s SOX Code referred to in Item 2(a) above is attached as an Exhibit 13(a)(1), hereto.

Item 3. Audit Committee Financial Expert.

As of October 31, 2023, the Registrant’s Board of Directors has determined that the following members of the Audit Committee are audit committee financial experts and independent: Carolyn N. Ainslie and Jill R. Cuniff.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP, the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements in connection with statutory and regulatory filings or engagements for those fiscal years are $359,820 in 2023 and $296,310 in 2022.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit of the Registrant statutory and regulatory filings or engagements are $5,000 in 2023 and $13,000 in 2022.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG LLP for the review of domestic tax returns were $122,175 in 2023 and $107,200 in 2022.

2

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG LLP, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2023 and $0 in 2022.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

A copy of the Audit Committee’s Pre-Approval Policies and Procedures is filed with this Form N-CSR under Item 13(c).

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1(a) of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

3

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Ex99.Code of Ethics: Incorporated by reference to Exhibit 1132(a)(1) to the report filed on Form N-CSR on January 5, 2023 (Accession No. 0001193125-23-002209).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

(c)	Incorporated by reference to Exhibit 12(c) to the report filed on Form N-CSR on January 6, 2016 (Accession No. 0001193125-16-422394).

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Ryan Bowles
Ryan Bowles
President
(Principal Executive Officer)

Date: December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Ryan Bowles
Ryan Bowles
President
(Principal Executive Officer)

Date: December 28, 2023

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: December 28, 2023

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